UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08257

STATE STREET INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

1600 Summer Street, Stamford, Connecticut 06905

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Joshua A. Weinberg, Esq. Managing Director and Managing Counsel SSGA Funds Management, Inc. One Lincoln Street Boston, Massachusetts 02111	David Hearth, Esq. Paul Hastings LLP 101 California Street, 48th Floor San Francisco, California 94111

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Shareholder Report.

Annual Report

September 30, 2017

State Street Institutional Funds

State Street Institutional Funds

Annual Report

September 30, 2017

This report has been prepared for shareholders and may be distributed to others only if accompanied with a current prospectus and/or summary prospectus.

State Street Institutional Funds

Notes to Performance — September 30, 2017 (Unaudited)

Total return performance shown in this report for the State Street Institutional Funds (the “Trust”) and each of its series portfolios (each, a “Fund” and collectively, the “Funds”) takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods of less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at http://www.ssga.com/geam for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index of stocks (“S&P 500 Index”) is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S.-domiciled companies.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI® EAFE® Index”) is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The MSCI® EAFE® Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (“MSCI® ACWI Ex-U.S. Index”) is a market capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI® ACWI Ex-U.S. Index includes both developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Bloomberg Barclays U.S. Aggregate Bond Index is designed to represent performance of the U.S. investment-grade fixed rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of the underlying open end funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2017 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance does not guarantee future results.

The State Street Institutional S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Global Ratings (“S&P”), and S&P makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the State Street Institutional S&P 500 Index Fund to track general stock market performance.

Notes to Performance	1

State Street Institutional Funds

Notes to Performance, continued — September 30, 2017 (Unaudited)

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by SSGA Funds Management, Inc. (“SSGA FM”) in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in SSGA FM’s presentation thereof.

State Street Global Advisors Funds Distributors, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street Institutional Funds and an indirect wholly-owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

2	Notes to Performance

State Street Institutional U.S. Equity Fund

Portfolio Management Discussion and Analysis — September 30, 2017 (Unaudited)

Q.	How did the State Street Institutional U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2017?

A.	For the twelve-month period ended September 30, 2017, the State Street Institutional U.S. Equity Fund returned 18.29% for the Investment Class shares and 18.07% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 18.61% and the Fund’s Morningstar peer group of 1,396 U.S. Large Blend funds returned an average of 17.65% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	It was a year of cross-currents, but U.S. equities enjoyed solid gains. Uncertainty characterized the commencement of the reporting period. At times, both safe haven investments and riskier growth assets came under pressure preceding the largely unanticipated presidential victory of Donald Trump over Hillary Clinton. Post-election expectations of higher interest rates and less regulation propelled a rally in financials and other cyclical sectors on the outlook for increased fiscal stimulus programs. U.S. Treasury yields rose initially and the broad U.S. dollar reached a thirteen-year high in late November — a trend that would continue through the end of 2016.

At the start of 2017, there were a few pauses in the reflationary theme as political and policy concerns weighed on the market at times. However, any hesitation was eventually met with improving company fundamentals and further reassurance from positive economic signals. Undeterred by a generally lower inflation outlook, the Federal Reserve raised interest rates two times during the year to a limited market reaction.

In the last several months of the period, U.S. equity markets displayed impressive resilience against rising geopolitical threats and an administration that is punctuated with strong growth oriented rhetoric but no realized results. Nonetheless global markets scaled a wall of worry, bolstered by widespread positive sentiment.

The large cap style of growth outperformed value reversing last year’s underperformance with information technology and industrials leading the outperformance. In particular, technology stocks continued to show exceptional earnings growth. There were several sectors that underperformed the S&P 500 Index broad market return, including energy, utilities, consumer discretionary/staples, and healthcare.

Q.	What were the drivers behind Fund performance?

A.	The Fund outperformed the average Morningstar U.S. Large Blend manager, but modestly underperformed the S&P 500 Index net of fees. For the year, stock selection was mixed, with positive contributions in six sectors, and neutral-to negative relative performance in five. Industrials offered the best relative performance, as equipment rental company United Rentals enjoyed relief from rising oil prices early in the year, as well as a boost from the outlook for rebuilding activity following a devastating hurricane season at year-end. Allegion, Ingersoll Rand and General Dynamics also outperformed against a generally constructive macro backdrop. The Fund’s Technology and Financials holdings outperformed, with notable contributions from Applied Materials, Western Digital, Visa, Bank of America and Charles Schwab.

The health care sector was the greatest performance detractor, experiencing ups and downs, offering several cross-currents during the year (e.g., health care stocks initially rallied from an oversold position on the Trump win, then health care became a source of funds as investors embraced more cyclical themes). While names like Biogen Idec, Vertex and Merck rallied strongly, their contributions were more than offset by lagging performance in Medtronic, Allergan and Gilead all of which were down during the year. Mixed stock selection in Consumer Discretionary stocks also trimmed the Fund’s relative performance, with pullbacks in Newell, Autozone and Liberty Global offsetting strength in Charter Communications, Time Warner and Amazon.

The Fund does not invest in derivatives securities as part of its strategy, but may hold futures contracts or ETFs to equitize cash flows in advance of investment. The effect of derivatives on performance was de minimis for the year.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund continued its diversified, active research-driven approach to U.S. Equity investing. It has been a multi-manager Fund since inception in 1997, and under took a periodic restructuring in January, 2017, going from three managers (core, value and growth managers) to two core managers benchmarked against the S&P 500 Index — one diversified research-driven and one employing a concentrated, high-conviction approach.

State Street Institutional U.S. Equity Fund	3

State Street Institutional U.S. Equity Fund

Portfolio Management Discussion and Analysis, continued — September 30, 2017 (Unaudited)

At the end of the period, the Fund was positioned for late-cycle economic growth, consistent with our economic outlook. Among sectors, Investment Technology was the largest absolute weighting as the sector where we find many high-quality companies with the sustainable earnings growth at reasonable valuations that we favor. Health Care, Consumer Discretionary, Financials and Information Technology represented key sector overweights vs. the S&P 500 Index. The cyclical sectors were generally underweighted, including Consumer Staples, Telecommunications, Industrials and Materials.

4	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund

Performance Summary — September 30, 2017 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2017

	One Year	Five Year	Ten Year
Number of funds in peer group	1,396	1,083	799
Peer group average annual total return	17.65%	12.91%	6.58%
Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings

as of September 30, 2017 (as a % of Fair Value) (a)(b)

Apple Inc.	3.60%
JPMorgan Chase & Co.	3.23%
Microsoft Corp.	3.12%
Pfizer Inc.	2.83%
Visa Inc., Class A	2.70%
Facebook Inc., Class A	2.45%
PepsiCo Inc.	2.30%
Alphabet Inc., Class A	2.23%
Allergan PLC	1.97%
The Goldman Sachs Group Inc.	1.92%

Sector Allocation as of September 30, 2017

Portfolio composition as a % of Fair Value of $461,559 (in thousands) as of September 30, 2017 (a)(b)

Average Annual Total Return for the periods ended September 30, 2017

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional U.S. Equity Fund	18.29%	13.53%	7.04%	$19,749
S&P 500 Index	18.61%	14.22%	7.44%	$20,488

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional U.S. Equity Fund	18.07%	13.38%	6.92%	$19,528
S&P 500 Index	18.61%	14.22%	7.44%	$20,488

State Street Institutional U.S. Equity Fund	5

State Street Institutional U.S. Equity Fund

Performance Summary, continued — September 30, 2017 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund

Understanding Your Fund’s Expenses — September 30, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,070.90	$1,023.20
Expenses paid during the period*	$1.92	$1.88

Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,069.90	$1,022.00
Expenses paid during the period*	$3.22	$3.14

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% for Investment Class shares and 0.62% for Service Class shares (for the period April 1, 2017-September 30, 2017), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional U.S. Equity Fund	7

State Street Institutional U.S. Equity Fund

Schedule of Investments — September 30, 2017

	Number of Shares	Fair Value $

Common Stock - 97.2%†
Aerospace & Defense - 1.6%
General Dynamics Corp.	13,810	2,839,060
Hexcel Corp.	16,580	952,024
Raytheon Co.	15,386	2,870,720
Rockwell Collins Inc.	5,585	730,015

		7,391,819

Airlines - 0.4%
Alaska Air Group Inc.	14,005	1,068,161
Delta Air Lines Inc.	21,009	1,013,054

		2,081,215

Application Software - 1.9%
Adobe Systems Inc. (a)	7,433	1,108,855
Intuit Inc.	10,921	1,552,311
salesforce.com Inc. (a)	67,945	6,347,422

		9,008,588

Asset Management & Custody Banks - 0.7%
Ameriprise Financial Inc.	11,452	1,700,737
BlackRock Inc.	3,738	1,671,222

		3,371,959

Auto Parts & Equipment - 0.4%
BorgWarner Inc.	19,048	975,829
Delphi Automotive PLC	10,434	1,026,706

		2,002,535

Automotive Retail - 1.4%
AutoZone Inc. (a)	11,090	6,599,770

Biotechnology - 5.6%
Alexion Pharmaceuticals Inc. (a)	56,708	7,955,565
Amgen Inc.	39,466	7,358,436
Biogen Inc. (a)	27,201	8,517,177
Vertex Pharmaceuticals Inc. (a)	12,946	1,968,310

		25,799,488

Building Products - 0.6%
Allegion PLC	29,504	2,551,211

Cable & Satellite - 2.4%
Charter Communications Inc., Class A (a)	12,230	4,444,627
Comcast Corp., Class A	96,734	3,722,324
Liberty Global PLC, Class C (a)	90,700	2,965,890

		11,132,841

Communications Equipment - 0.6%
Cisco Systems Inc.	77,819	2,617,053

	Number of Shares	Fair Value $
Consumer Finance - 0.6%
American Express Co.	20,485	1,853,073
Discover Financial Services	16,539	1,066,435

		2,919,508

Data Processing & Outsourced Services - 3.0%
PayPal Holdings Inc. (a)	24,305	1,556,249
Visa Inc., Class A	118,371	12,457,364

		14,013,613

Diversified Banks - 5.3%
Bank of America Corp.	199,785	5,062,552
JPMorgan Chase & Co.	156,421	14,939,770
U.S. Bancorp	29,060	1,557,325
Wells Fargo & Co.	50,040	2,759,706

		24,319,353

Diversified Chemicals - 0.6%
DowDuPont Inc.	36,958	2,558,602

Drug Retail - 0.8%
CVS Health Corp.	15,587	1,267,535
Walgreens Boots Alliance Inc.	31,262	2,414,051

		3,681,586

Electric Utilities - 1.7%
American Electric Power Company Inc.	14,975	1,051,844
Duke Energy Corp.	9,077	761,742
Edison International	12,251	945,410
Exelon Corp.	38,243	1,440,614
NextEra Energy Inc.	16,111	2,361,067
PG&E Corp.	22,273	1,516,568

		8,077,245

Electrical Components & Equipment - 0.5%
Acuity Brands Inc.	6,449	1,104,585
Rockwell Automation Inc.	5,988	1,067,121

		2,171,706

Environmental & Facilities Services - 0.4%
Republic Services Inc.	28,396	1,875,840

Fertilizers & Agricultural Chemicals - 0.2%
Monsanto Co.	5,961	714,247

Financial Exchanges & Data - 1.8%
CME Group Inc.	49,354	6,696,351
S&P Global Inc.	9,293	1,452,589

		8,148,940

See Notes to Schedules of Investments and Notes to Financial Statements.

8	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Footwear - 0.5%
NIKE Inc., Class B	48,453	2,512,288

Gold - 0.1%
B2Gold Corp. (a)	169,122	473,542

Healthcare Equipment - 4.0%
Abbott Laboratories	85,615	4,568,416
Becton Dickinson and Co.	3,434	672,892
Boston Scientific Corp. (a)	128,313	3,742,890
Medtronic PLC	106,015	8,244,787
Stryker Corp.	7,540	1,070,831

		18,299,816

Home Entertainment Software - 0.4%
Activision Blizzard Inc.	16,479	1,063,060
Electronic Arts Inc. (a)	7,793	920,042

		1,983,102

Home Improvement Retail - 0.9%
Lowe’s Companies Inc.	6,867	548,948
The Home Depot Inc.	21,498	3,516,213

		4,065,161

Hotels, Resorts & Cruise Lines - 0.3%
Marriott International Inc., Class A	11,764	1,297,099

Housewares & Specialties - 1.6%
Newell Brands Inc.	168,156	7,175,216

Hypermarkets & Super Centers - 0.4%
Wal-Mart Stores Inc.	20,958	1,637,658

Independent Power Producers & Energy Traders - 0.0%*
Calpine Corp. (a)	14,825	218,669

Industrial Conglomerates - 1.1%
Honeywell International Inc.	20,274	2,873,637
Roper Technologies Inc.	9,157	2,228,814

		5,102,451

Industrial Machinery - 2.2%
Ingersoll-Rand PLC	58,635	5,228,483
Xylem Inc.	80,862	5,064,387

		10,292,870

Insurance Brokers - 0.4%
Marsh & McLennan Companies Inc.	20,422	1,711,568

	Number of Shares	Fair Value $
Integrated Oil & Gas - 2.3%
Chevron Corp.	31,332	3,681,510
Exxon Mobil Corp.	86,895	7,123,652

		10,805,162

Integrated Telecommunication Services - 0.5%
Verizon Communications Inc.	44,216	2,188,250

Internet & Direct Marketing Retail - 2.8%
Amazon.com Inc. (a)	9,233	8,876,145
Netflix Inc. (a)	3,661	663,922
The Priceline Group Inc. (a)	1,743	3,191,119

		12,731,186

Internet Software & Services - 6.0%
Alphabet Inc., Class A (a)	10,573	10,295,142
Alphabet Inc., Class C (a)	6,224	5,969,501
Facebook Inc., Class A (a)	66,165	11,305,613

		27,570,256

Investment Banking & Brokerage - 3.4%
The Charles Schwab Corp.	152,745	6,681,066
The Goldman Sachs Group Inc.	37,453	8,883,477

		15,564,543

IT Consulting & Other Services - 0.5%
Accenture PLC, Class A	9,330	1,260,203
International Business Machines Corp.	7,628	1,106,670

		2,366,873

Life & Health Insurance - 0.5%
MetLife Inc.	18,834	978,426
Prudential Financial Inc.	13,681	1,454,564

		2,432,990

Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific Inc.	6,132	1,160,174

Managed Healthcare - 0.6%
UnitedHealth Group Inc.	14,145	2,770,298

Metal & Glass Containers - 0.3%
Ball Corp.	31,192	1,288,230

Movies & Entertainment - 1.3%
The Walt Disney Co.	37,248	3,671,536
Time Warner Inc.	23,945	2,453,165

		6,124,701

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional U.S. Equity Fund	9

State Street Institutional U.S. Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Multi-Line Insurance - 0.2%
The Hartford Financial Services Group Inc.	20,166	1,117,801

Multi-Sector Holdings - 1.1%
Berkshire Hathaway Inc., Class B (a)	26,525	4,862,563

Multi-Utilities - 0.9%
Dominion Energy Inc.	6,045	465,042
Sempra Energy	31,210	3,561,997

		4,027,039

Oil & Gas Equipment & Services - 1.3%
Schlumberger Ltd.	83,397	5,817,775

Oil & Gas Exploration & Production - 2.4%
Antero Resources Corp. (a)	80,976	1,611,422
Cimarex Energy Co.	13,011	1,478,960
Noble Energy Inc.	80,007	2,268,999
Pioneer Natural Resources Co.	30,790	4,542,757
Range Resources Corp.	59,619	1,166,744

		11,068,882

Packaged Foods & Meats - 1.4%
Mondelez International Inc., Class A	100,164	4,072,668
The Kraft Heinz Co.	32,061	2,486,331

		6,558,999

Paper Packaging - 0.2%
Packaging Corporation of America	8,044	922,486

Pharmaceuticals - 4.8%
Allergan PLC (l)	44,357	9,090,967
Pfizer Inc.	366,020	13,066,914

		22,157,881

Property & Casualty Insurance - 0.3%
The Allstate Corp.	15,695	1,442,527

Railroads - 0.5%
Union Pacific Corp.	19,619	2,275,215

Regional Banks - 1.8%
First Republic Bank	66,842	6,982,315
The PNC Financial Services Group Inc.	10,897	1,468,589

		8,450,904

	Number of Shares	Fair Value $
Restaurants - 1.0%
Chipotle Mexican Grill Inc. (a)	1,460	449,432
McDonald’s Corp.	14,654	2,295,989
Starbucks Corp.	33,598	1,804,548

		4,549,969

Semiconductor Equipment - 2.0%
Applied Materials Inc.	157,474	8,202,821
Lam Research Corp.	6,050	1,119,492

		9,322,313

Semiconductors - 2.2%
Broadcom Ltd.	32,746	7,942,215
Intel Corp.	31,339	1,193,389
QUALCOMM Inc.	22,652	1,174,280

		10,309,884

Soft Drinks - 2.3%
PepsiCo Inc.	95,410	10,631,536

Specialized REITs - 2.7%
American Tower Corp.	49,959	6,828,396
Equinix Inc.	10,297	4,595,551
Extra Space Storage Inc.	14,297	1,142,616

		12,566,563

Specialty Chemicals - 0.8%
Albemarle Corp.	14,003	1,908,749
GCP Applied Technologies Inc. (a)	10,171	312,250
The Sherwin-Williams Co.	3,560	1,274,622

		3,495,621

Specialty Stores - 0.2%
Signet Jewelers Ltd.	5,862	390,116
Ulta Salon Cosmetics & Fragrance Inc. (a)	1,894	428,158

		818,274

Steel - 0.1%
ArcelorMittal (a)	23,227	598,327

Systems Software - 3.9%
Microsoft Corp.	193,362	14,403,536
Oracle Corp.	71,035	3,434,542

		17,838,078

Technology Hardware, Storage & Peripherals - 3.8%
Apple Inc.	107,935	16,634,942
Hewlett Packard Enterprise Co.	70,729	1,040,424

		17,675,366

See Notes to Schedules of Investments and Notes to Financial Statements.

10	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Tobacco - 1.0%
Philip Morris International Inc.	43,538	4,833,153

Trading Companies & Distributors - 1.3%
United Rentals Inc. (a)	42,939	5,957,357

Wireless Telecommunication Services - 0.2%
T-Mobile US Inc. (a)	15,073	929,401

Total Common Stock (Cost $372,216,210)		449,037,136

	Number of Shares	Fair Value $
Short-Term Investments - 2.7%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.96% (Cost $12,521,534) (d)(m)	12,521,534	12,521,534

Total Investments (Cost $384,737,744)		461,558,670

Other Assets and Liabilities, net - 0.1%		364,559

NET ASSETS - 100.0%		461,923,229

Other Information:

The Fund had the following long futures contracts open at September 30, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Current Notional Value	Unrealized Appreciation

S&P 500 Emini Index Futures	December 2017	2	$250,157	$251,610	$1,453

During the period ended September 30, 2017, average notional values related to long and short futures contracts were $5,644,099 or 1.2% of net assets and 430,321 or 0.1% of net assets, respectively.

The following tables present the Fund’s investments measured at fair value on a recurring basis at September 30, 2017:

Fund	Investments	Level 1	Level 2	Level 3	Total
State Street Institutional U.S. Equity Fund	Investments in Securities
	Common Stock	$449,037,136	$—	$—	$449,037,136
	Short-Term Investments	12,521,534	—	—	12,521,534

	Total Investments in Securities	$461,558,670	$—	$—	$461,558,670

	Other Financial Instruments
	Long Futures Contracts — Unrealized Appreciation	$1,453	$—	$—	$1,453

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	8,358,418	$8,358,418	$106,405,213	$102,242,097	$—	$—	12,521,534	$12,521,534	$106,674

TOTAL		$8,358,418	$106,405,213	$102,242,097	$—	$—		$12,521,534	$106,674

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional U.S. Equity Fund	11

State Street Institutional S&P 500 Index Fund

Portfolio Management Discussion and Analysis — September 30, 2017 (Unaudited)

Q.	How did the State Street Institutional S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2017?

A.	For the twelve-month period ended September 30, 2017, the State Street Institutional S&P 500 Index Fund returned 18.08% for the Investment Class shares and 17.84% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned 18.61% and the Fund’s Morningstar peer group of 1,396 U.S. Large Blend funds returned an average of 17.65% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	In the last quarter of 2016 the S&P 500 Index rallied over 3.8% after the surprise outcome of the U.S. presidential election and the Federal Reserve’s strong outlook on the economy. In 2017 the S&P 500 Index continued the trend and posted positive gains every month reaching new all-time highs and witnessing better than two decade lows in both realized and implied volatility during that period. The U.S. markets rally was supported by strong macro data, a positive start to the earnings season, and strong M&A activity despite continued geopolitical and political risks in North Korea. Strongest performing sectors in the S&P 500 Index were Cyclical Financials, Information Technology and Industrials, while defensive sectors like Telecommunication Services, Energy and Real Estate were the weakest performers.

Q.	What were the drivers behind Fund performance?

A.	Apple, Microsoft and JPMorgan Chase were the strongest contributors to the Fund’s performance. General Electric, Qualcomm, and Exxon Mobile were the weakest contributors to the Fund’s performance.

12	State Street Institutional S&P 500 Index Fund

State Street Institutional S&P 500 Index Fund

Performance Summary — September 30, 2017 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Index. The Fund seeks to achieve its investment objective under normal circumstances by investing at least 80% of its net assets in the securities contained within the S&P 500® Index, while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2017

	One Year	Five Year	Ten Year
Number of funds in peer group	1,396	1,083	799
Peer group average annual total return	17.65%	12.91%	6.58%
Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings

as of September 30, 2017 (as a % of Fair Value) (a)(b)

Apple Inc.	3.60%
Microsoft Corp.	2.60%
Facebook Inc., Class A	1.83%
Amazon.com Inc.	1.73%
Berkshire Hathaway Inc., Class B	1.60%
Johnson & Johnson	1.58%
Exxon Mobil Corp.	1.57%
JPMorgan Chase & Co.	1.52%
Alphabet Inc., Class A	1.31%
Alphabet Inc., Class C	1.30%

Sector Allocation as of September 30, 2017

Portfolio composition as a % of Fair Value of $10,600 (in thousands) as of September 30, 2017 (a)(b)

Average Annual Total Return for the periods ended September 30, 2017

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional S&P 500 Index Fund	18.08%	13.98%	7.31%	$20,246
S&P 500 Index	18.61%	14.22%	7.44%	$20,488

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional S&P 500 Index Fund	17.84%	13.71%	7.03%	$19,726
S&P 500 Index	18.61%	14.22%	7.44%	$20,488

State Street Institutional S&P 500 Index Fund	13

State Street Institutional S&P 500 Index Fund

Performance Summary, continued — September 30, 2017 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14	State Street Institutional S&P 500 Index Fund

State Street Institutional S&P 500 Index Fund

Understanding Your Fund’s Expenses — September 30, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,073.00	$1,024.30
Expenses paid during the period*	$0.83	$0.81

Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,071.40	$1,023.00
Expenses paid during the period*	$2.13	$2.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% for Investment Class shares and 0.41% for Service Class shares (for the period April 1, 2017-September 30, 2017), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional S&P 500 Index Fund	15

State Street Institutional S&P 500 Index Fund

Schedule of Investments — September 30, 2017

	Number of Shares	Fair Value $

Common Stock - 97.7%†
Advertising - 0.1%
Omnicom Group Inc.	118	8,740
The Interpublic Group of Companies Inc.	200	4,158

		12,898

Aerospace & Defense - 2.4%
Arconic Inc.	166	4,130
General Dynamics Corp.	131	26,931
L3 Technologies Inc.	39	7,349
Lockheed Martin Corp.	119	36,925
Northrop Grumman Corp.	82	23,593
Raytheon Co.	137	25,561
Rockwell Collins Inc.	82	10,718
Textron Inc.	135	7,274
The Boeing Co.	265	67,366
TransDigm Group Inc.	25	6,391
United Technologies Corp.	352	40,860

		257,098

Agricultural & Farm Machinery - 0.2%
Deere & Co.	149	18,713

Agricultural Products - 0.1%
Archer-Daniels-Midland Co.	258	10,968

Air Freight & Logistics - 0.7%
CH Robinson Worldwide Inc.	71	5,403
Expeditors International of Washington Inc.	91	5,447
FedEx Corp.	116	26,167
United Parcel Service Inc., Class B	327	39,270

		76,287

Airlines - 0.5%
Alaska Air Group Inc.	62	4,729
American Airlines Group Inc.	207	9,830
Delta Air Lines Inc.	325	15,671
Southwest Airlines Co.	268	15,003
United Continental Holdings Inc. (a)	116	7,062

		52,295

Alternative Carriers - 0.1%
Level 3 Communications Inc. (a)	148	7,887

Aluminum - 0.0%*
Alcoa Corp.	1	47

	Number of Shares	Fair Value $
Apparel Retail - 0.4%
Foot Locker Inc.	66	2,325
L Brands Inc.	122	5,076
Ross Stores Inc.	179	11,558
The Gap Inc.	111	3,278
The TJX Companies Inc.	299	22,045

		44,282

Apparel, Accessories & Luxury Goods - 0.3%
Coach Inc.	142	5,720
Hanesbrands Inc.	184	4,534
Michael Kors Holdings Ltd. (a)	79	3,780
PVH Corp.	39	4,916
Ralph Lauren Corp.	28	2,472
Under Armour Inc., Class A (a)	93	1,533
Under Armour Inc., Class C (a)	93	1,397
VF Corp.	162	10,298

		34,650

Application Software - 1.1%
Adobe Systems Inc. (a)	234	34,908
ANSYS Inc. (a)	43	5,277
Autodesk Inc. (a)	98	11,002
Cadence Design Systems Inc. (a)	127	5,013
Citrix Systems Inc. (a)	76	5,838
Intuit Inc.	113	16,062
salesforce.com Inc. (a)	323	30,175
Synopsys Inc. (a)	76	6,120

		114,395

Asset Management & Custody Banks - 1.1%
Affiliated Managers Group Inc.	29	5,505
Ameriprise Financial Inc.	68	10,099
BlackRock Inc.	61	27,273
Franklin Resources Inc.	173	7,700
Invesco Ltd.	206	7,218
Northern Trust Corp.	109	10,020
State Street Corp. (e)	179	17,102
T Rowe Price Group Inc.	122	11,059
The Bank of New York Mellon Corp.	486	25,768

		121,744

Auto Parts & Equipment - 0.2%
BorgWarner Inc.	101	5,174
Delphi Automotive PLC	123	12,103

		17,277

Automobile Manufacturers - 0.4%
Ford Motor Co.	1,835	21,965

See Notes to Schedules of Investments and Notes to Financial Statements.

16	State Street Institutional S&P 500 Index Fund

State Street Institutional S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

General Motors Co.	617	24,914

		46,879

Automotive Retail - 0.3%
Advance Auto Parts Inc.	37	3,670
AutoZone Inc. (a)	14	8,332
CarMax Inc. (a)	94	7,126
O’Reilly Automotive Inc. (a)	40	8,615

		27,743

Biotechnology - 3.1%
AbbVie Inc.	760	67,534
Alexion Pharmaceuticals Inc. (a)	104	14,590
Amgen Inc.	348	64,885
Biogen Inc. (a)	100	31,312
Celgene Corp. (a)	372	54,245
Gilead Sciences Inc.	621	50,313
Incyte Corp. (a)	86	10,040
Regeneron Pharmaceuticals Inc. (a)	38	16,990
Vertex Pharmaceuticals Inc. (a)	118	17,941

		327,850

Brewers - 0.1%
Molson Coors Brewing Co., Class B	93	7,593

Broadcasting - 0.2%
CBS Corp., Class B	166	9,628
Discovery Communications Inc., Class A (a)	78	1,660
Discovery Communications Inc., Class C (a)	107	2,168
Scripps Networks Interactive Inc., Class A	48	4,123

		17,579

Building Products - 0.4%
Allegion PLC	48	4,150
AO Smith Corp.	74	4,398
Fortune Brands Home & Security Inc.	78	5,244
Johnson Controls International PLC	435	17,526
Masco Corp.	162	6,320

		37,638

Cable & Satellite - 1.2%
Charter Communications Inc., Class A (a)	95	34,525
Comcast Corp., Class A	2,246	86,426

	Number of Shares	Fair Value $
DISH Network Corp., Class A (a)	115	6,236

		127,187

Casinos & Gaming - 0.1%
MGM Resorts International	244	7,952
Wynn Resorts Ltd.	40	5,957

		13,909

Commodity Chemicals - 0.1%
LyondellBasell Industries N.V., Class A	150	14,858

Communications Equipment - 1.0%
Cisco Systems Inc.	2,386	80,241
F5 Networks Inc. (a)	33	3,979
Harris Corp.	62	8,164
Juniper Networks Inc.	193	5,371
Motorola Solutions Inc.	83	7,044

		104,799

Computer & Electronics Retail - 0.1%
Best Buy Company Inc.	134	7,633

Construction & Engineering - 0.1%
Fluor Corp.	71	2,989
Jacobs Engineering Group Inc.	61	3,554
Quanta Services Inc. (a)	75	2,803

		9,346

Construction Machinery & Heavy Trucks - 0.6%
Caterpillar Inc.	280	34,919
Cummins Inc.	78	13,106
PACCAR Inc.	177	12,804

		60,829

Construction Materials - 0.1%
Martin Marietta Materials Inc.	32	6,600
Vulcan Materials Co.	67	8,013

		14,613

Consumer Electronics - 0.0%*
Garmin Ltd.	58	3,130

Consumer Finance - 0.7%
American Express Co.	347	31,390
Capital One Financial Corp.	226	19,133
Discover Financial Services	170	10,961
Navient Corp.	144	2,163
Synchrony Financial	341	10,588

		74,235

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional S&P 500 Index Fund	17

State Street Institutional S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Copper - 0.1%
Freeport-McMoRan Inc. (a)	672	9,435

Data Processing & Outsourced Services - 2.6%
Alliance Data Systems Corp.	22	4,874
Automatic Data Processing Inc.	209	22,848
Fidelity National Information Services Inc.	154	14,382
Fiserv Inc. (a)	97	12,509
Global Payments Inc.	77	7,317
Mastercard Inc., Class A	445	62,834
Paychex Inc.	162	9,713
PayPal Holdings Inc. (a)	535	34,256
The Western Union Co.	238	4,570
Total System Services Inc.	84	5,502
Visa Inc., Class A	874	91,980

		270,785

Department Stores - 0.1%
Kohl’s Corp.	86	3,926
Macy’s Inc.	154	3,360
Nordstrom Inc.	56	2,641

		9,927

Distillers & Vintners - 0.2%
Brown-Forman Corp., Class B	89	4,833
Constellation Brands Inc., Class A	80	15,956

		20,789

Distributors - 0.1%
Genuine Parts Co.	74	7,078
LKQ Corp. (a)	156	5,615

		12,693

Diversified Banks - 5.0%
Bank of America Corp.	4,693	118,921
Citigroup Inc.	1,302	94,708
JPMorgan Chase & Co.	1,685	160,934
U.S. Bancorp	754	40,407
Wells Fargo & Co. (l)	2,136	117,800

		532,770

Diversified Chemicals - 0.8%
DowDuPont Inc.	1,114	77,122
Eastman Chemical Co.	74	6,697

		83,819

Diversified Support Services - 0.1%
Cintas Corp.	44	6,348

	Number of Shares	Fair Value $
Drug Retail - 0.7%
CVS Health Corp.	482	39,196
Walgreens Boots Alliance Inc.	436	33,668

		72,864

Electric Utilities - 1.9%
Alliant Energy Corp.	115	4,781
American Electric Power Company Inc.	229	16,085
Duke Energy Corp.	330	27,694
Edison International	150	11,575
Entergy Corp.	91	6,949
Eversource Energy	160	9,670
Exelon Corp.	468	17,630
FirstEnergy Corp.	224	6,906
NextEra Energy Inc.	221	32,388
PG&E Corp.	239	16,273
Pinnacle West Capital Corp.	56	4,735
PPL Corp.	315	11,954
The Southern Co.	470	23,096
Xcel Energy Inc.	257	12,161

		201,897

Electrical Components & Equipment - 0.5%
Acuity Brands Inc.	22	3,768
AMETEK Inc.	116	7,661
Eaton Corporation PLC	207	15,895
Emerson Electric Co.	299	18,789
Rockwell Automation Inc.	65	11,584

		57,697

Electronic Components - 0.2%
Amphenol Corp., Class A	154	13,034
Corning Inc.	416	12,447

		25,481

Electronic Equipment & Instruments - 0.0%*
FLIR Systems Inc.	69	2,685

Electronic Manufacturing Services - 0.1%
TE Connectivity Ltd.	163	13,539

Environmental & Facilities Services - 0.2%
Republic Services Inc.	116	7,663
Stericycle Inc. (a)	43	3,079
Waste Management Inc.	188	14,715

		25,457

Fertilizers & Agricultural Chemicals - 0.4%
CF Industries Holdings Inc.	118	4,149
FMC Corp.	68	6,073

See Notes to Schedules of Investments and Notes to Financial Statements.

18	State Street Institutional S&P 500 Index Fund

State Street Institutional S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Monsanto Co.	207	24,803
The Mosaic Co.	177	3,821

		38,846

Financial Exchanges & Data - 0.8%
CBOE Holdings Inc.	46	4,951
CME Group Inc.	159	21,573
Intercontinental Exchange Inc.	275	18,893
Moody’s Corp.	84	11,694
Nasdaq Inc.	58	4,499
S&P Global Inc.	120	18,757

		80,367

Food Distributors - 0.1%
Sysco Corp.	224	12,085

Food Retail - 0.1%
The Kroger Co.	461	9,248

Footwear - 0.3%
NIKE Inc., Class B	622	32,251

General Merchandise Stores - 0.3%
Dollar General Corp.	127	10,293
Dollar Tree Inc. (a)	120	10,418
Target Corp.	254	14,989

		35,700

Gold - 0.1%
Newmont Mining Corp.	269	10,090

Health Care REITs - 0.3%
HCP Inc.	237	6,596
Ventas Inc.	179	11,658
Welltower Inc.	185	13,002

		31,256

Healthcare Distributors - 0.4%
AmerisourceBergen Corp.	84	6,951
Cardinal Health Inc.	160	10,707
Henry Schein Inc. (a)	80	6,559
McKesson Corp.	98	15,054
Patterson Companies Inc.	41	1,585

		40,856

Healthcare Equipment - 2.6%
Abbott Laboratories	825	44,022
Baxter International Inc.	246	15,436
Becton Dickinson and Co.	107	20,967
Boston Scientific Corp. (a)	642	18,727
CR Bard Inc.	33	10,576
Danaher Corp.	288	24,705

	Number of Shares	Fair Value $
Edwards Lifesciences Corp. (a)	106	11,587
Hologic Inc. (a)	141	5,173
IDEXX Laboratories Inc. (a)	45	6,997
Intuitive Surgical Inc. (a)	17	17,780
Medtronic PLC	645	50,162
ResMed Inc.	72	5,541
Stryker Corp.	157	22,297
Varian Medical Systems Inc. (a)	46	4,603
Zimmer Biomet Holdings Inc.	102	11,943

		270,516

Healthcare Facilities - 0.2%
HCA Healthcare Inc. (a)	145	11,541
Universal Health Services Inc., Class B	45	4,992

		16,533

Healthcare Services - 0.4%
DaVita Inc. (a)	79	4,692
Envision Healthcare Corp. (a)	59	2,652
Express Scripts Holding Co. (a)	269	17,033
Laboratory Corporation of America Holdings (a)	52	7,851
Quest Diagnostics Inc.	69	6,461

		38,689

Healthcare Supplies - 0.2%
Align Technology Inc. (a)	38	7,078
DENTSPLY SIRONA Inc.	116	6,938
The Cooper Companies Inc.	25	5,928

		19,944

Healthcare Technology - 0.1%
Cerner Corp. (a)	149	10,627

Home Building - 0.2%
DR Horton Inc.	173	6,908
Lennar Corp., Class A	103	5,439
PulteGroup Inc.	143	3,908

		16,255

Home Entertainment Software - 0.4%
Activision Blizzard Inc.	355	22,901
Electronic Arts Inc. (a)	144	17,001

		39,902

Home Furnishings - 0.1%
Leggett & Platt Inc.	67	3,198
Mohawk Industries Inc. (a)	32	7,920

		11,118

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional S&P 500 Index Fund	19

State Street Institutional S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Home Improvement Retail - 1.2%
Lowe’s Companies Inc.	399	31,896
The Home Depot Inc.	563	92,084

		123,980

Hotel & Resort REITs - 0.1%
Host Hotels & Resorts Inc.	374	6,915

Hotels, Resorts & Cruise Lines - 0.5%
Carnival Corp.	188	12,139
Hilton Worldwide Holdings Inc.	104	7,223
Marriott International Inc., Class A	145	15,987
Royal Caribbean Cruises Ltd.	85	10,076
Wyndham Worldwide Corp.	53	5,587

		51,012

Household Appliances - 0.1%
Whirlpool Corp.	37	6,824

Household Products - 1.7%
Church & Dwight Company Inc.	126	6,105
Colgate-Palmolive Co.	416	30,306
Kimberly-Clark Corp.	165	19,417
The Clorox Co.	65	8,574
The Procter & Gamble Co.	1,220	110,995

		175,397

Housewares & Specialties - 0.1%
Newell Brands Inc.	244	10,411

Human Resource & Employment Services - 0.0%*
Robert Half International Inc.	64	3,222

Hypermarkets & Super Centers - 0.8%
Costco Wholesale Corp.	208	34,172
Wal-Mart Stores Inc.	697	54,464

		88,636

Independent Power Producers & Energy Traders - 0.1%
AES Corp.	334	3,681
NRG Energy Inc.	160	4,094

		7,775

Industrial Conglomerates - 2.1%
3M Co.	284	59,611
General Electric Co.	4,139	100,081
Honeywell International Inc.	363	51,452
Roper Technologies Inc.	47	11,440

		222,584

	Number of Shares	Fair Value $
Industrial Gases - 0.3%
Air Products & Chemicals Inc.	101	15,273
Praxair Inc.	134	18,725

		33,998

Industrial Machinery - 0.9%
Dover Corp.	79	7,220
Flowserve Corp.	66	2,811
Fortive Corp.	152	10,760
Illinois Tool Works Inc.	145	21,454
Ingersoll-Rand PLC	116	10,344
Parker-Hannifin Corp.	67	11,726
Pentair PLC	85	5,777
Snap-on Inc.	29	4,321
Stanley Black & Decker Inc.	77	11,625
Xylem Inc.	91	5,699

		91,737

Industrial REITs - 0.2%
Duke Realty Corp.	180	5,188
Prologis Inc. REIT	248	15,738

		20,926

Insurance Brokers - 0.5%
Aon PLC	119	17,386
Arthur J Gallagher & Co.	91	5,601
Marsh & McLennan Companies Inc.	240	20,114
Willis Towers Watson PLC	64	9,871

		52,972

Integrated Oil & Gas - 2.8%
Chevron Corp.	906	106,455
Exxon Mobil Corp.	2,029	166,338
Occidental Petroleum Corp.	359	23,051

		295,844

Integrated Telecommunication Services - 2.0%
AT&T Inc. (l)	2,936	115,003
CenturyLink Inc.	277	5,235
Verizon Communications Inc.	1,949	96,456

		216,694

Internet & Direct Marketing Retail - 2.6%
Amazon.com Inc. (a)(l)	191	183,618
Expedia Inc.	61	8,780
Netflix Inc. (a)	205	37,177
The Priceline Group Inc. (a)	23	42,109
TripAdvisor Inc. (a)	56	2,270

		273,954

See Notes to Schedules of Investments and Notes to Financial Statements.

20	State Street Institutional S&P 500 Index Fund

State Street Institutional S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Internet Software & Services - 4.7%
Akamai Technologies Inc. (a)	87	4,239
Alphabet Inc., Class A (a)	143	139,242
Alphabet Inc., Class C (a)(l)	144	138,112
Cars.com Inc. (a)	1	27
eBay Inc. (a)	465	17,884
Facebook Inc., Class A (a)	1,136	194,108
VeriSign Inc. (a)	45	4,787

		498,399

Investment Banking & Brokerage - 1.0%
E*TRADE Financial Corp. (a)	139	6,062
Morgan Stanley	668	32,178
Raymond James Financial Inc.	65	5,481
The Charles Schwab Corp.	560	24,494
The Goldman Sachs Group Inc.	171	40,560

		108,775

IT Consulting & Other Services - 1.3%
Accenture PLC, Class A	293	39,575
Cognizant Technology Solutions Corp., Class A	277	20,094
CSRA Inc.	73	2,356
DXC Technology Co.	143	12,281
Gartner Inc. (a)	46	5,723
International Business Machines Corp.	413	59,918

		139,947

Leisure Products - 0.1%
Hasbro Inc.	57	5,567
Mattel Inc.	173	2,678

		8,245

Life & Health Insurance - 0.9%
Aflac Inc.	184	14,976
Brighthouse Financial Inc. (a)	50	3,040
Lincoln National Corp.	113	8,303
MetLife Inc.	500	25,975
Principal Financial Group Inc.	135	8,686
Prudential Financial Inc.	200	21,264
Torchmark Corp.	55	4,405
Unum Group	115	5,880

		92,529

Life Sciences Tools & Services - 0.8%
Agilent Technologies Inc.	163	10,465
Illumina Inc. (a)	68	13,545
Mettler-Toledo International Inc. (a)	13	8,140
PerkinElmer Inc.	56	3,862

	Number of Shares	Fair Value $
Quintiles IMS Holdings Inc. (a)	69	6,560
Thermo Fisher Scientific Inc.	190	35,948
Waters Corp. (a)	40	7,181

		85,701

Managed Healthcare - 1.7%
Aetna Inc.	156	24,806
Anthem Inc.	123	23,355
Centene Corp. (a)	87	8,419
Cigna Corp.	118	22,059
Humana Inc.	67	16,323
UnitedHealth Group Inc.	462	90,483

		185,445

Metal & Glass Containers - 0.1%
Ball Corp.	177	7,310

Motorcycle Manufacturers - 0.0%*
Harley-Davidson Inc.	88	4,242

Movies & Entertainment - 1.3%
The Walt Disney Co.	736	72,547
Time Warner Inc.	369	37,804
Twenty-First Century Fox Inc., Class A	486	12,821
Twenty-First Century Fox Inc., Class B	191	4,926
Viacom Inc., Class B	178	4,956

		133,054

Multi-Line Insurance - 0.4%
American International Group Inc.	444	27,257
Assurant Inc.	28	2,675
Loews Corp.	139	6,652
The Hartford Financial Services Group Inc.	186	10,310

		46,894

Multi-Sector Holdings - 1.6%
Berkshire Hathaway Inc., Class B (a)	922	169,021
Leucadia National Corp.	164	4,141

		173,162

Multi-Utilities - 1.0%
Ameren Corp.	123	7,114
CenterPoint Energy Inc.	218	6,368
CMS Energy Corp.	142	6,577
Consolidated Edison Inc.	154	12,425
Dominion Energy Inc.	302	23,233
DTE Energy Co.	91	9,770
NiSource Inc.	163	4,171

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional S&P 500 Index Fund	21

State Street Institutional S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Public Service Enterprise Group Inc.	256	11,840
SCANA Corp.	72	3,491
Sempra Energy	116	13,239
WEC Energy Group Inc.	159	9,982

		108,210

Office REITs - 0.3%
Alexandria Real Estate Equities Inc.	46	5,473
Boston Properties Inc.	78	9,585
SL Green Realty Corp.	51	5,167
Vornado Realty Trust	87	6,688

		26,913

Oil & Gas Drilling - 0.0%*
Helmerich & Payne Inc.	55	2,866

Oil & Gas Equipment & Services - 0.8%
Baker Hughes a GE Co.	215	7,873
Halliburton Co.	405	18,642
National Oilwell Varco Inc.	192	6,860
Schlumberger Ltd.	660	46,042
TechnipFMC PLC (a)	192	5,361

		84,778

Oil & Gas Exploration & Production - 1.4%
Anadarko Petroleum Corp.	283	13,825
Apache Corp.	192	8,794
Cabot Oil & Gas Corp.	235	6,286
Chesapeake Energy Corp. (a)	385	1,655
Cimarex Energy Co.	48	5,456
Concho Resources Inc. (a)	75	9,879
ConocoPhillips	573	28,679
Devon Energy Corp.	266	9,765
EOG Resources Inc.	272	26,313
EQT Corp.	88	5,741
Hess Corp.	137	6,424
Marathon Oil Corp.	429	5,817
Newfield Exploration Co. (a)	101	2,997
Noble Energy Inc.	230	6,523
Pioneer Natural Resources Co.	86	12,688
Range Resources Corp.	95	1,859

		152,701

Oil & Gas Refining & Marketing - 0.5%
Andeavor	64	6,601
Marathon Petroleum Corp.	233	13,067
Phillips 66	200	18,322
Valero Energy Corp.	205	15,771

		53,761

	Number of Shares	Fair Value $
Oil & Gas Storage & Transportation - 0.4%
Kinder Morgan Inc.	896	17,185
ONEOK Inc.	192	10,639
The Williams Companies Inc.	417	12,514

		40,338

Packaged Foods & Meats - 1.1%
Campbell Soup Co.	97	4,541
Conagra Brands Inc.	204	6,883
General Mills Inc.	268	13,872
Hormel Foods Corp.	136	4,371
Kellogg Co.	127	7,921
McCormick & Company Inc.	57	5,850
Mondelez International Inc., Class A	712	28,950
The Hershey Co.	71	7,751
The JM Smucker Co.	59	6,191
The Kraft Heinz Co.	280	21,714
Tyson Foods Inc., Class A	146	10,286

		118,330

Paper Packaging - 0.3%
Avery Dennison Corp.	45	4,425
International Paper Co.	209	11,875
Packaging Corporation of America	48	5,505
Sealed Air Corp.	99	4,229
WestRock Co.	127	7,205

		33,239

Personal Products - 0.1%
Coty Inc., Class A	238	3,934
The Estee Lauder Companies Inc., Class A	113	12,186

		16,120

Pharmaceuticals - 4.7%
Allergan PLC	158	32,382
Bristol-Myers Squibb Co.	780	49,717
Eli Lilly & Co.	459	39,263
Johnson & Johnson	1,286	167,193
Merck & Company Inc.	1,306	83,623
Mylan N.V. (a)	233	7,309
Perrigo Company PLC	58	4,910
Pfizer Inc.	2,853	101,852
Zoetis Inc.	228	14,538

		500,787

Property & Casualty Insurance - 0.8%
Chubb Ltd.	220	31,361
Cincinnati Financial Corp.	76	5,819
The Allstate Corp.	168	15,441

See Notes to Schedules of Investments and Notes to Financial Statements.

22	State Street Institutional S&P 500 Index Fund

State Street Institutional S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

The Progressive Corp.	293	14,187
The Travelers Companies Inc.	128	15,683
XL Group Ltd.	132	5,207

		87,698

Publishing - 0.0%*
News Corp., Class A	193	2,559
News Corp., Class B	40	546

		3,105

Railroads - 0.9%
CSX Corp.	429	23,277
Kansas City Southern	54	5,869
Norfolk Southern Corp.	134	17,720
Union Pacific Corp.	380	44,069

		90,935

Real Estate Services - 0.1%
CBRE Group Inc., Class A (a)	152	5,758

Regional Banks - 1.3%
BB&T Corp.	377	17,697
Citizens Financial Group Inc.	256	9,695
Comerica Inc.	89	6,787
Fifth Third Bancorp	334	9,345
Huntington Bancshares Inc.	549	7,664
KeyCorp	554	10,426
M&T Bank Corp.	70	11,273
People’s United Financial Inc.	174	3,156
Regions Financial Corp.	607	9,245
SunTrust Banks Inc.	221	13,209
The PNC Financial Services Group Inc.	226	30,458
Zions Bancorporation	102	4,812

		133,767

Reinsurance - 0.0%*
Everest Re Group Ltd.	21	4,796

Research & Consulting Services - 0.3%
Equifax Inc.	61	6,465
IHS Markit Ltd. (a)	160	7,053
Nielsen Holdings PLC	170	7,047
Verisk Analytics Inc. (a)	78	6,489

		27,054

Residential REITs - 0.4%
Apartment Investment & Management Co., Class A	79	3,465
AvalonBay Communities Inc.	64	11,419
Equity Residential	185	12,197
Essex Property Trust Inc.	33	8,383

	Number of Shares	Fair Value $
Mid-America Apartment Communities Inc.	57	6,092
UDR Inc.	135	5,134

		46,690

Restaurants - 1.1%
Chipotle Mexican Grill Inc. (a)	14	4,310
Darden Restaurants Inc.	63	4,963
McDonald’s Corp.	386	60,478
Starbucks Corp.	684	36,738
Yum! Brands Inc.	167	12,293

		118,782

Retail REITs - 0.5%
Federal Realty Investment Trust	36	4,472
GGP Inc.	294	6,106
Kimco Realty Corp.	215	4,203
Realty Income Corp.	138	7,892
Regency Centers Corp.	74	4,591
Simon Property Group Inc.	146	23,508
The Macerich Co.	60	3,298

		54,070

Semiconductor Equipment - 0.5%
Applied Materials Inc.	501	26,097
KLA-Tencor Corp.	79	8,374
Lam Research Corp.	81	14,988

		49,459

Semiconductors - 3.2%
Advanced Micro Devices Inc. (a)	391	4,985
Analog Devices Inc.	170	14,649
Broadcom Ltd.	193	46,810
Intel Corp.	2,244	85,452
Microchip Technology Inc.	116	10,414
Micron Technology Inc. (a)	525	20,648
NVIDIA Corp.	285	50,949
Qorvo Inc. (a)	64	4,524
QUALCOMM Inc.	700	36,288
Skyworks Solutions Inc.	93	9,477
Texas Instruments Inc.	469	42,041
Xilinx Inc.	125	8,854

		335,091

Soft Drinks - 1.7%
Dr Pepper Snapple Group Inc.	93	8,228
Monster Beverage Corp. (a)	204	11,271
PepsiCo Inc.	682	75,995
The Coca-Cola Co.	1,833	82,503

		177,997

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional S&P 500 Index Fund	23

State Street Institutional S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Specialized Consumer Services - 0.0%*
H&R Block Inc.	105	2,780

Specialized REITs - 1.1%
American Tower Corp.	203	27,746
Crown Castle International Corp.	190	18,996
Digital Realty Trust Inc.	99	11,715
Equinix Inc.	36	16,067
Extra Space Storage Inc.	64	5,115
Iron Mountain Inc.	124	4,824
Public Storage	69	14,765
SBA Communications Corp. (a)	61	8,787
Weyerhaeuser Co.	380	12,931

		120,946

Specialty Chemicals - 0.5%
Albemarle Corp.	56	7,633
Ecolab Inc.	121	15,562
International Flavors & Fragrances Inc.	40	5,716
PPG Industries Inc.	129	14,017
The Sherwin-Williams Co.	41	14,680

		57,608

Specialty Stores - 0.2%
Signet Jewelers Ltd.	35	2,329
Tiffany & Co.	54	4,956
Tractor Supply Co.	65	4,114
Ulta Salon Cosmetics & Fragrance Inc. (a)	29	6,556

		17,955

Steel - 0.1%
Nucor Corp.	161	9,022

Systems Software - 3.5%
CA Inc.	158	5,274
Microsoft Corp.	3,694	275,166
Oracle Corp.	1,441	69,672
Red Hat Inc. (a)	90	9,978
Symantec Corp.	307	10,073

		370,163

Technology Hardware, Storage & Peripherals - 4.1%
Apple Inc. (l)	2,478	381,909

	Number of Shares	Fair Value $
Hewlett Packard Enterprise Co.	751	11,047
HP Inc.	776	15,489
NetApp Inc.	137	5,995
Seagate Technology PLC	150	4,976
Western Digital Corp.	147	12,701
Xerox Corp.	108	3,595

		435,712

Tires & Rubber - 0.0%*
The Goodyear Tire & Rubber Co.	127	4,223

Tobacco - 1.3%
Altria Group Inc.	914	57,966
Philip Morris International Inc.	742	82,369

		140,335

Trading Companies & Distributors - 0.2%
Fastenal Co.	146	6,655
United Rentals Inc. (a)	43	5,966
WW Grainger Inc.	27	4,853

		17,474

Trucking - 0.0%*
JB Hunt Transport Services Inc.	43	4,776

Water Utilities - 0.1%
American Water Works Company Inc.	90	7,282

Total Common Stock (Cost $7,199,642)		10,352,936

Short-Term Investments - 2.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.96% (Cost $246,950) (b)(m)	246,950	246,950

Total Investments (Cost $7,446,592)		10,599,886

Liabilities in Excess of Other Assets, net - (0.0)%*		(1,763)

NET ASSETS - 100.0%		10,598,123

See Notes to Schedules of Investments and Notes to Financial Statements.

24	State Street Institutional S&P 500 Index Fund

State Street Institutional S&P 500 Index Fund

Schedule of Investments, continued — September 30, 2017

Other Information:

The Fund had the following long futures contracts open at September 30, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Current Notional Value	Unrealized Appreciation

S&P 500 Emini Index Futures	December 2017	2	$248,791	$251,610	$2,819

During the period ended September 30, 2017, average notional value related to futures contracts was $668,691 or 6% of net assets.

The following tables present the Fund’s investments measured at fair value on a recurring basis at September 30, 2017:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stock	$10,352,936	$—	$—	$10,352,936
Short-Term Investments	246,950	—	—	246,950

Total Investments in Securities	$10,599,886	$—	$—	$10,599,886

Other Financial Instruments
Long Futures Contracts — Unrealized Appreciation	$2,819	$—	$—	$2,819

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Corp.	302	$21,028	2,087	13,578	$2,982	$4,583	179	$17,102	$416
State Street Institutional U.S. Government Money Market Fund - Class G Shares	701,455	701,455	4,487,047	4,941,552	—	—	246,950	246,950	4,139

TOTAL		$722,483	$4,489,134	$4,955,130	$2,982	$4,583		$264,052	$4,555

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional S&P 500 Index Fund	25

State Street Institutional Premier Growth Equity Fund

Portfolio Management Discussion and Analysis — September 30, 2017 (Unaudited)

Q.	How did the State Street Institutional Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2017?

A.	For the twelve-month period ended September 30, 2017, the State Street Institutional Premier Growth Equity Fund returned 21.18% for the Investment Class shares and 20.84% for the Service Class shares. The Fund’s benchmarks, the S&P 500 Index and the Russell 1000 Growth Index returned 18.61% and 21.94%, respectively, and the Fund’s Morningstar peer group of 1,398 U.S. Large Growth funds returned an average of 19.75% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	It was a year of cross-currents, but U.S. Equities enjoyed solid gains. Uncertainty characterized the commencement of the reporting period. At times, both safe haven investments and riskier growth assets came under pressure preceding the largely unanticipated presidential victory of Donald Trump over Hillary Clinton. Post-election expectations of higher interest rates and less regulation propelled a rally in financials and other cyclical sectors on the outlook for increased fiscal stimulus programs. U.S. Treasury yields rose initially, and the broad U.S. dollar reached a thirteen-year high in late November — a trend that would continue through the end of 2016.

At the start of 2017, there were a few pauses in the reflationary theme as political and policy concerns weighed on the market at times. However, any hesitation was eventually met with improving company fundamentals and further reassurance from positive economic signals. Undeterred by a generally lower inflation outlook, the Federal Reserve raised interest rates two times during the year to a limited market reaction.

In the last several months of the period, U.S. equity markets displayed impressive resilience against rising geopolitical threats and an administration that is punctuated with strong growth oriented rhetoric but no realized results. Nonetheless, global markets scaled a wall of worry, bolstered by widespread positive sentiment.

The large cap style of growth outperformed value reversing last year’s underperformance with information technology and industrials leading the outperformance. In particular, technology stocks continued to show exceptional earnings growth. There were several sectors that underperformed the S&P 500 Index broad market return, including energy, utilities, consumer discretionary/staples, and healthcare. Energy was the worst performing sector in the Russell 1000 Growth, driven by commodity weakness and the only one to post a negative return during the period.

Q.	What were the drivers behind Fund performance

A.	The Fund outperformed the S&P 500 Index but incrementally underperformed the Russell 1000 Growth Index. Most of the relative underperformance occurred in the fourth calendar quarter of 2016 which was a challenging time as the market quickly rotated away from secular growth stories to more cyclical plays upon the Trump election. While the portfolio was well positioned within financials to benefit from rising interest rates, headwinds in the health care sector weighed most on relative performance as investors used health care stocks as a source of funds for investments in sectors more leveraged to infrastructure spending (industrials, materials), rising rates (financials) and oil price recovery (energy).

Momentum soon reversed, and the Fund started 2017 on strong footing, recapturing the performance lost in the initial Trump trade within the first three months of the year. Some of the capital that fled the healthcare sector seemed to make its way back and the Fund’s biotechnology and medical devices holdings outperformed. The Fund’s media holdings also outperformed in early 2017.

For the full twelve months, The Fund’s sole Industrials holding was a key performance contributor. Equipment rental company, United Rentals benefited from a recovery in U.S. oil production and massive rebuilding efforts following 2017’s devastating hurricane season. American Tower, a growth oriented operator of cell towers, outperformed traditional REIT peers. Selected technology stocks performed well, including Alibaba, Applied Materials and Visa. Some other top-performers in this high-conviction Fund included Charles Schwab and CME in Financials, Charter Communications and Sirius XM in Media, and Vertex, Cooper and Biogen in Health Care. However, the Health Care sector detracted from relative performance due to pullbacks in Allergan, Medtronic and Gilead which was eliminated during the year. Qualcomm and Baidu also weighed on results within Technology, and were sold from the Fund. Other relative underperformers included Liberty Global, Disney and Lowe’s in Consumer Discretionary and Schlumberger in Energy.

26	State Street Institutional Premier Growth Equity Fund

State Street Institutional Premier Growth Equity Fund

Portfolio Management Discussion and Analysis, continued — September 30, 2017 (Unaudited)

The Fund does not invest in derivatives securities as part of its strategy, but may hold futures contracts or ETFs to equitize cash flows in advance of investment. The effect of derivatives on performance was de minimis for the year.

Q.	Were there any significant changes in the Fund during the period?

A.	William Sandow, a senior research analyst covering biotechnology and pharmaceutical stocks on our U.S. Growth portfolio management team, joined Dave Carlson as a Co-Portfolio Manager on the U.S. Premier Growth Equity strategy effective September 1, 2017. Dave remains lead portfolio manager for the Fund, involved in all aspects of portfolio research, construction and implementation. William and Dave have worked closely since 2012 and William is deeply familiar with the U.S. Premier Growth Strategy investment philosophy and process.

Turnover among holdings remained relatively low in keeping with our long-term investment horizon, but did result in some changes in positioning. Among sectors, Information Technology was the largest absolute weighting as the sector where we find many of the innovative, growth companies at reasonable valuations that we favor. However, we trimmed exposure to Information Technology in the past year, and reduced exposure to Energy and to Consumer Discretionary, after the sale of a home improvement retailer. Industrials exposure has also decreased during the period, ending more underweight. We have increased Financials exposure as well as the overweight in the Health Care sector. Telecommunications Services and Materials both remained underweight. Consumer Staples has been a consistent sector underweight, but that underweight was reduced during the period due to relative outperformance of PepsiCo, our sole holding in the sector.

State Street Institutional Premier Growth Equity Fund	27

State Street Institutional Premier Growth Equity Fund

Performance Summary — September 30, 2017 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large and medium-sized companies (meaning companies with market capitalizations of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2017

	One Year	Five Year	Ten Year
Number of funds in peer group	1,398	1,125	800
Peer group average annual total return	19.75%	13.70%	7.55%
Morningstar Category in peer group: Large Growth

Top Ten Largest Holdings

as of September 30, 2017 (as a % of Fair Value) (a)(b)

Apple Inc.	5.82%
Alphabet Inc., Class C	5.03%
Visa Inc., Class A	4.97%
Facebook Inc., Class A	4.48%
The Charles Schwab Corp.	4.26%
CME Group Inc.	4.04%
S&P Global Inc.	3.67%
Amazon.com Inc.	3.58%
United Rentals Inc.	3.58%
Allergan PLC	3.52%

Sector Allocation as of September 30, 2017

Portfolio composition as a % of Fair Value of $376,391 (in thousands) as of September 30, 2017 (a)(b)

Average Annual Total Return for the periods ended September 30, 2017

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Premier Growth Equity Fund	21.18%	15.01%	9.24%	$24,205
S&P 500 Index	18.61%	14.22%	7.44%	$20,488
Russell 1000 Growth Index	21.94%	15.26%	9.08%	$23,855

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Premier Growth Equity Fund	20.84%	14.71%	8.91%	$23,471
S&P 500 Index	18.61%	14.22%	7.44%	$20,488
Russell 1000 Growth Index	21.94%	15.26%	9.08%	$23,855

28	State Street Institutional Premier Growth Equity Fund

State Street Institutional Premier Growth Equity Fund

Performance Summary, continued — September 30, 2017 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

State Street Institutional Premier Growth Equity Fund	29

State Street Institutional Premier Growth Equity Fund

Understanding Your Fund’s Expenses — September 30, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,106.50	$1,023.20
Expenses paid during the period*	$2.01	$1.93

Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,105.70	$1,021.90
Expenses paid during the period*	$3.33	$3.19

*	Expenses are equal to the Fund’s annualized expense ratio of 0.38% for Investment Class shares and 0.63% for Service Class shares (for the period April 1, 2017-September 30, 2017), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

30	State Street Institutional Premier Growth Equity Fund

State Street Institutional Premier Growth Equity Fund

Schedule of Investments — September 30, 2017

	Number of Shares	Fair Value $

Common Stock - 97.7%†
Application Software - 4.3%
Intuit Inc.	34,512	4,905,536
salesforce.com Inc. (a)	121,865	11,384,628

		16,290,164

Biotechnology - 10.1%
Alexion Pharmaceuticals Inc. (a)	90,591	12,709,011
Amgen Inc.	60,394	11,260,461
Biogen Inc. (a)	20,104	6,294,965
Vertex Pharmaceuticals Inc. (a)	51,552	7,837,966

		38,102,403

Cable & Satellite - 8.2%
Charter Communications Inc., Class A (a)	23,729	8,623,593
Comcast Corp., Class A	185,495	7,137,848
Liberty Global PLC, Class C (a)	351,578	11,496,601
Sirius XM Holdings Inc.	668,649	3,690,942

		30,948,984

Data Processing & Outsourced Services - 6.1%
PayPal Holdings Inc. (a)	64,707	4,143,189
Visa Inc., Class A	177,730	18,704,305

		22,847,494

Financial Exchanges & Data - 7.7%
CME Group Inc.	112,160	15,217,869
S&P Global Inc.	88,435	13,823,275

		29,041,144

Healthcare Equipment - 5.0%
Boston Scientific Corp. (a)	235,102	6,857,925
Medtronic PLC	151,663	11,794,832

		18,652,757

Healthcare Supplies - 1.4%
The Cooper Companies Inc.	22,862	5,420,809

Internet & Direct Marketing Retail - 3.6%
Amazon.com Inc. (a)	14,021	13,479,088

Internet Software & Services - 12.0%
Alibaba Group Holding Ltd. ADR (a)	31,596	5,456,945
Alphabet Inc., Class A (a)	4,098	3,990,305
Alphabet Inc., Class C (a)	19,748	18,940,504
Facebook Inc., Class A (a)	98,739	16,871,533

		45,259,287

	Number of Shares	Fair Value $
Investment Banking & Brokerage - 4.3%
The Charles Schwab Corp.	366,677	16,038,452

Movies & Entertainment - 2.1%
The Walt Disney Co.	80,571	7,941,883

Oil & Gas Equipment & Services - 1.7%
Schlumberger Ltd.	92,747	6,470,031

Pharmaceuticals - 3.5%
Allergan PLC	64,708	13,261,904

Regional Banks - 1.7%
First Republic Bank	62,552	6,534,182

Restaurants - 0.9%
Starbucks Corp.	59,315	3,185,809

Semiconductor Equipment - 2.4%
Applied Materials Inc. (l)	172,554	8,988,338

Semiconductors - 2.1%
Broadcom Ltd.	32,354	7,847,139

Soft Drinks - 3.5%
PepsiCo Inc.	118,487	13,203,006

Specialized REITs - 3.3%
American Tower Corp.	90,591	12,381,978

Specialty Chemicals - 1.1%
Albemarle Corp.	30,197	4,116,153

Systems Software - 3.3%
Microsoft Corp.	166,083	12,371,523

Technology Hardware, Storage & Peripherals - 5.8%
Apple Inc.	142,184	21,913,398

Trading Companies & Distributors - 3.6%
United Rentals Inc. (a)	97,062	13,466,382

Total Common Stock (Cost $255,250,177)		367,762,308

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Premier Growth Equity Fund	31

State Street Institutional Premier Growth Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Short-Term Investments - 2.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.96% (Cost $8,628,607) (d)(m)	8,628,607	8,628,607

Total Investments (Cost $263,878,784)		376,390,915

Other Assets and Liabilities, net - 0.0%*		161,140

NET ASSETS - 100.0%		376,552,055

Other Information:

The Fund had the following short futures contracts open at September 30, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Current Notional Value	Unrealized Depreciation

S&P 500 Emini Index Futures	December 2017	28	$(3,463,014)	$(3,522,540)	$(59,526)

During the period ended September 30, 2017, average notional values related to long and short futures contracts were $2,586,055 or 0.7% of net assets and $1,094,547 or 0.3% of net assets, respectively.

The following tables present the Fund’s investments measured at fair value on a recurring basis at September 30, 2017:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stock	$367,762,308	$—	$—	$367,762,308
Short-Term Investments	8,628,607	—	—	8,628,607

Total Investments in Securities	$376,390,915	$—	$—	$376,390,915

Other Financial Instruments
Short Futures Contracts — Unrealized Depreciation	$(59,526)	$—	$—	$(59,526)

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	12,844,727	$12,844,727	$50,716,538	$54,932,658	$—	$—	8,628,607	$8,628,607	$79,095

TOTAL		$12,844,727	$50,716,538	$54,932,658	$—	$—		$8,628,607	$79,095

See Notes to Schedules of Investments and Notes to Financial Statements.

32	State Street Institutional Premier Growth Equity Fund

State Street Institutional Small-Cap Equity Fund

Portfolio Management Discussion and Analysis — September 30, 2017 (Unaudited)

Q.	How did the State Street Institutional Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2017?

A.	For the twelve-month period ended September 30, 2017, the State Street Institutional Small-Cap Equity Fund returned 19.65% for the Investment Class shares and 19.38% for the Service Class shares. The Fund’s benchmark, the Russell 2000 Index returned 20.74% and the Fund’s Morningstar peer group of 794 U.S. Small Blend funds returned an average of 18.91% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The rally in growth stocks dominated performance as higher beta securities and traditional growth segments of the market rallied significantly more than the value segments. This propelled the growth-oriented managers such as GlobeFlex Capital, L.P. and Champlain Investment Partners, LLC to generate significant returns

Q.	What were the drivers behind Fund performance?

A.	The asset allocation trumped individual security selection where the majority of high beta names rallied, so the higher beta and the more growth-oriented the security is, the better it did. Individual security fundamentals were not rewarded in this market. The strategy does use derivatives but only to equitize the residual cash in the account to prevent any performance disruption from large flows so there was no impact to the Fund.

Q.	Were there any significant changes in the Fund during the period?

A.	There were no changes to the underlying sub-advisors. During the most recent quarter, Mike Cervi left the portfolio management team to pursue an external opportunity. He was replaced by Dennis Santos, who had been working closely with Mike for the last 6-years and had been the primary trader on the strategy during that time. Dennis brings over 15 years of institutional investment experience to the team and has been performing due diligence on the underlying managers and assisting in the day-to-day management of the fund over the last 6 years.

David Wiederecht remains portfolio manager along with Dennis, and has been in the role for 8 years. Dennis and Dave are further supported by the 10 person manager research team, and the 80-person Investment Solutions Group, which provides research and due diligence on investment managers as well as market and economic research to help with positioning the Fund.

State Street Institutional Small-Cap Equity Fund	33

State Street Institutional Small-Cap Equity Fund

Performance Summary — September 30, 2017 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2017

	One Year	Five Year	Ten Year
Number of funds in peer group	794	554	393
Peer group average annual total return	18.91%	12.83%	7.19%
Morningstar Category in peer group: Small Blend

Top Ten Largest Holdings

as of September 30, 2017 (as a % of Fair Value) (a)(b)

Blackbaud Inc.	1.31%
John Wiley & Sons Inc., Class A	1.18%
Actuant Corp., Class A	1.04%
Wolverine World Wide Inc.	0.98%
Darling Ingredients Inc.	0.93%
Ritchie Bros Auctioneers Inc.	0.93%
Qualys Inc.	0.93%
Integra LifeSciences Holdings Corp.	0.92%
Snyder’s-Lance Inc.	0.92%
Woodward Inc.	0.89%

Sector Allocation as of September 30, 2017

Portfolio composition as a % of Fair Value of $1,465,327 (in thousands) as of September 30, 2017 (a)(b)

Average Annual Total Return for the periods ended September 30, 2017

Investment Class Shares (Inception date: 8/3/98)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Small-Cap Equity Fund	19.65%	14.09%	8.40%	$22,411
Russell 2000 Index	20.74%	13.79%	7.85%	$21,287

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Small-Cap Equity Fund	19.38%	13.82%	8.14%	$21,867
Russell 2000 Index	20.74%	13.79%	7.85%	$21,287

34	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund

Performance Summary, continued — September 30, 2017 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund — Class G Shares

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

State Street Institutional Small-Cap Equity Fund	35

State Street Institutional Small-Cap Equity Fund
Understanding Your Fund’s Expenses — September 30, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,071.10	$1,020.70
Expenses paid during the period*	$4.57	$4.46

Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,070.00	$1,019.40
Expenses paid during the period*	$5.86	$5.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88% for Investment Class shares and 1.13% for Service Class shares (for the period April 1, 2017-September 30, 2017), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

36	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund

Schedule of Investments — September 30, 2017

	Number of Shares	Fair Value $

Common Stock - 94.6%†
Aerospace & Defense - 0.6%
Teledyne Technologies Inc. (a)	53,300	8,484,294

Agricultural & Farm Machinery - 0.6%
AGCO Corp. (l)	115,510	8,521,173

Agricultural Products - 0.9%
Darling Ingredients Inc. (a)	781,222	13,687,009

Air Freight & Logistics - 0.1%
Hub Group Inc., Class A (a)	19,782	849,637

Airlines - 0.0%*
Hawaiian Holdings Inc. (a)	16,000	600,800

Alternative Carriers - 0.1%
Vonage Holdings Corp. (a)	95,311	775,831

Apparel Retail - 0.6%
American Eagle Outfitters Inc.	31,092	444,616
Burlington Stores Inc. (a)	35,355	3,374,988
Francesca’s Holdings Corp. (a)	48,900	359,904
Genesco Inc. (a)	45,828	1,219,025
The Buckle Inc.	146,097	2,461,734
The Children’s Place Inc.	9,100	1,075,165

		8,935,432

Apparel, Accessories & Luxury Goods - 0.3%
G-III Apparel Group Ltd. (a)	172,565	5,007,836

Application Software - 4.5%
ACI Worldwide Inc. (a)	359,966	8,200,026
Blackbaud Inc.	218,708	19,202,562
Guidewire Software Inc. (a)	133,500	10,394,310
Paylocity Holding Corp. (a)	46,307	2,260,708
PTC Inc. (a)	104,482	5,880,247
RealPage Inc. (a)	275,676	10,999,472
SS&C Technologies Holdings Inc.	190,994	7,668,409
Zix Corp. (a)	202,600	990,714

		65,596,448

Asset Management & Custody Banks - 0.7%
Cohen & Steers Inc.	30,345	1,198,324
Financial Engines Inc.	250,000	8,687,500
OM Asset Management PLC	59,639	889,814

		10,775,638

Auto Parts & Equipment - 1.4%
American Axle & Manufacturing Holdings Inc. (a)	46,020	809,032

	Number of Shares	Fair Value $

Cooper-Standard Holdings Inc. (a)	14,806	1,717,052
Gentherm Inc. (a)	27,545	1,023,297
LCI Industries	23,812	2,758,620
Standard Motor Products Inc.	34,998	1,688,653
Stoneridge Inc. (a)	77,431	1,533,908
Tenneco Inc.	165,371	10,033,058
Tower International Inc.	30,955	841,976

		20,405,596

Automobile Manufacturers - 0.8%
Thor Industries Inc.	74,002	9,317,592
Winnebago Industries Inc.	39,582	1,771,294

		11,088,886

Automotive Retail - 1.2%
America’s Car-Mart Inc. (a)	35,248	1,449,574
Asbury Automotive Group Inc. (a)	13,451	821,856
Group 1 Automotive Inc.	65,975	4,780,549
Murphy USA Inc. (a)	150,907	10,412,583

		17,464,562

Biotechnology - 0.6%
MiMedx Group Inc. (a)	53,700	637,956
Repligen Corp. (a)	200,245	7,673,388

		8,311,344

Brewers - 0.5%
Craft Brew Alliance Inc. (a)	42,374	743,664
The Boston Beer Company Inc., Class A (a)	39,500	6,169,900

		6,913,564

Building Products - 0.8%
American Woodmark Corp. (a)	16,828	1,619,695
Apogee Enterprises Inc.	24,881	1,200,757
Builders FirstSource Inc. (a)	125,867	2,264,347
Continental Building Products Inc. (a)	23,764	617,864
Insteel Industries Inc.	10,044	262,249
Masonite International Corp. (a)	7,430	514,156
NCI Building Systems Inc. (a)	52,543	819,671
Patrick Industries Inc. (a)	6,900	580,290
Ply Gem Holdings Inc. (a)	49,577	845,288
Trex Company Inc. (a)	14,062	1,266,564
Universal Forest Products Inc.	21,137	2,074,808

		12,065,689

Casinos & Gaming - 0.0%*
Pinnacle Entertainment Inc. (a)	29,522	629,114

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Small-Cap Equity Fund	37

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Commercial Printing - 0.3%
Brady Corp., Class A	80,500	3,054,975
Deluxe Corp.	13,030	950,669
LSC Communications Inc.	20,074	331,421

		4,337,065

Commodity Chemicals - 0.3%
AdvanSix Inc. (a)	36,724	1,459,779
Koppers Holdings Inc. (a)	20,089	927,108
Trinseo S.A.	21,522	1,444,126

		3,831,013

Communications Equipment - 0.2%
ADTRAN Inc.	52,851	1,268,424
Lumentum Holdings Inc. (a)	18,003	978,463

		2,246,887

Construction & Engineering - 0.5%
Aegion Corp. (a)	100,262	2,334,100
Argan Inc.	15,453	1,039,214
Dycom Industries Inc. (a)	26,223	2,252,031
EMCOR Group Inc.	13,100	908,878
MasTec Inc. (a)	24,002	1,113,693

		7,647,916

Construction Machinery & Heavy Trucks - 1.9%
Alamo Group Inc.	20,560	2,207,527
Astec Industries Inc.	37,285	2,088,333
Federal Signal Corp.	523,491	11,139,889
The Greenbrier Companies Inc.	16,282	783,978
Trinity Industries Inc.	331,556	10,576,636
Wabash National Corp.	73,802	1,684,162

		28,480,525

Construction Materials - 0.1%
Summit Materials Inc., Class A (a)	40,736	1,304,774

Consumer Finance - 0.1%
Enova International Inc. (a)	89,791	1,207,689

Data Processing & Outsourced Services - 1.9%
Broadridge Financial Solutions Inc.	105,212	8,503,234
Cardtronics PLC, Class A (a)	15,700	361,257
Cass Information Systems Inc.	8,958	568,296
CoreLogic Inc. (a)	153,124	7,077,391
EVERTEC Inc.	50,766	804,641
MAXIMUS Inc.	14,360	926,220
Travelport Worldwide Ltd.	65,007	1,020,610
WEX Inc. (a)	77,800	8,730,716

		27,992,365

	Number of Shares	Fair Value $

Distributors - 0.6%
LKQ Corp. (a)	256,618	9,235,682

Diversified Metals & Mining - 0.3%
Compass Minerals International Inc.	58,361	3,787,629

Diversified Real Estate Activities - 0.0%*
The RMR Group Inc., Class A	12,200	626,470

Diversified REITs - 0.1%
American Assets Trust Inc.	20,365	809,916
Gramercy Property Trust	47,383	1,433,336

		2,243,252

Diversified Support Services - 1.7%
Healthcare Services Group Inc.	175,541	9,473,948
Ritchie Bros Auctioneers Inc.	428,830	13,559,604
UniFirst Corp.	7,688	1,164,732
Viad Corp.	19,880	1,210,692

		25,408,976

Education Services - 0.6%
Capella Education Co.	12,200	855,830
Grand Canyon Education Inc. (a)	10,700	971,774
K12 Inc. (a)	373,618	6,665,345

		8,492,949

Electric Utilities - 1.0%
ALLETE Inc.	15,161	1,171,794
IDACORP Inc.	133,772	11,762,572
PNM Resources Inc.	28,407	1,144,802
Spark Energy Inc., Class A	47,400	711,000

		14,790,168

Electrical Components & Equipment - 0.2%
Atkore International Group Inc. (a)	33,576	655,068
EnerSys	14,205	982,560
Regal Beloit Corp.	17,604	1,390,716

		3,028,344

Electronic Components - 0.8%
Belden Inc.	20,773	1,672,850
Littelfuse Inc.	48,437	9,487,839

		11,160,689

Electronic Equipment & Instruments - 1.0%
Coherent Inc. (a)	8,100	1,904,877
Control4 Corp. (a)	82,193	2,421,406
National Instruments Corp.	52,601	2,218,184

See Notes to Schedules of Investments and Notes to Financial Statements.

38	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

VeriFone Systems Inc. (a)	249,713	5,064,180
Zebra Technologies Corp., Class A (a)	30,919	3,357,185

		14,965,832

Electronic Manufacturing Services - 0.3%
Benchmark Electronics Inc. (a)	14,723	502,791
KEMET Corp. (a)	46,947	991,990
Methode Electronics Inc.	18,358	777,461
Plexus Corp. (a)	27,056	1,517,301
TTM Technologies Inc. (a)	62,571	961,716

		4,751,259

Environmental & Facilities Services - 0.8%
Clean Harbors Inc. (a)	212,234	12,033,668

Food Distributors - 0.7%
Performance Food Group Co. (a)	138,748	3,919,631
SpartanNash Co.	234,878	6,193,733

		10,113,364

Food Retail - 0.1%
Casey’s General Stores Inc.	8,753	958,016

Footwear - 1.5%
Deckers Outdoor Corp. (a)	81,017	5,542,373
Skechers U.S.A. Inc., Class A (a)	56,520	1,418,087
Wolverine World Wide Inc.	499,016	14,396,611

		21,357,071

Forest Products - 0.1%
Boise Cascade Co. (a)	33,423	1,166,462
Louisiana-Pacific Corp. (a)	37,034	1,002,881

		2,169,343

Gas Utilities - 0.1%
South Jersey Industries Inc.	27,551	951,336

General Merchandise Stores - 0.1%
Big Lots Inc.	18,308	980,760

Health Care REITs - 0.3%
CareTrust REIT Inc.	35,136	668,990
Omega Healthcare Investors Inc.	119,096	3,800,353

		4,469,343

Healthcare Distributors - 0.1%
Aceto Corp.	112,500	1,263,375
Owens & Minor Inc.	8,147	237,892

		1,501,267

	Number of Shares	Fair Value $

Healthcare Equipment - 4.9%
Cantel Medical Corp.	52,500	4,943,925
Cardiovascular Systems Inc. (a)	203,900	5,739,785
CONMED Corp.	182,000	9,549,540
Heska Corp. (a)	10,900	960,181
Hill-Rom Holdings Inc.	152,575	11,290,550
Insulet Corp. (a)	120,000	6,609,600
Integra LifeSciences Holdings Corp. (a)	268,100	13,533,688
LeMaitre Vascular Inc.	52,100	1,949,582
LivaNova PLC (a)	11,116	778,787
Masimo Corp. (a)	24,300	2,103,408
Natus Medical Inc. (a)	12,099	453,712
NuVasive Inc. (a)	166,000	9,206,360
Orthofix International N.V. (a)	9,300	439,425
Penumbra Inc. (a)	48,000	4,334,400

		71,892,943

Healthcare Facilities - 0.4%
Acadia Healthcare Company Inc. (a)(l)	73,448	3,507,877
HealthSouth Corp.	15,832	733,813
Select Medical Holdings Corp. (a)	61,701	1,184,659

		5,426,349

Healthcare Services - 1.7%
Addus HomeCare Corp. (a)	14,000	494,200
Almost Family Inc. (a)(l)	12,500	671,250
AMN Healthcare Services Inc. (a)	41,926	1,916,018
BioTelemetry Inc. (a)	65,600	2,164,800
Diplomat Pharmacy Inc. (a)	52,196	1,080,979
Envision Healthcare Corp. (a)	203,598	9,151,730
LHC Group Inc. (a)	13,800	978,696
MEDNAX Inc. (a)	171,955	7,414,700
RadNet Inc. (a)	90,800	1,048,740

		24,921,113

Healthcare Supplies - 0.8%
Endologix Inc. (a)	383,103	1,708,639
ICU Medical Inc. (a)	41,500	7,712,775
Lantheus Holdings Inc. (a)	62,900	1,119,620
Merit Medical Systems Inc. (a)	28,763	1,218,113

		11,759,147

Healthcare Technology - 1.7%
HMS Holdings Corp. (a)	389,830	7,742,024
Medidata Solutions Inc. (a)	111,000	8,664,660
Omnicell Inc. (a)	163,500	8,346,675

		24,753,359

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Small-Cap Equity Fund	39

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Home Building - 0.4%
Installed Building Products Inc. (a)	12,647	819,526
LGI Homes Inc. (a)	19,897	966,397
Taylor Morrison Home Corp., Class A (a)	40,194	886,278
TopBuild Corp. (a)	43,377	2,826,879

		5,499,080

Home Furnishing Retail - 0.4%
Aaron’s Inc. (l)	128,245	5,595,329
Select Comfort Corp. (a)	30,600	950,130

		6,545,459

Home Furnishings - 0.1%
Tempur Sealy International Inc. (a)	18,185	1,173,296

Hotel & Resort REITs - 0.4%
Ashford Hospitality Trust Inc.	69,249	461,891
Chatham Lodging Trust	35,134	749,057
LaSalle Hotel Properties	23,647	686,236
RLJ Lodging Trust	208,919	4,596,218

		6,493,402

Hotels, Resorts & Cruise Lines - 0.3%
ILG Inc.	169,269	4,524,560

Household Appliances - 0.6%
Helen of Troy Ltd. (a)	90,474	8,766,931

Household Products - 0.0%*
Energizer Holdings Inc.	7,811	359,697

Housewares & Specialties - 0.0%*
Tupperware Brands Corp.	9,771	604,043

Human Resource & Employment Services - 0.2%
Insperity Inc.	14,255	1,254,440
Kforce Inc.	34,900	704,980
TriNet Group Inc. (a)	28,120	945,394
TrueBlue Inc. (a)	31,444	705,918

		3,610,732

Industrial Machinery - 7.8%
Actuant Corp., Class A (l)	594,063	15,208,013
Altra Industrial Motion Corp.	22,839	1,098,556
Barnes Group Inc.	123,989	8,733,785
Crane Co.	56,341	4,506,717
Franklin Electric Company Inc.	26,181	1,174,218
John Bean Technologies Corp.	51,200	5,176,320
Kennametal Inc.	25,924	1,045,774

	Number of Shares	Fair Value $

LB Foster Co., Class A (a)	36,783	836,813
Luxfer Holdings PLC ADR	129,694	1,614,690
Lydall Inc. (a)	152,300	8,726,790
Mueller Industries Inc.	168,785	5,899,036
Nordson Corp.	34,244	4,057,914
Standex International Corp.	86,500	9,186,300
The Gorman-Rupp Co.	57,900	1,885,803
The Timken Co.	210,844	10,236,476
TriMas Corp. (a)	251,000	6,777,000
Watts Water Technologies Inc., Class A	62,854	4,349,497
Welbilt Inc. (a)	443,100	10,213,455
Woodward Inc.	168,345	13,065,255

		113,792,412

Industrial REITs - 0.2%
Rexford Industrial Realty Inc.	52,259	1,495,653
STAG Industrial Inc.	52,965	1,454,948

		2,950,601

Internet & Direct Marketing Retail - 0.1%
Nutrisystem Inc.	17,500	978,250

Internet Software & Services - 3.0%
Autobytel Inc. (a)	63,200	435,448
Cornerstone OnDemand Inc. (a)	213,468	8,668,935
LogMeIn Inc.	95,800	10,542,790
New Relic Inc. (a)	208,000	10,358,400
NIC Inc.	385,393	6,609,490
Okta Inc. (a)	64,500	1,819,545
Q2 Holdings Inc. (a)	64,000	2,665,600
Stamps.com Inc. (a)	4,900	992,985
The Meet Group Inc. (a)	87,300	317,772
Web.com Group Inc. (a)	46,900	1,172,500

		43,583,465

Investment Banking & Brokerage - 1.4%
Evercore Inc., Class A	10,344	830,106
Greenhill & Company Inc.	77,219	1,281,836
Houlihan Lokey Inc.	36,736	1,437,480
Moelis & Co., Class A	24,387	1,049,860
Piper Jaffray Cos.	24,456	1,451,464
Raymond James Financial Inc.	148,586	12,530,257
Stifel Financial Corp.	34,618	1,850,678

		20,431,681

IT Consulting & Other Services - 0.2%
Perficient Inc. (a)	41,911	824,389
Science Applications International Corp.	11,241	751,461
The Hackett Group Inc.	48,900	742,791

See Notes to Schedules of Investments and Notes to Financial Statements.

40	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Virtusa Corp. (a)	17,766	671,200

		2,989,841

Leisure Products - 1.0%
Brunswick Corp.	11,874	664,588
Malibu Boats Inc., Class A (a)	25,900	819,476
MCBC Holdings Inc. (a)	47,800	974,164
Nautilus Inc. (a)	42,560	719,264
Polaris Industries Inc.	103,886	10,869,592

		14,047,084

Life Sciences Tools & Services - 2.0%
Bruker Corp.	175,570	5,223,207
Cambrex Corp. (a)	28,776	1,582,680
Charles River Laboratories International Inc. (a)	11,914	1,286,950
ICON PLC (a)	79,311	9,031,937
INC Research Holdings Inc., Class A (a)	206,176	10,783,005
PAREXEL International Corp. (a)	4,820	424,546
PRA Health Sciences Inc. (a)	16,300	1,241,571

		29,573,896

Managed Healthcare - 1.0%
Centene Corp. (a)	100,605	9,735,546
Magellan Health Inc. (a)	20,854	1,799,700
Molina Healthcare Inc. (a)	41,835	2,876,575

		14,411,821

Marine - 0.0%*
Kirby Corp. (a)	10,746	708,699

Multi-Line Insurance - 0.3%
Horace Mann Educators Corp. (l)	79,050	3,110,617
National General Holdings Corp.	39,000	745,290

		3,855,907

Multi-Utilities - 0.1%
Black Hills Corp.	19,850	1,367,069

Office REITs - 0.7%
Brandywine Realty Trust	83,243	1,455,920
Corporate Office Properties Trust	23,110	758,701
Cousins Properties Inc.	873,314	8,156,753

		10,371,374

Office Services & Supplies - 0.6%
Herman Miller Inc.	28,000	1,005,200
HNI Corp.	20,000	829,400
Knoll Inc.	33,503	670,060
MSA Safety Inc.	47,500	3,776,725

	Number of Shares	Fair Value $

Steelcase Inc., Class A	51,889	799,091
West Corp.	97,579	2,290,179

		9,370,655

Oil & Gas Drilling - 0.1%
Nabors Industries Ltd.	112,375	906,866

Oil & Gas Equipment & Services - 0.8%
C&J Energy Services Inc. (a)	21,775	652,597
Dril-Quip Inc. (a)	42,475	1,875,271
Forum Energy Technologies Inc. (a)	191,148	3,039,253
Natural Gas Services Group Inc. (a)	32,126	912,378
Oil States International Inc. (a)	229,897	5,827,889

		12,307,388

Oil & Gas Exploration & Production - 1.5%
Callon Petroleum Co. (a)	152,701	1,716,359
Carrizo Oil & Gas Inc. (a)	161,264	2,762,452
Newfield Exploration Co. (a)	346,322	10,275,374
Rice Energy Inc. (a)	27,573	797,963
Ring Energy Inc. (a)	94,935	1,375,608
SM Energy Co.	265,794	4,715,186

		21,642,942

Packaged Foods & Meats - 3.3%
Amplify Snack Brands Inc. (a)	251,500	1,783,135
B&G Foods Inc.	225,000	7,166,250
Cal-Maine Foods Inc. (a)	25,196	1,035,555
J&J Snack Foods Corp.	17,500	2,297,750
Sanderson Farms Inc.	68,896	11,128,082
Snyder’s-Lance Inc.	352,500	13,444,350
TreeHouse Foods Inc. (a)	163,500	11,073,855

		47,928,977

Paper Packaging - 0.4%
Packaging Corporation of America	48,959	5,614,618

Paper Products - 0.1%
Neenah Paper Inc.	18,654	1,595,850

Personal Products - 0.5%
elf Beauty Inc. (a)	270,500	6,099,775
USANA Health Sciences Inc. (a)	12,486	720,442

		6,820,217

Pharmaceuticals - 1.8%
ANI Pharmaceuticals Inc. (a)	23,700	1,244,013
Catalent Inc. (a)	167,350	6,680,612
Corcept Therapeutics Inc. (a)	143,337	2,766,404

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Small-Cap Equity Fund	41

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Depomed Inc. (a)	34,800	201,492
Horizon Pharma PLC (a)	30,900	391,812
Innoviva Inc. (a)	59,400	838,728
Phibro Animal Health Corp., Class A	36,292	1,344,619
Prestige Brands Holdings Inc. (a)	137,966	6,910,717
Sucampo Pharmaceuticals Inc., Class A (a)	64,100	756,380
Supernus Pharmaceuticals Inc. (a)	138,000	5,520,000

		26,654,777

Property & Casualty Insurance - 1.8%
AMERISAFE Inc.	87,155	5,072,421
Argo Group International Holdings Ltd.	157,373	9,678,440
Atlas Financial Holdings Inc. (a)	20,000	378,000
RLI Corp.	63,167	3,623,259
The Navigators Group Inc.	136,500	7,964,775
Universal Insurance Holdings Inc.	14,446	332,258

		27,049,153

Publishing - 1.2%
John Wiley & Sons Inc., Class A	324,161	17,342,613

Railroads - 0.6%
Genesee & Wyoming Inc., Class A (a)	112,570	8,331,306

Regional Banks - 9.0%
1st Source Corp.	19,444	987,755
BankUnited Inc.	11,074	393,902
Banner Corp.	12,680	777,030
Bryn Mawr Bank Corp.	100,500	4,401,900
Camden National Corp.	22,443	979,413
Chemical Financial Corp.	29,407	1,536,810
Columbia Banking System Inc.	23,986	1,010,051
Community Bank System Inc.	83,400	4,607,850
Cullen/Frost Bankers Inc.	56,376	5,351,210
CVB Financial Corp.	267,000	6,453,390
Enterprise Financial Services Corp.	26,224	1,110,586
Equity Bancshares Inc., Class A (a)	10,487	373,128
FCB Financial Holdings Inc., Class A (a)	15,040	726,432
First Financial Bancorp.	14,045	367,277
First Financial Bankshares Inc.	85,500	3,864,600

	Number of Shares	Fair Value $

First Interstate BancSystem Inc., Class A	13,809	528,194
Fulton Financial Corp.	389,315	7,299,656
German American Bancorp Inc.	100,000	3,803,000
Great Southern Bancorp Inc.	18,563	1,033,031
Home BancShares Inc.	63,406	1,599,099
Hope Bancorp Inc.	39,702	703,122
IBERIABANK Corp.	90,609	7,443,529
Independent Bank Corp.	73,000	5,449,450
Lakeland Financial Corp.	12,800	623,616
LegacyTexas Financial Group Inc.	48,883	1,951,409
Pinnacle Financial Partners Inc.	22,793	1,525,991
Prosperity Bancshares Inc.	161,884	10,640,635
Renasant Corp.	255,940	10,979,826
South State Corp.	7,490	674,475
Southwest Bancorp Inc.	33,021	909,729
Stock Yards Bancorp Inc.	86,700	3,294,600
SVB Financial Group (a)	46,156	8,635,326
Texas Capital Bancshares Inc. (a)	19,182	1,645,816
UMB Financial Corp.	93,700	6,979,713
Umpqua Holdings Corp.	79,158	1,544,373
Union Bankshares Corp.	22,700	801,310
United Community Banks Inc.	27,246	777,601
Washington Trust Bancorp Inc.	93,000	5,324,250
Westamerica Bancorporation	87,422	5,205,106
Western Alliance Bancorp (a)	150,046	7,964,442
Wintrust Financial Corp.	25,598	2,004,579

		132,283,212

Reinsurance - 0.0%*
Maiden Holdings Ltd.	65,076	517,354

Research & Consulting Services - 0.3%
Huron Consulting Group Inc. (a)	7,600	260,680
Resources Connection Inc.	292,754	4,069,281

		4,329,961

Residential REITs - 0.6%
Education Realty Trust Inc.	208,352	7,486,088
Starwood Waypoint Homes	20,879	759,369

		8,245,457

Restaurants - 1.4%
BJ’s Restaurants Inc. (a)	21,000	639,450
Brinker International Inc.	23,217	739,694
Buffalo Wild Wings Inc. (a)	42,185	4,458,955
Cracker Barrel Old Country Store Inc.	20,783	3,151,118

See Notes to Schedules of Investments and Notes to Financial Statements.

42	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Dave & Buster’s Entertainment Inc. (a)	13,700	718,976
El Pollo Loco Holdings Inc. (a)	158,500	1,925,775
Red Robin Gourmet Burgers Inc. (a)	4,944	331,248
Ruth’s Hospitality Group Inc.	67,912	1,422,756
Texas Roadhouse Inc.	95,335	4,684,762
The Cheesecake Factory Inc.	45,299	1,907,994

		19,980,728

Retail REITs - 0.0%*
Retail Opportunity Investments Corp.	37,384	710,670

Security & Alarm Services - 0.8%
The Brink’s Co.	142,669	12,019,863

Semiconductor Equipment - 0.6%
Advanced Energy Industries Inc. (a)	19,100	1,542,516
Amkor Technology Inc. (a)	87,300	921,015
Brooks Automation Inc.	40,147	1,218,863
Ichor Holdings Ltd. (a)	23,400	627,120
Rudolph Technologies Inc. (a)	120,001	3,156,026
Ultra Clean Holdings Inc. (a)	42,200	1,292,164
Versum Materials Inc.	18,895	733,504

		9,491,208

Semiconductors - 1.0%
Cirrus Logic Inc. (a)	14,500	773,140
Microsemi Corp. (a)	119,868	6,170,805
Semtech Corp. (a)	187,491	7,040,287

		13,984,232

Specialized REITs - 0.4%
CoreSite Realty Corp.	36,423	4,075,734
Potlatch Corp.	31,987	1,631,337

		5,707,071

Specialty Chemicals - 2.9%
Ferro Corp. (a)	51,466	1,147,692
HB Fuller Co.	224,617	13,041,263
Innospec Inc.	88,000	5,425,200
KMG Chemicals Inc.	30,082	1,650,900
PolyOne Corp.	203,528	8,147,226
Quaker Chemical Corp.	57,201	8,462,888
Sensient Technologies Corp.	65,116	5,008,722

		42,883,891

Specialty Stores - 0.1%
Hibbett Sports Inc. (a)	88,000	1,254,000

Steel - 0.4%
Carpenter Technology Corp.	1,558	74,831

	Number of Shares	Fair Value $

Commercial Metals Co.	224,541	4,273,015
Ryerson Holding Corp. (a)	93,390	1,013,281
Worthington Industries Inc.	21,271	978,466

		6,339,593

Systems Software - 2.2%
Barracuda Networks Inc. (a)	30,711	744,127
CommVault Systems Inc. (a)	153,500	9,332,800
Gigamon Inc. (a)	111,000	4,678,650
Progress Software Corp.	26,600	1,015,322
Qualys Inc. (a)	261,500	13,545,700
Talend S.A. ADR (a)	63,000	2,579,220

		31,895,819

Technology Distributors - 0.3%
ePlus Inc. (a)	11,200	1,035,440
Insight Enterprises Inc. (a)	10,555	484,686
ScanSource Inc. (a)	14,514	633,536
SYNNEX Corp.	9,504	1,202,351
Tech Data Corp. (a)	15,300	1,359,405

		4,715,418

Technology Hardware, Storage & Peripherals - 1.0%
Diebold Nixdorf Inc.	502,328	11,478,195
Pure Storage Inc., Class A (a)	160,000	2,558,400

		14,036,595

Thrifts & Mortgage Finance - 0.2%
Dime Community Bancshares Inc.	17,799	382,679
Essent Group Ltd. (a)	27,950	1,131,975
HomeStreet Inc. (a)	38,185	1,030,995
Washington Federal Inc.	23,996	807,465

		3,353,114

Tires & Rubber - 0.1%
Cooper Tire & Rubber Co.	32,420	1,212,508

Trading Companies & Distributors - 0.8%
Applied Industrial Technologies Inc.	148,650	9,781,170
BMC Stock Holdings Inc. (a)	42,900	915,915
GMS Inc. (a)	26,064	922,666

		11,619,751

Trucking - 0.7%
Marten Transport Ltd.	18,718	384,655
Old Dominion Freight Line Inc.	75,254	8,286,218
Saia Inc. (a)	31,703	1,986,193

		10,657,066

Water Utilities - 0.0%*
SJW Group	10,972	621,015

Total Common Stock (Cost $1,016,838,747)		1,387,002,604

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Small-Cap Equity Fund	43

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Short-Term Investments - 5.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.96% (Cost $78,324,730) (d)(m)	78,324,730	78,324,730

Total Investments (Cost $1,095,163,477)		1,465,327,334

Other Assets and Liabilities, net - 0.1%		1,063,506

NET ASSETS - 100.0%		1,466,390,840

Other Information:

The Fund had the following long futures contracts open at September 30, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Current Notional Value	Unrealized Appreciation

E-mini Russell 2000 Index Futures	December 2017	202	$14,170,302	$15,078,290	$907,988

During the period ended September 30, 2017, average notional value related to futures contracts was $23,348,161 or 2% of net assets.

The following tables present the Fund’s investments measured at fair value on a recurring basis at September 30, 2017:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$1,387,002,604	$—	$—	$1,387,002,604
Short-Term Investments	78,324,730	—	—	78,324,730

Total Investments in Securities	$1,465,327,334	$—	$—	$1,465,327,334

Other Financial Instruments
Long Futures Contracts — Unrealized Appreciation	$907,988	$—	$—	$907,988

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	68,288,206	$68,288,206	$393,964,299	$383,927,775	$—	$—	78,324,730	$78,324,730	$496,220

TOTAL		$68,288,206	$393,964,299	$383,927,775	$—	$—		$78,324,730	$496,220

See Notes to Schedules of Investments and Notes to Financial Statements.

44	State Street Institutional Small-Cap Equity Fund

State Street Institutional International Equity Fund

Portfolio Management Discussion and Analysis — September 30, 2017 (Unaudited)

Q.	How did the State Street Institutional International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2017?

A.	For the twelve-month period ended September 30, 2017, the State Street Institutional International Equity Fund returned 15.58% for the Investment Class shares and 15.33% for the Service Class shares. The Fund’s benchmark, the MSCI EAFE Index returned 19.10% and the Fund’s Morningstar peer group of 736 Foreign Large Blend funds returned an average of 18.01% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	International market performance was strong during the 12-month period through September 30, 2017. The MSCI EAFE Index was up more than 19% in U.S. dollar terms. Despite being relatively volatile, currency had almost no impact, as dollar strength in the fourth quarter of 2016 gave way to dollar weakness in the first 9 months of 2017. Stock leadership was similarly divided. The end of 2016 saw leadership from value and cyclical stocks such as financials and energy post the U.S. presidential election. The market remained strong in 2017, but the leadership shifted back to growth, as Investment Technology led throughout the year. For the full year, six of eleven sectors delivered returns above 20%, led by financials and Investment Technology. Lagging were the defensive sectors — telecom, consumer staples, healthcare — which, nevertheless, delivered positive returns.

Many investors were surprised by this year’s market strength as a combination of elevated valuations and a list of potential macro risks weighed on sentiment. As the year progressed, however, a reasonably healthy global economic backdrop supported solid earnings growth leaving valuations about where they started despite the healthy returns. Meanwhile, elections in Europe including in France, the Netherlands, and Germany all returned relatively centrist candidates to power diffusing fears of populist backlashes. China, which has been a cause of periodic market panic in recent years, delivered solid steady growth this year as it prepared for its 19th party congress. And more significant tail risks such as a global trade war or North Korean aggression remained abstract enough to not curb the enthusiasm.

Q.	What were the drivers behind Fund performance?

A.	The Fund underperformed the MSCI EAFE Index during the one-year period through September 30, 2017. The largest contributor to the underperformance was the energy sector and two Canadian oil and gas holdings in particular: Seven Generations Energy and Cenovus Energy. These companies were impacted by a combination of macro and stock-specific forces. On the macro side there was a combination of softening oil prices and the fears that Trump-led protectionism could restrict Canadian imports. Specific to Cenovus, the stock was punished after an acquisition of additional assets increased its debt level. Cenovus has pledged to sell other assets to reduce the debt, and the stock has shown signs of recovery as it has begun to execute on this commitment. In the case of Seven Generations, while a high volume producer, they have experienced some short-term production issues.

In the healthcare sector, a holding that negatively impacted returns was Shire Pharmaceutical. Shire specializes in drugs for rare or orphan diseases, which are attractive based on their potential for extended patent protection. It has been impacted by competition concerns in its hemophilia franchise.

On the positive side, the Fund has done well in technology. This is a result of a significant overweight in one of the top performing sectors this year, and strong performance from some Fund holdings. These include ASML, a Dutch supplier of systems for the semiconductor industry; Keyence, a Japanese technology company involved in automation and high-precision measuring; and Samsung.

Derivatives did not have any material impact on Fund performance.

Q.	Were there any significant changes in the Fund during the period?

A.	Effective May 1, 2017, we transitioned Portfolio Manager responsibilities for the Fund. Ralph Layman, who had served in his capacity as a Portfolio Manager for 25 years, moved on within the firm. This move has allowed Ralph, who is an SSGA Vice Chairman, to focus his efforts in a more strategic capacity. Ralph has been a great leader for the team and has continued to be involved as a mentor and thought leader.

State Street Institutional International Equity Fund	45

State Street Institutional International Equity Fund

Portfolio Management Discussion and Analysis, continued — September 30, 2017 (Unaudited)

Michael Solecki, who had managed the strategy with Ralph for over 20 years, continued as Portfolio Manager. With Ralph’s transition, Makoto Sumino took on Portfolio Manager responsibilities for International Equity in partnership with Mike. Makoto is an experienced Portfolio Manager, who has been with the team for more than 20 years. During his tenure, Makoto has also been a Portfolio Manager for Japan and EAFE equity strategies, the Director of Research, and a technology sector research analyst. He has an MBA from the University of Chicago and is a holder of the Chartered Financial Analyst designation.

With this succession, we have great capabilities in place for the State Street Institutional International Equity Fund. Our commitment to the Fund and delivering investment excellence does not change.

Despite the change in leadership, our approach to investing remains the same. We continue to look for quality companies that are undervalued relative to their growth potential. Turnover has remained relatively low in keeping with our long-term investment horizon, but did result in some changes in positioning. Regionally, the Fund’s weight in Continental Europe increased, while the weight in emerging markets and Canada decreased. The Fund remained underweight in the United Kingdom and Asia, excluding Japan (includes Australia, New Zealand, Hong Kong, and Singapore), relative to the benchmark and Japan remained a modest overweight.

Information technology was the largest sector overweight. Consumer staples remained the largest underweight. Financials grew as percent of holdings but remain underweight.

46	State Street Institutional International Equity Fund

State Street Institutional International Equity Fund

Performance Summary — September 30, 2017 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily (meaning at least 65%) in companies located in both developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2017

	One Year	Five Year	Ten Year
Number of funds in peer group	736	533	344
Peer group average annual total return	18.01%	7.74%	1.22%
Morningstar Category in peer group: Foreign Large Blend

Top Ten Largest Holdings

as of September 30, 2017 (as a % of Fair Value) (a)(b)

Nestle S.A.	3.20%
Roche Holding AG	2.59%
ASML Holding N.V.	2.34%
Bayer AG	2.32%
BNP Paribas S.A.	2.31%
Anheuser-Busch InBev S.A.	2.15%
Mitsubishi UFJ Financial Group Inc.	2.13%
Nidec Corp.	2.09%
AIA Group Ltd.	1.94%
Valeo S.A.	1.90%

Regional Allocation as of September 30, 2017

Portfolio composition as a % of Fair Value of $1,299,804 (in thousands) as of September 30, 2017 (a)(b)

Average Annual Total Return for the periods ended September 30, 2017

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional International Equity Fund	15.58%	6.77%	0.05%	$10,054
MSCI EAFE Index	19.10%	8.38%	1.34%	$11,424

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional International Equity Fund	15.33%	6.50%	-0.20%	$9,802
MSCI EAFE Index	19.10%	8.38%	1.34%	$11,424

State Street Institutional International Equity Fund	47

State Street Institutional International Equity Fund

Performance Summary, continued — September 30, 2017 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund — Class G Shares

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

48	State Street Institutional International Equity Fund

State Street Institutional International Equity Fund

Understanding Your Fund’s Expenses — September 30, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,111.80	$1,022.20
Expenses paid during the period*	$3.02	$2.89

Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,110.70	$1,021.00
Expenses paid during the period*	$4.34	$4.15

*	Expenses are equal to the Fund’s annualized expense ratio of 0.57% for Investment Class shares and 0.82% for Service Class shares (for the period April 1, 2017-September 30, 2017), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional International Equity Fund	49

State Street Institutional International Equity Fund

Schedule of Investments — September 30, 2017

	Number of Shares	Fair Value $

Common Stock - 94.9%†
Australia - 0.7%
Suncorp Group Ltd.	810,078	8,294,939

Belgium - 2.1%
Anheuser-Busch InBev S.A.	221,253	26,496,551

Canada - 2.3%
Brookfield Asset Management Inc., Class A (l)	150,409	6,196,035
Cenovus Energy Inc.	802,898	8,031,227
Seven Generations Energy Ltd., Class A (a)	891,893	14,077,454

		28,304,716

China - 1.2%
NetEase Inc. ADR	53,872	14,211,972

France - 12.0%
Airbus SE	177,126	16,837,713
AXA S.A.	629,649	19,048,445
BNP Paribas S.A.	352,996	28,481,520
Sanofi	171,850	17,067,553
Schneider Electric SE (a)	257,074	22,377,094
Valeo S.A.	315,753	23,434,707
Vivendi S.A.	836,002	21,169,837

		148,416,869

Germany - 11.5%
Bayer AG	209,027	28,491,967
Fresenius SE & Company KGaA	148,491	11,981,012
HeidelbergCement AG	173,833	17,872,793
Infineon Technologies AG (l)	726,665	18,272,268
KION Group AG	190,438	18,229,237
SAP SE	186,557	20,442,554
Wacker Chemie AG (l)	94,511	13,552,952
Zalando SE (a)	263,817	13,223,894

		142,066,677

Hong Kong - 1.9%
AIA Group Ltd.	3,237,402	23,874,218

India - 2.4%
ICICI Bank Ltd.	3,396,915	14,384,365
Power Grid Corporation of India Ltd.	4,635,223	14,972,934

		29,357,299

Ireland - 1.4%
Kerry Group PLC, Class A	179,208	17,222,066

	Number of Shares	Fair Value $
Italy - 1.8%
Intesa Sanpaolo S.p.A.	6,346,350	22,447,932

Japan - 24.5%
Daikin Industries Ltd.	219,300	22,199,827
FANUC Corp.	114,049	23,090,452
Kao Corp.	325,700	19,154,568
Keyence Corp.	34,400	18,259,672
Komatsu Ltd.	817,000	23,232,950
Mitsubishi Estate Company Ltd.	737,924	12,825,908
Mitsubishi UFJ Financial Group Inc.	4,045,700	26,262,097
Mitsui Fudosan Company Ltd.	768,925	16,667,499
Murata Manufacturing Company Ltd.	122,479	17,996,736
Nidec Corp.	209,974	25,779,245
Secom Company Ltd.	224,800	16,379,955
Sekisui House Ltd.	1,090,800	18,377,846
Shimano Inc.	105,800	14,089,122
SoftBank Group Corp.	283,301	22,862,402
Subaru Corp.	413,700	14,921,352
Tokio Marine Holdings Inc.	239,646	9,371,667

		301,471,298

Netherlands - 5.4%
ASML Holding N.V.	169,044	28,787,487
ING Groep N.V.	1,065,376	19,647,995
NXP Semiconductors N.V. (a)	154,815	17,508,028

		65,943,510

Norway - 1.7%
Statoil ASA	1,073,061	21,473,891

Portugal - 1.1%
Galp Energia SGPS S.A. (l)	750,256	13,299,848

South Africa - 1.3%
Naspers Ltd., Class N	75,327	16,289,934
Novus Holdings Ltd.	27,184	13,147

		16,303,081

South Korea - 0.6%
Samsung Electronics Company Ltd.	3,425	7,667,263

Spain - 1.2%
Banco Bilbao Vizcaya Argentaria S.A.	1,634,558	14,610,676

Sweden - 3.2%
Assa Abloy AB, Class B	1,001,397	22,819,389

See Notes to Schedules of Investments and Notes to Financial Statements.

50	State Street Institutional International Equity Fund

State Street Institutional International Equity Fund

Schedule of Investments, continued — September 30, 2017

	Number of Shares	Fair Value $

Hexagon AB, Class B	328,479	16,246,176

		39,065,565

Switzerland - 7.1%
Givaudan S.A.	7,671	16,704,007
Nestle S.A.	469,272	39,332,327
Roche Holding AG	124,599	31,832,237

		87,868,571

Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Company Ltd.	2,517,548	17,974,184

United Kingdom - 10.0%
Barclays PLC	5,828,690	15,120,087
BHP Billiton PLC	1,233,571	21,755,241
Prudential PLC	836,442	20,048,321

	Number of Shares	Fair Value $
Shire PLC	376,525	19,135,638
Smith & Nephew PLC	929,701	16,814,051
Vodafone Group PLC	7,556,918	21,169,684
WPP PLC	491,349	9,130,173

		123,173,195

Total Common Stock (Cost $956,168,751)		1,169,544,321

Short-Term Investments - 5.0%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.96% (Cost $61,540,289) (d)(m)	61,540,289	61,540,289

Total Investments (Cost $1,017,709,040)		1,231,084,610

Other Assets and Liabilities, net - 0.1%		1,359,165

NET ASSETS - 100.0%		1,232,443,775

Other Information:

The Fund had the following long futures contracts open at September 30, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Current Notional Value	Unrealized Appreciation

MSCI EAFE Mini Index Futures	December 2017	213	$21,046,563	$21,069,960	$23,397

During the period ended September 30, 2017, average notional values related to long and short futures contracts were $10,457,193 or 0.9% of net assets and $3,667,745 or 0.3% of net assets, respectively.

The Fund was invested in the following sectors at September 30, 2017 (unaudited):

Sector	Percentage (based on Fair Value)
Diversified Banks	11.45%
Pharmaceuticals	6.29%
Packaged Foods & Meats	4.59%
Semiconductors	4.37%
Electrical Components & Equipment	3.91%
Building Products	3.66%
Wireless Telecommunication Services	3.58%
Life & Health Insurance	3.57%
Integrated Oil & Gas	3.48%
Construction Machinery & Heavy Trucks	3.37%
Electronic Equipment & Instruments	2.80%

Sector	Percentage (based on Fair Value)
Specialty Chemicals	2.46%
Diversified Real Estate Activities	2.40%
Semiconductor Equipment	2.34%
Brewers	2.15%
Auto Parts & Equipment	1.90%
Industrial Machinery	1.88%
Diversified Metals & Mining Movies & Entertainment	1.77% 1.72%
Application Software	1.66%
Personal Products	1.56%
Biotechnology	1.55%

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional International Equity Fund	51

State Street Institutional International Equity Fund

Schedule of Investments, continued — September 30, 2017

Sector	Percentage (based on Fair Value)
Multi-Line Insurance	1.55%
Home Building	1.49%
Electronic Components	1.46%
Construction Materials	1.45%
Property & Casualty Insurance	1.44%
Aerospace & Defense	1.37%
Healthcare Equipment	1.37%
Security & Alarm Services	1.33%
Cable & Satellite	1.32%
Electric Utilities	1.22%
Automobile Manufacturers	1.21%
Internet Software & Services	1.15%
Leisure Products	1.14%
Oil & Gas Exploration & Production	1.14%

Sector	Percentage (based on Fair Value)
Internet & Direct Marketing Retail	1.07%
Healthcare Services	0.97%
Advertising	0.74%
Technology Hardware, Storage & Peripherals	0.62%
Asset Management & Custody Banks	0.50%
Commercial Printing	0.00%	***

	95.00%

Short-Term Investments
Short-Term Investments	5.00%

	5.00%

	100.00%

The following tables present the Fund’s investments measured at fair value on a recurring basis at September 30, 2017:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stock	$1,169,544,321	$—	$—	$1,169,544,321
Short-Term Investments	61,540,289	—	—	61,540,289

Total Investments in Securities	$1,231,084,610	$—	$—	$1,231,084,610

Other Financial Instruments
Long Futures Contracts — Unrealized Appreciation	$23,397	$—	$—	$23,397

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	39,027,683	$39,027,683	$361,921,204	$339,408,598	$—	$—	61,540,289	$61,540,289	$196,646

TOTAL		$39,027,683	$361,921,204	$339,408,598	$—	$—		$61,540,289	$196,646

See Notes to Schedules of Investments and Notes to Financial Statements.

52	State Street Institutional International Equity Fund

State Street Institutional Strategic Investment Fund

Portfolio Management Discussion and Analysis — September 30, 2017 (Unaudited)

Q.	How did the State Street Institutional Strategic Investment Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2017?

A.	For the twelve-month period ended September 30, 2017, the State Street Institutional Strategic Investment Fund returned 10.59% for the Investment Class shares and 10.41% for the Service Class shares. The Fund’s broad based benchmarks, the S&P 500 Index, the MSCI All Country World ex-US Index and the Bloomberg Barclays Capital U.S. Aggregate Bond Index returned 18.61%, 19.61% and 0.07%, respectively and the Fund’s Morningstar peer group of 821 U.S. Moderate Allocation funds returned an average 10.52% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	In the aggregate, returns have been strong across asset classes, driving strong absolute returns. Global growth has been well supported and has been nicely synchronized, providing a backdrop of good earnings and solid risk appetite. Meanwhile, growth has not been so strong as to push inflation higher, keeping central banks at bay with little, well-telegraphed action, from the Federal Reserve.

Q.	What were the drivers behind Fund performance?

A.	In the aggregate, returns have been strong across asset classes, driving strong absolute returns. An overweight allocation to equities and an underweight allocation to bonds have been positive contributors to returns. Overweight cash has acted as a drag on performance. Within the sub strategies, outperformance of fixed income has been a positive while underpeformance of international equities has been a drag. Finally, an allocation to high yield bonds has been a positive contributor.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund moved the U.S. equity allocation from actively managed to indexed earlier this year. Meanwhile, it was announced that the Fund will be liquidating and terminating in the fourth quarter of 2017.

State Street Institutional Strategic Investment Fund	53

State Street Institutional Strategic Investment Fund

Performance Summary — September 30, 2017 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek to maximize total return. The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The portfolio managers will allocate the Fund’s assets across various asset classes in order to diversify the Fund’s holdings and to adjust the asset class weightings based on market and economic conditions.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2017

	One Year	Five Year	Ten Year
Number of funds in peer group	821	664	458
Peer group average annual total return	10.52%	7.51%	5.07%
Morningstar Category in peer group: Moderate Allocation

Top Ten Largest Equity Holdings

as of September 30, 2017 (as a % of Fair Value) (a)(b)

Nestle S.A.	0.62%
Roche Holding AG	0.50%
ASML Holding N.V.	0.45%
Bayer AG	0.45%
BNP Paribas S.A.	0.45%
Anheuser-Busch InBev S.A.	0.42%
Mitsubishi UFJ Financial Group Inc.	0.41%
Nidec Corp.	0.41%
AIA Group Ltd.	0.40%
Valeo S.A.	0.37%

Sector Allocation as of September 30, 2017

Portfolio Composition as a % of Fair Value of $686,235 (in thousands) as of September 30, 2017 (a)(b)

Average Annual Total Return for the periods ended September 30, 2017

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Strategic Investment Fund	10.59%	7.53%	3.96%	$14,739
S&P 500 Index	18.61%	14.22%	7.44%	$20,488
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	4.27%	$15,196
MSCI All Country World Index ex U.S.	19.61%	6.97%	1.28%	$11,351

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Strategic Investment Fund	10.41%	7.26%	3.64%	$14,298
S&P 500 Index	18.61%	14.22%	7.44%	$20,488
Barclays U.S. Aggregate Bond Index	0.07%	2.06%	4.27%	$15,196
MSCI All Country World Index ex U.S.	19.61%	6.97%	1.28%	$11,351

54	State Street Institutional Strategic Investment Fund

State Street Institutional Strategic Investment Fund

Performance Summary, continued — September 30, 2017 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund — Class G Shares

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Includes investment in State Street Equity 500 Index II Portfolio.

(d)	Includes investment in Vanguard FTSE Emerging Markets ETF.

(e)	Includes investment in SPDR Bloomberg Barclays High Yield Bond ETF.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

State Street Institutional Strategic Investment Fund	55

State Street Institutional Strategic Investment Fund

Understanding Your Fund’s Expenses — September 30, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,064.90	$1,023.50
Expenses paid during the period*	$1.60	$1.57

Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,063.70	$1,022.30
Expenses paid during the period*	$2.90	$2.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.31% for Investment Class shares and 0.56% for Service Class shares (for the period April 1, 2017-September 30, 2017), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

56	State Street Institutional Strategic Investment Fund

State Street Institutional Strategic Investment Fund

Schedule of Investments — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Domestic Equity - 0.0%†
Preferred Stock - 0.0%*
Diversified Banks - 0.0%*
Wells Fargo & Co. 3.09% + 3 month USD LIBOR (Cost $143,500) (h)	5,740	156,587

Foreign Equity - 20.3%
Common Stock - 20.2%
Advertising - 0.1%
WPP PLC	53,116	986,993

Aerospace & Defense - 0.3%
Airbus SE (l)	19,148	1,820,221

Application Software - 0.3%
SAP SE	20,167	2,209,861

Asset Management & Custody Banks - 0.1%
Brookfield Asset Management Inc., Class A (l)	16,260	669,824

Auto Parts & Equipment - 0.4%
Superalloy Industrial Company Ltd.	10,967	32,864
Valeo S.A.	34,131	2,533,151

		2,566,015

Automobile Manufacturers - 0.3%
Mahindra & Mahindra Ltd.	14,019	269,187
Subaru Corp. (l)	44,800	1,615,849

		1,885,036

Biotechnology - 0.3%
Shire PLC	40,703	2,068,595

Brewers - 0.4%
Anheuser-Busch InBev S.A. (l)	23,911	2,863,505

Building Products - 0.7%
Assa Abloy AB, Class B (l)	108,225	2,466,183
Daikin Industries Ltd.	23,700	2,399,161

		4,865,344

Cable & Satellite - 0.3%
Cyfrowy Polsat S.A.	10,313	73,443
Naspers Ltd., Class N	9,416	2,036,269

		2,109,712

Commercial Printing - 0.0%*
Novus Holdings Ltd.	3,257	1,575

	Principal Amount ($) or Shares	Fair Value $
Construction & Engineering - 0.0%*
Hyundai Engineering & Construction Company Ltd.	1,114	37,300

Construction Machinery & Heavy Trucks - 0.7%
Iochpe-Maxion S.A.	4,620	31,388
KION Group AG	20,587	1,970,643
Komatsu Ltd.	88,300	2,510,978

		4,513,009

Construction Materials - 0.3%
Cemex SAB de C.V. ADR (a)	17,293	157,020
HeidelbergCement AG	18,792	1,932,116

		2,089,136

Diversified Banks - 2.6%
Banco Bilbao Vizcaya Argentaria S.A. (l)	176,698	1,579,434
Bank Negara Indonesia Persero Tbk PT	258,800	142,187
Barclays PLC (l)	630,226	1,634,857
BNP Paribas S.A. (l)	38,158	3,078,782
China Construction Bank Corp., Class H (l)	440,000	365,038
CTBC Financial Holding Company Ltd.	242,296	151,815
Grupo Financiero Banorte SAB de C.V., Class O	12,060	83,401
ICICI Bank Ltd. (l)	427,553	1,810,489
Industrial & Commercial Bank of China Ltd., Class H	416,203	309,060
ING Groep N.V.	115,170	2,124,001
Intesa Sanpaolo S.p.A.	685,942	2,426,273
Kasikornbank PCL	11,700	75,077
Malayan Banking Bhd	69,849	157,646
Metropolitan Bank & Trust Co.	54,164	92,229
Mitsubishi UFJ Financial Group Inc.	437,400	2,839,321
OTP Bank PLC	2,582	97,225
Sberbank of Russia PJSC ADR	24,698	351,576
Shinhan Financial Group Company Ltd.	4,920	216,070

		17,534,481

Diversified Chemicals - 0.0%*
Sasol Ltd.	3,856	105,949

Diversified Metals & Mining - 0.4%
BHP Billiton PLC (l)	133,352	2,351,794
Korea Zinc Company Ltd.	382	165,260

		2,517,054

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Strategic Investment Fund	57

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Diversified Real Estate Activities - 0.5%
Mitsubishi Estate Company Ltd.	79,788	1,386,801
Mitsui Fudosan Company Ltd.	83,099	1,801,284

		3,188,085

Diversified Support Services - 0.0%*
KEPCO Plant Service & Engineering Company Ltd.	2,012	72,814

Education Services - 0.0%*
New Oriental Education & Technology Group Inc. ADR	1,147	101,234

Electric Utilities - 0.3%
Power Grid Corporation of India Ltd.	553,582	1,788,209

Electrical Components & Equipment - 0.8%
Chicony Power Technology Company Ltd.	25,080	46,895
Nidec Corp.	22,700	2,786,958
Schneider Electric SE (a)	27,791	2,419,077

		5,252,930

Electronic Components - 0.3%
Largan Precision Company Ltd.	760	133,584
Murata Manufacturing Company Ltd.	13,299	1,954,119

		2,087,703

Electronic Equipment & Instruments - 0.6%
Hexagon AB, Class B	35,509	1,756,232
Keyence Corp.	3,700	1,963,977

		3,720,209

Food Retail - 0.0%*
Magnit PJSC GDR	2,824	115,643

Footwear - 0.0%*
ANTA Sports Products Ltd.	15,000	63,087

Healthcare Equipment - 0.3%
Smith & Nephew PLC	100,503	1,817,641

Healthcare Services - 0.2%
Fresenius SE & Company KGaA	16,053	1,295,238

Home Building - 0.3%
Sekisui House Ltd.	117,900	1,986,384

	Principal Amount ($) or Shares	Fair Value $
Hypermarkets & Super Centers - 0.0%*
Puregold Price Club Inc.	35,400	36,341

Industrial Machinery - 0.4%
FANUC Corp.	12,300	2,490,268

Integrated Oil & Gas - 0.7%
Cenovus Energy Inc.	86,795	868,193
China Petroleum & Chemical Corp., Class H (l)	133,725	100,156
Galp Energia SGPS S.A. (l)	81,102	1,437,702
Statoil ASA	115,948	2,320,329

		4,726,380

Internet & Direct Marketing Retail - 0.2%
Ctrip.com International Ltd. ADR (a)	2,785	146,881
Zalando SE (a)(b)	28,519	1,429,522

		1,576,403

Internet Software & Services - 0.5%
Alibaba Group Holding Ltd. ADR (a)	3,444	594,813
Baidu Inc. ADR (a)	599	148,366
MercadoLibre Inc.	428	110,822
NAVER Corp.	169	109,927
NetEase Inc. ADR	6,660	1,756,975
Tencent Holdings Ltd.	15,955	686,760
Yandex N.V., Class A (a)	4,836	159,346

		3,567,009

IT Consulting & Other Services - 0.0%*
HCL Technologies Ltd.	13,317	178,348

Leisure Products - 0.2%
Shimano Inc.	11,400	1,518,110

Life & Health Insurance - 0.8%
AIA Group Ltd. (l)	374,320	2,760,422
China Life Insurance Company Ltd., Class H (l)	11,000	32,744
Ping An Insurance Group Company of China Ltd., Class H	21,000	161,183
Prudential PLC	90,419	2,167,214

		5,121,563

Marine Ports & Services - 0.0%*
DP World Ltd.	2,261	50,782

Movies & Entertainment - 0.3%
Vivendi S.A.	90,386	2,288,819

See Notes to Schedules of Investments and Notes to Financial Statements.

58	State Street Institutional Strategic Investment Fund

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Multi-Line Insurance - 0.3%
AXA S.A. (l)	68,067	2,059,196

Oil & Gas Exploration & Production - 0.3%
Parex Resources Inc. (a)	17,943	215,922
Seven Generations Energy Ltd., Class A (a)	96,416	1,521,810

		1,737,732

Other Diversified Financial Services - 0.0%*
FirstRand Ltd.	17,650	68,012

Packaged Foods & Meats - 0.9%
Kerry Group PLC, Class A	19,373	1,861,764
Nestle S.A.	50,730	4,251,967

		6,113,731

Personal Products - 0.3%
Kao Corp.	35,200	2,070,128
LG Household & Health Care Ltd.	51	41,678

		2,111,806

Pharmaceuticals - 1.3%
Bayer AG (l)	22,591	3,079,325
CSPC Pharmaceutical Group Ltd. (l)	66,095	110,684
Roche Holding AG (l)	13,470	3,441,281
Sanofi	18,579	1,845,203
Sino Biopharmaceutical Ltd.	72,000	76,142

		8,552,635

Property & Casualty Insurance - 0.3%
PICC Property & Casualty Company Ltd., Class H	26,000	45,871
Suncorp Group Ltd.	87,572	896,709
Tokio Marine Holdings Inc.	25,900	1,012,853

		1,955,433

Real Estate Development - 0.0%*
Bumi Serpong Damai Tbk PT (l)	645,800	84,866

Restaurants - 0.0%*
Gourmet Master Company Ltd.	10,565	112,360

Security & Alarm Services - 0.3%
Secom Company Ltd.	24,300	1,770,609

Semiconductor Equipment - 0.5%
ASML Holding N.V. (l)	18,277	3,112,497

	Principal Amount ($) or Shares	Fair Value $
Semiconductors - 1.0%
Infineon Technologies AG	78,530	1,974,667
MediaTek Inc.	8,000	75,056
NXP Semiconductors N.V. (a)	16,776	1,897,198
Taiwan Semiconductor Manufacturing Company Ltd.	350,876	2,505,100

		6,452,021

Soft Drinks - 0.0%*
Coca-Cola Icecek AS (l)	7,503	78,572

Specialty Chemicals - 0.5%
Givaudan S.A. (l)	829	1,805,191
Wacker Chemie AG	10,217	1,465,126

		3,270,317

Technology Hardware, Storage & Peripherals - 0.2%
Samsung Electronics Company Ltd.	667	1,493,158

Thrifts & Mortgage Finance - 0.0%*
Housing Development Finance Corporation Ltd.	8,430	224,837

Wireless Telecommunication Services - 0.7%
America Movil SAB de C.V., Class L	46,395	41,287
China Mobile Ltd. (l)	15,290	154,942
SK Telecom Company Ltd.	129	28,721
SoftBank Group Corp.	30,600	2,469,421
Vodafone Group PLC	816,923	2,288,499

		4,982,870

Total Common Stock (Cost $109,750,810)		136,067,462

Preferred Stock - 0.1%
Diversified Banks - 0.1%
Itau Unibanco Holding S.A.	16,388	224,593

General Merchandise Stores - 0.0%*
Lojas Americanas S.A.	17,455	106,226

Hypermarkets & Super Centers - 0.0%*
Cia Brasileira de Distribuicao (a)	3,779	89,602

Integrated Oil & Gas - 0.0%*
Petroleo Brasileiro S.A. (a)	40,600	196,380

Total Preferred Stock (Cost $453,494)		616,801

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Strategic Investment Fund	59

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Warrant - 0.0%*
Construction Machinery & Heavy Trucks - 0.0%*
Iochpe Maxion S.A. (a)	143	491

Total Foreign Equity (Cost $110,204,304)		136,684,754

Bonds and Notes - 30.1%
U.S. Treasuries - 10.6%
U.S. Treasury Bonds
2.25%, 08/15/46	3,771,400	3,317,437
2.50%, 05/15/46	1,840,400	1,710,781
3.75%, 11/15/43	425,000	498,359
4.50%, 02/15/36	1,657,100	2,131,644
U.S. Treasury Notes
0.88%, 03/31/18 - 10/15/18 (l)	11,967,500	11,918,662
1.25%, 12/31/18 (l)	1,336,900	1,334,587
1.25%, 08/31/19	3,730,000	3,714,595
1.38%, 12/15/19 (l)	8,756,400	8,730,481
1.50%, 08/15/20	3,689,000	3,678,191
1.63%, 03/31/19 - 08/31/22	5,731,100	5,707,598
1.75%, 09/30/22	6,534,700	6,474,973
1.88%, 08/31/24	1,732,000	1,701,049
2.00%, 07/31/22 - 02/15/25	17,006,900	16,796,036
2.25%, 02/15/27 (l)	664,400	660,480
2.25%, 08/15/27	1,372,000	1,362,835
2.38%, 05/15/27	1,731,000	1,738,374

		71,476,082

Agency Mortgage Backed - 4.4%
Federal Home Loan Mortgage Corp.
4.50%, 06/01/33 - 02/01/35 (l)	3,616	3,896
5.00%, 07/01/35 - 06/01/41 (l)	482,333	525,567
5.50%, 05/01/20 - 04/01/39 (l)	95,540	105,819
6.00%, 05/01/20 - 11/01/37 (l)	127,223	142,255
6.50%, 06/01/29 (l)	839	930
7.00%, 08/01/23 - 08/01/36 (l)	112,974	118,723
7.50%, 09/01/33 (l)	421	441
8.00%, 04/01/30 - 11/01/30 (l)	524	589
9.00%, 06/01/21 (l)	18	19
Federal National Mortgage Assoc.
3.00%, 02/01/43 - 05/01/43 (l)	2,189,446	2,208,666
3.50%, 11/01/42 - 08/01/45 (l)	4,031,049	4,164,010
4.00%, 05/01/19 - 12/01/41 (l)	1,039,921	1,100,779
4.50%, 05/01/18 - 01/01/41 (l)	3,423,792	3,689,201
5.00%, 07/01/20 - 06/01/41 (l)	737,924	807,064
5.50%, 06/01/20 - 01/01/39 (l)	677,155	752,262
6.00%, 02/01/20 - 05/01/41 (l)	947,914	1,055,626
6.50%, 10/01/18 - 08/01/34 (l)	83,511	93,004
7.00%, 05/01/33 - 12/01/33 (l)	464	474
7.50%, 12/01/23 - 12/01/33 (l)	4,142	4,506
8.00%, 11/01/25 - 09/01/30 (l)	544	594

	Principal Amount ($) or Shares	Fair Value $
9.00%, 12/01/22 (l)	274	293
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR 3.35%, 04/01/37 (h)(l)	677	696
Federal National Mortgage Assoc. TBA
2.50%, TBA (c)	3,322,438	3,344,499
3.00%, TBA (c)	5,855,471	5,921,394
3.50%, TBA (c)	1,804,189	1,859,884
Government National Mortgage Assoc.
3.50%, 05/20/43 (l)	1,191,453	1,243,339
4.00%, 01/20/41 - 04/20/43 (l)	1,345,836	1,430,220
4.50%, 08/15/33 - 03/20/41 (l)	627,468	674,100
5.00%, 08/15/33 (l)	9,081	9,966
6.00%, 06/15/33 - 12/15/34 (l)	40,344	46,387
6.50%, 04/15/28 - 06/15/34 (l)	11,189	12,349
7.00%, 04/15/28 - 10/15/36 (l)	6,336	6,886
8.00%, 06/15/30 (l)	31	31
9.00%, 12/15/21 (l)	95	102
5.00%, TBA (c)	75,000	81,843

		29,406,414

Agency Collateralized Mortgage Obligations - 0.3%
Federal Home Loan Mortgage Corp. 0.08%, 09/25/43 (g)(h)	68,069	143
Federal Home Loan Mortgage Corp. REMIC 3.50%, 11/15/24 - 11/15/30 (g)	331,032	24,344
5.50%, 06/15/33 (g)	2,762	558
7.50%, 07/15/27 (g)	1,211	188
Federal Home Loan Mortgage Corp. REMIC 6.00% - 1 month USD LIBOR 4.77%, 08/15/43 (g)(h)	1,196,899	237,128
Federal Home Loan Mortgage Corp. REMIC 6.10% - 1 month USD LIBOR 4.87%, 06/15/41 - 08/15/46 (g)(h)	3,546,466	543,812
Federal Home Loan Mortgage Corp. REMIC 6.20% - 1 month USD LIBOR 4.97%, 10/15/42 (g)(h)	905,879	168,157
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR 5.37%, 08/15/25 (g)(h)	140,683	11,580
Federal Home Loan Mortgage Corp. STRIPS 1.47%, 08/01/27 (d)(f)	106	98
8.00%, 02/01/23 - 07/01/24 (g)	388	63

See Notes to Schedules of Investments and Notes to Financial Statements.

60	State Street Institutional Strategic Investment Fund

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Federal Home Loan Mortgage Corp. STRIPS 5.95% - 1 month USD LIBOR 4.72%, 08/15/43 (g)(h)	1,358,111	272,906
Federal National Mortgage Assoc. REMIC 0.51%, 12/25/22 (d)(f)	77	76
1.20%, 12/25/42 (g)(h)	27,114	1,108
5.00%, 02/25/40 - 09/25/40 (g)	145,732	16,460
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR 4.76%, 07/25/38 - 08/25/42 (g)(h)	2,223,025	426,697
Federal National Mortgage Assoc. REMIC 6.60% - 1 month USD LIBOR 5.36%, 10/25/43 (g)(h)	837,288	193,025
Federal National Mortgage Assoc. STRIPS 4.50%, 08/25/35 - 01/25/36 (g)	41,198	7,305
5.00%, 03/25/38 - 05/25/38 (g)	22,904	4,348
5.50%, 12/25/33 (g)	5,142	1,161
6.00%, 01/25/35 (g)	24,148	4,812
7.50%, 11/25/23 (g)	2,121	323
8.00%, 08/25/23 - 07/25/24 (g)	774	150
8.50%, 07/25/22 (g)	59	7
8.50%, 07/25/22 (g)**	2	—
9.00%, 05/25/22 (g)	70	8
Government National Mortgage Assoc. REMIC 4.50%, 02/20/38 - 08/16/39 (g)	121,261	7,578
5.00%, 01/20/38 - 09/20/38 (g)	35,753	1,139
Government National Mortgage Assoc. REMIC 6.80% - 1 month USD LIBOR 5.57%, 01/16/40 (g)(h)	249,550	45,537

		1,968,711

Asset Backed - 0.7%
BA Credit Card Trust 2017-A2 1.84%, 01/17/23	1,156,000	1,150,474
Citibank Credit Card Issuance Trust 2014-A6 2.15%, 07/15/21	675,000	679,373
Citibank Credit Card Issuance Trust 2016-A1 1.75%, 11/19/21	1,520,000	1,516,974
Citibank Credit Card Issuance Trust 2017-A8 1.86%, 08/08/22	1,443,000	1,439,370

		4,786,191

	Principal Amount ($) or Shares	Fair Value $
Corporate Notes - 12.2%
21st Century Fox America Inc. 3.38%, 11/15/26	31,000	31,008
4.75%, 11/15/46	32,000	34,239
6.65%, 11/15/37	119,000	156,734
Abbott Laboratories 2.90%, 11/30/21	247,000	251,066
3.75%, 11/30/26	174,000	178,588
4.90%, 11/30/46	82,000	91,518
AbbVie Inc. 2.00%, 11/06/18	157,000	157,502
3.20%, 05/14/26	174,000	173,943
4.45%, 05/14/46	62,000	65,521
4.70%, 05/14/45	53,000	57,820
ACCO Brands Corp. 5.25%, 12/15/24 (b)	143,000	148,363
AES Corp. 4.88%, 05/15/23	184,000	189,520
Aetna Inc. 3.50%, 11/15/24	170,000	176,853
Aflac Inc. 4.00%, 10/15/46	72,000	71,795
Agrium Inc. 4.90%, 06/01/43	58,000	63,265
Alexandria Real Estate Equities Inc. 3.95%, 01/15/28	109,000	110,710
Alimentation Couche-Tard Inc. 2.70%, 07/26/22 (b)	126,000	126,452
3.55%, 07/26/27 (b)	126,000	127,079
4.50%, 07/26/47 (b)	51,000	52,713
Allergan Funding SCS 3.00%, 03/12/20	125,000	127,565
3.45%, 03/15/22	137,000	142,035
3.80%, 03/15/25	92,000	95,486
4.55%, 03/15/35	51,000	54,458
4.75%, 03/15/45	9,000	9,766
Altria Group Inc. 2.95%, 05/02/23	105,000	106,671
3.88%, 09/16/46	5,000	4,867
4.50%, 05/02/43	48,000	51,376
Amazon.com Inc. 2.80%, 08/22/24 (b)	93,000	93,388
3.15%, 08/22/27 (b)	97,000	97,669
3.88%, 08/22/37 (b)	105,000	106,874
4.05%, 08/22/47 (b)	68,000	69,260
4.25%, 08/22/57 (b)	115,000	117,976
AMC Networks Inc. 4.75%, 08/01/25	10,000	10,088
America Movil SAB de C.V. 3.13%, 07/16/22	200,000	204,972

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Strategic Investment Fund	61

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

American Axle & Manufacturing Inc. 6.25%, 04/01/25 (b)	140,000	142,800
6.50%, 04/01/27 (b)	70,000	70,613
6.63%, 10/15/22	53,000	54,723
American Campus Communities Operating Partnership LP 3.35%, 10/01/20	103,000	105,478
4.13%, 07/01/24	84,000	87,946
American Electric Power Company Inc. 2.95%, 12/15/22	270,000	274,714
American Express Co. 3.63%, 12/05/24	129,000	133,194
American International Group Inc. 3.75%, 07/10/25	164,000	169,346
4.50%, 07/16/44	88,000	91,851
4.80%, 07/10/45	91,000	99,292
American Tower Corp. (REIT) 3.38%, 10/15/26	62,000	61,230
3.40%, 02/15/19	355,000	361,443
American Water Capital Corp. 2.95%, 09/01/27	145,000	144,407
AmeriGas Partners LP/AmeriGas Finance Corp. 5.88%, 08/20/26	108,000	112,914
Amgen Inc. 2.20%, 05/22/19	211,000	211,886
2.60%, 08/19/26	67,000	64,173
2.65%, 05/11/22	174,000	175,423
4.56%, 06/15/48	94,000	101,862
Amkor Technology Inc. 6.63%, 06/01/21	184,000	187,450
Anadarko Petroleum Corp. 4.85%, 03/15/21	14,000	14,879
6.20%, 03/15/40	82,000	95,290
6.60%, 03/15/46	17,000	20,947
Andeavor 4.75%, 12/15/23 (b)	217,000	234,167
Anglo American Capital PLC 4.75%, 04/10/27 (b)	200,000	208,528
Anheuser-Busch InBev Finance Inc. 2.65%, 02/01/21	91,000	92,460
3.65%, 02/01/26	380,000	393,095
4.70%, 02/01/36	75,000	83,156
4.90%, 02/01/46	186,000	211,309
Anheuser-Busch InBev Worldwide Inc. 2.50%, 07/15/22	188,000	189,470
Anthem Inc. 3.30%, 01/15/23	149,000	153,348

	Principal Amount ($) or Shares	Fair Value $
Apache Corp. 5.10%, 09/01/40	80,000	83,939
Apple Inc. 2.50%, 02/09/22	84,000	85,113
2.85%, 05/11/24	174,000	176,078
3.35%, 02/09/27	63,000	64,799
3.45%, 02/09/45	53,000	50,285
3.85%, 08/04/46	257,000	259,424
4.25%, 02/09/47	29,000	31,181
4.65%, 02/23/46	30,000	33,983
Applied Materials Inc. 3.30%, 04/01/27	80,000	81,402
4.35%, 04/01/47	53,000	56,981
Aramark Services Inc. 5.13%, 01/15/24	179,000	190,026
Archer-Daniels-Midland Co. 2.50%, 08/11/26	112,000	107,322
Arconic Inc. 6.15%, 08/15/20	60,000	65,475
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 4.25%, 09/15/22 (b)	200,000	205,260
Ascension Health 4.85%, 11/15/53	41,000	47,231
AstraZeneca PLC 2.38%, 11/16/20	54,000	54,245
3.13%, 06/12/27	63,000	62,259
3.38%, 11/16/25	86,000	87,549
AT&T Inc. 2.45%, 06/30/20	115,000	115,838
2.85%, 02/14/23	285,000	283,395
3.00%, 06/30/22	151,000	152,496
3.40%, 08/14/24	84,000	84,184
3.90%, 08/14/27	235,000	235,390
4.45%, 04/01/24	114,000	121,141
4.50%, 05/15/35	136,000	134,186
4.80%, 06/15/44	109,000	105,953
4.90%, 08/14/37	95,000	96,038
5.15%, 02/14/50	213,000	214,510
5.25%, 03/01/37	116,000	122,230
5.30%, 08/14/58	86,000	86,998
5.45%, 03/01/47	146,000	154,220
Bank of America Corp. 3.25%, 10/21/27	357,000	349,507
3.88%, 08/01/25	178,000	186,645
3.95%, 04/21/25	157,000	161,708
4.25%, 10/22/26	66,000	69,061
Bank of America Corp. (2.37% fixed rate until 07/21/20; 0.66% + 3 month USD LIBOR thereafter) 2.37%, 07/21/21 (h)	144,000	144,009

See Notes to Schedules of Investments and Notes to Financial Statements.

62	State Street Institutional Strategic Investment Fund

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Bank of America Corp. (3.12% fixed rate until 01/20/22; 1.16% + 3 month USD LIBOR thereafter) 3.12%, 01/20/23 (h)	198,000	201,560
Bank of America Corp. (4.24% fixed rate until 04/24/37; 1.81% + 3 month USD LIBOR thereafter) 4.24%, 04/24/38 (h)	204,000	215,091
Bank of America Corp. (4.44% fixed rate until 01/20/47; 1.99% + 3 month USD LIBOR thereafter) 4.44%, 01/20/48 (h)	88,000	95,211
Bank of America Corp. (8.00% fixed rate until 01/30/18; 3.63% + 3 month USD LIBOR thereafter) 8.00%, 12/31/49 (h)	309,000	313,400
Barclays PLC 4.34%, 01/10/28	200,000	206,860
4.84%, 05/09/28	200,000	207,268
Barrick North America Finance LLC 5.70%, 05/30/41	30,000	35,760
BAT Capital Corp. 2.30%, 08/14/20 (b)	145,000	145,631
2.76%, 08/15/22 (b)	144,000	144,831
3.56%, 08/15/27 (b)	143,000	144,204
4.39%, 08/15/37 (b)	68,000	69,725
4.54%, 08/15/47 (b)	97,000	99,530
Baxalta Inc. 2.88%, 06/23/20	132,000	134,063
Becton Dickinson and Co. 2.89%, 06/06/22	126,000	126,479
3.70%, 06/06/27	214,000	216,442
3.73%, 12/15/24	9,000	9,236
4.67%, 06/06/47	37,000	38,742
4.69%, 12/15/44	5,000	5,260
Berkshire Hathaway Energy Co. 6.13%, 04/01/36	364,000	468,184
Berry Global Inc. 5.13%, 07/15/23	220,000	230,186
BHP Billiton Finance USA Ltd. 5.00%, 09/30/43	51,000	60,105
Biogen Inc. 2.90%, 09/15/20	50,000	51,195
Boardwalk Pipelines LP 4.45%, 07/15/27	29,000	29,578
BP Capital Markets PLC 1.38%, 05/10/18	200,000	199,875
3.22%, 11/28/23	135,000	138,171
3.28%, 09/19/27	201,000	200,950

	Principal Amount ($) or Shares	Fair Value $
Brighthouse Financial Inc. 3.70%, 06/22/27 (b)	23,000	22,580
4.70%, 06/22/47 (b)	13,000	12,740
Brixmor Operating Partnership LP 3.90%, 03/15/27	365,000	361,474
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.00%, 01/15/22 (b)	80,000	81,376
3.63%, 01/15/24 (b)	75,000	77,185
3.88%, 01/15/27 (b)	51,000	52,525
Buckeye Partners LP 3.95%, 12/01/26	82,000	81,246
5.60%, 10/15/44	38,000	39,355
Bunge Limited Finance Corp. 3.75%, 09/25/27	144,000	143,863
Burlington Northern Santa Fe LLC 3.65%, 09/01/25	88,000	92,881
CalAtlantic Group Inc. 5.25%, 06/01/26	215,000	222,525
Calpine Corp. 5.88%, 01/15/24 (b)	289,000	298,768
Canadian Natural Resources Ltd. 3.85%, 06/01/27	76,000	76,724
4.95%, 06/01/47	51,000	53,849
Capital One Financial Corp. 4.20%, 10/29/25	149,000	153,027
Cardinal Health Inc. 2.62%, 06/15/22	62,000	61,876
3.08%, 06/15/24	76,000	76,489
3.41%, 06/15/27	62,000	62,147
4.37%, 06/15/47	31,000	31,919
Carlson Travel Inc. 6.75%, 12/15/23 (b)	209,000	207,432
Caterpillar Inc. 4.30%, 05/15/44	82,000	89,592
Catholic Health Initiatives 2.60%, 08/01/18	105,000	105,751
4.35%, 11/01/42	82,000	76,914
CBL & Associates LP 5.95%, 12/15/26	21,000	21,260
CBS Corp. 2.90%, 01/15/27	77,000	72,941
CCO Holdings LLC/CCO Holdings Capital Corp. 5.88%, 04/01/24 (b)	215,000	228,179
Celgene Corp. 5.00%, 08/15/45	76,000	86,813
Cenovus Energy Inc. 5.40%, 06/15/47 (b)	25,000	24,875
CenterPoint Energy Inc. 2.50%, 09/01/22	145,000	144,738
CenturyLink Inc. 5.80%, 03/15/22	269,000	268,327

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Strategic Investment Fund	63

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13%, 12/15/21 (b)	347,000	353,940
CF Industries Inc. 7.13%, 05/01/20	122,000	135,274
Charter Communications Operating LLC/Charter Communications Operating Capital 3.58%, 07/23/20	173,000	177,638
4.91%, 07/23/25	250,000	267,493
5.38%, 05/01/47 (b)	57,000	59,159
6.38%, 10/23/35	25,000	29,142
6.48%, 10/23/45	50,000	58,630
Chevron Corp. 3.19%, 06/24/23	124,000	128,676
Church & Dwight Company Inc. 2.45%, 08/01/22	77,000	76,716
3.15%, 08/01/27	127,000	125,688
Cigna Corp. 3.25%, 04/15/25	126,000	127,549
3.88%, 10/15/47	86,000	85,997
Cimarex Energy Co. 3.90%, 05/15/27	86,000	87,550
Cisco Systems Inc. 2.50%, 09/20/26	133,000	129,013
Citigroup Inc. 1.75%, 05/01/18	317,000	317,094
2.05%, 12/07/18	240,000	240,427
2.90%, 12/08/21	144,000	145,742
4.45%, 09/29/27	9,000	9,498
4.65%, 07/30/45	44,000	48,651
Citigroup Inc. (2.88% fixed rate until 07/24/22; 0.95% + 3 month USD LIBOR thereafter) 2.88%, 07/24/23 (h)	285,000	285,302
Citigroup Inc. (3.67% fixed rate until 07/24/27; 1.39% + 3 month USD LIBOR thereafter) 3.67%, 07/24/28 (h)	143,000	144,411
Citigroup Inc. (4.28% fixed rate until 04/24/47; 1.84% + 3 month USD LIBOR thereafter) 4.28%, 04/24/48 (h)	202,000	211,936
CMS Energy Corp. 4.88%, 03/01/44	171,000	190,925
CNA Financial Corp. 3.45%, 08/15/27	87,000	85,961
5.88%, 08/15/20	167,000	182,244
CNH Industrial N.V. 4.50%, 08/15/23	215,000	227,685
CNOOC Nexen Finance 2014 ULC 4.25%, 04/30/24	349,000	370,980

	Principal Amount ($) or Shares	Fair Value $
Columbia Pipeline Group Inc. 3.30%, 06/01/20	87,000	88,964
Comcast Corp. 3.38%, 08/15/25	45,000	46,315
4.20%, 08/15/34	127,000	134,338
4.60%, 08/15/45	76,000	83,573
Concho Resources Inc. 3.75%, 10/01/27	44,000	44,286
4.88%, 10/01/47	57,000	59,597
ConocoPhillips Co. 3.35%, 11/15/24	235,000	241,763
5.95%, 03/15/46	26,000	33,703
Consolidated Edison Company of New York Inc. 2.90%, 12/01/26	155,000	152,548
Constellation Brands Inc. 2.70%, 05/09/22	126,000	126,218
3.50%, 05/09/27	79,000	79,781
4.50%, 05/09/47	37,000	39,007
Continental Resources Inc. 5.00%, 09/15/22	61,000	61,994
Corporation Andina de Fomento 2.20%, 07/18/20	143,000	143,182
Costco Wholesale Corp. 3.00%, 05/18/27	126,000	126,014
Credit Agricole S.A. 3.25%, 10/04/24 (b)(c)	250,000	249,955
Credit Suisse AG 1.70%, 04/27/18	314,000	314,247
Credit Suisse Group Funding Guernsey Ltd.
3.13%, 12/10/20	250,000	254,995
3.80%, 06/09/23	385,000	398,340
CSX Corp. 4.50%, 08/01/54	78,000	80,218
CVS Health Corp. 3.88%, 07/20/25	86,000	89,675
5.13%, 07/20/45	173,000	198,808
Daimler Finance North America LLC 2.38%, 08/01/18 (b)	374,000	376,044
Dana Financing Luxembourg Sarl 6.50%, 06/01/26 (b)	215,000	232,200
Danaher Corp. 4.38%, 09/15/45	28,000	30,463
Dell International LLC/EMC Corp. 3.48%, 06/01/19 (b)	181,000	184,530
4.42%, 06/15/21 (b)	135,000	141,626
6.02%, 06/15/26 (b)	66,000	73,218
8.35%, 07/15/46 (b)	56,000	71,770
Delphi Automotive PLC 4.40%, 10/01/46	72,000	72,575

See Notes to Schedules of Investments and Notes to Financial Statements.

64	State Street Institutional Strategic Investment Fund

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Deutsche Bank AG 2.70%, 07/13/20	285,000	286,345
Deutsche Telekom International Finance BV 2.49%, 09/19/23 (b)	213,000	208,641
Devon Energy Corp. 5.00%, 06/15/45	58,000	61,105
5.85%, 12/15/25	54,000	62,316
Diageo Investment Corp. 2.88%, 05/11/22	90,000	92,239
Discover Bank 3.10%, 06/04/20	250,000	255,333
Discovery Communications LLC 2.20%, 09/20/19	140,000	140,508
3.95%, 03/20/28	145,000	144,696
5.00%, 09/20/37	55,000	56,160
5.20%, 09/20/47	55,000	55,930
Dollar General Corp. 1.88%, 04/15/18	247,000	247,257
Dominion Energy Inc. 2.58%, 07/01/20	119,000	119,715
3.63%, 12/01/24	111,000	114,750
DTE Energy Co. 2.85%, 10/01/26	224,000	214,312
Duke Energy Corp. 3.75%, 09/01/46	85,000	81,818
Duke Energy Progress LLC 4.15%, 12/01/44	100,000	106,287
Duquesne Light Holdings Inc. 3.62%, 08/01/27 (b)	145,000	144,237
Eastman Chemical Co. 3.60%, 08/15/22	56,000	58,224
Eaton Corp. 3.10%, 09/15/27	144,000	142,440
Ecopetrol S.A. 5.88%, 05/28/45	145,000	142,245
EI du Pont de Nemours & Co. 0.53% + 3 month USD LIBOR 1.84%, 05/01/20 (h)	124,000	125,046
Electricite de France S.A. 2.15%, 01/22/19 (b)	368,000	369,433
Eli Lilly & Co. 3.10%, 05/15/27	60,000	60,625
3.70%, 03/01/45	24,000	24,101
3.95%, 05/15/47	37,000	38,783
Embraer Netherlands Finance BV 5.40%, 02/01/27	65,000	70,272
EMC Corp. 2.65%, 06/01/20	304,000	300,200
Emera US Finance LP 3.55%, 06/15/26	132,000	132,863
4.75%, 06/15/46	39,000	41,941

	Principal Amount ($) or Shares	Fair Value $
Enbridge Energy Partners LP 5.50%, 09/15/40	23,000	24,233
Enbridge Inc. (5.50% fixed rate until 07/15/27; 3.42% + 3 month USD LIBOR until 07/15/47; 4.17% + 3 month USD LIBOR thereafter) 5.50%, 07/15/77 (h)	127,000	128,694
Encana Corp. 3.90%, 11/15/21	135,000	138,544
Endo Dac/Endo Finance LLC/Endo Finco Inc. 5.88%, 10/15/24 (b)	210,000	220,248
Enel Finance International N.V. 3.63%, 05/25/27 (b)	238,000	238,484
4.75%, 05/25/47 (b)	200,000	211,681
Energy Transfer Equity LP 5.88%, 01/15/24	571,000	613,825
Energy Transfer LP 5.30%, 04/15/47	62,000	62,095
6.50%, 02/01/42	91,000	103,162
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23	107,000	112,042
EnLink Midstream Partners LP (6.00% fixed rate until 12/15/22; 4.11% + 3 month USD LIBOR thereafter) 6.00%, 12/31/99 (h)	184,000	184,182
Entergy Louisiana LLC 3.05%, 06/01/31	109,000	105,168
Enterprise Products Operating LLC 3.95%, 02/15/27	166,000	174,237
EOG Resources Inc. 4.15%, 01/15/26 (l)	134,000	142,150
EQT Corp. 3.00%, 10/01/22 (c)	145,000	145,532
3.90%, 10/01/27 (c)	145,000	145,087
ERP Operating LP 4.50%, 07/01/44 (l)	56,000	59,905
Exelon Corp. 3.50%, 06/01/22 (l)	235,000	241,860
4.45%, 04/15/46 (l)	160,000	167,469
Express Scripts Holding Co. 3.40%, 03/01/27 (l)	135,000	133,518
4.80%, 07/15/46 (l)	41,000	43,377
Exxon Mobil Corp. 2.22%, 03/01/21 (l)	84,000	84,592
3.04%, 03/01/26 (l)	66,000	67,185
FedEx Corp. 4.10%, 02/01/45 (l)	2,000	1,976

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Strategic Investment Fund	65

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Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

FirstEnergy Corp. 3.90%, 07/15/27	102,000	103,897
4.85%, 07/15/47	35,000	36,733
Florida Power & Light Co. 4.13%, 02/01/42 (l)	58,000	62,300
Ford Motor Co. 4.35%, 12/08/26 (l)	204,000	212,085
Ford Motor Credit Company LLC 3.22%, 01/09/22 (l)	360,000	365,004
Freeport-McMoRan Inc. 3.10%, 03/15/20	182,000	182,364
Frontier Communications Corp. 7.13%, 03/15/19 (l)	295,000	292,050
11.00%, 09/15/25 (l)	175,000	148,750
General Dynamics Corp. 2.13%, 08/15/26 (l)	59,000	55,438
General Motors Co. 5.20%, 04/01/45 (l)	25,000	25,262
General Motors Financial Company Inc. 3.15%, 01/15/20 (l)	160,000	162,965
5.25%, 03/01/26 (l)	194,000	211,285
Georgia-Pacific LLC 3.60%, 03/01/25 (b)(l)	9,000	9,300
Gilead Sciences Inc. 1.95%, 03/01/22 (l)	81,000	79,759
2.95%, 03/01/27	76,000	75,251
3.65%, 03/01/26 (l)	98,000	102,293
4.15%, 03/01/47 (l)	82,000	84,169
4.80%, 04/01/44 (l)	48,000	53,849
Glencore Finance Canada Ltd. 5.55%, 10/25/42 (b)	40,000	44,244
Glencore Funding LLC 4.00%, 03/27/27 (b)(l)	144,000	144,872
Grupo Televisa SAB 5.00%, 05/13/45 (l)	200,000	200,378
H&E Equipment Services Inc. 5.63%, 09/01/25 (b)	15,000	15,788
Halliburton Co. 3.80%, 11/15/25 (l)	125,000	128,524
5.00%, 11/15/45 (l)	75,000	82,185
HCA Inc. 4.75%, 05/01/23 (l)	429,000	452,080
Hess Corp. 4.30%, 04/01/27 (l)	69,000	68,636
5.60%, 02/15/41 (l)	55,000	54,900
5.80%, 04/01/47 (l)	41,000	42,116
Hewlett Packard Enterprise Co. 6.35%, 10/15/45 (l)	41,000	43,444
Honeywell International Inc. 2.50%, 11/01/26 (l)	213,000	204,073
HSBC Holdings PLC 2.95%, 05/25/21	200,000	203,732

	Principal Amount ($) or Shares	Fair Value $
4.25%, 03/14/24 (l)	200,000	209,072
HSBC Holdings PLC (3.26% fixed rate until 03/13/22; 1.06% + 3 month USD LIBOR thereafter) 3.26%, 03/13/23 (h)(l)	355,000	362,476
HSBC Holdings PLC (6.00% fixed rate until 05/22/27; 3.75% + USD 5 year Mid-Market Swap Rate thereafter) 6.00%, 12/31/99 (h)	220,000	230,098
Hyundai Capital America 2.13%, 10/02/17 (b)(l)	118,000	118,000
3.10%, 04/05/22 (b)(l)	69,000	68,656
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.00%, 08/01/20	182,000	187,824
ING Bank N.V. 2.70%, 08/17/20 (b)(l)	200,000	202,833
Ingersoll-Rand Luxembourg Finance S.A. 3.55%, 11/01/24 (l)	160,000	165,720
Intel Corp. 2.45%, 07/29/20 (l)	125,000	127,281
2.60%, 05/19/26 (l)	80,000	78,115
2.88%, 05/11/24 (l)	122,000	123,464
International Business Machines Corp. 3.30%, 01/27/27 (l)	101,000	102,608
3.63%, 02/12/24 (l)	177,000	185,616
International Flavors & Fragrances Inc. 4.38%, 06/01/47	37,000	38,020
International Paper Co. 4.40%, 08/15/47	125,000	126,328
Interstate Power & Light Co. 3.40%, 08/15/25	335,000	339,558
Intesa Sanpaolo S.p.A. 3.88%, 07/14/27 (b)	200,000	200,756
IPALCO Enterprises Inc. 3.70%, 09/01/24 (b)	15,000	15,130
j2 Cloud Services LLC/j2 Global Co-Obligor Inc. 6.00%, 07/15/25 (b)	17,000	17,745
JB Poindexter & Company Inc. 9.00%, 04/01/22 (b)	83,000	86,735
JBS USA LUX S.A./JBS USA Finance Inc. 5.75%, 06/15/25 (b)	94,000	92,859
Jefferies Group LLC 5.13%, 01/20/23	273,000	298,143
6.50%, 01/20/43	90,000	103,162
Johnson & Johnson 3.63%, 03/03/37	94,000	98,021

See Notes to Schedules of Investments and Notes to Financial Statements.

66	State Street Institutional Strategic Investment Fund

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Johnson Controls International PLC 4.50%, 02/15/47	51,000	54,100
JPMorgan Chase & Co. 2.30%, 08/15/21	80,000	79,890
2.55%, 10/29/20	128,000	129,434
3.30%, 04/01/26	229,000	229,747
3.63%, 12/01/27	81,000	81,182
JPMorgan Chase & Co. (3.22% fixed rate until 03/01/24; 1.16% + 3 month USD LIBOR thereafter) 3.22%, 03/01/25 (h)	138,000	140,193
JPMorgan Chase & Co. (3.78% fixed rate until 02/01/27; 1.34% + 3 month USD LIBOR thereafter) 3.78%, 02/01/28 (h)	94,000	96,709
JPMorgan Chase & Co. (3.88% fixed rate until 07/24/17; 1.36% + 3 month USD LIBOR thereafter) 3.88%, 07/24/38 (h)	183,000	183,988
JPMorgan Chase & Co. (3.54% fixed rate until 05/01/27; 1.38% + 3 month USD LIBOR thereafter) 3.54%, 05/01/28 (h)	219,000	221,475
JPMorgan Chase & Co. (4.03% fixed rate until 07/24/47; 1.46% + 3 month USD LIBOR thereafter) 4.03%, 07/24/48 (h)	147,000	148,588
JPMorgan Chase & Co. (5.00% fixed rate until 07/01/19; 3.32% + 3 month USD LIBOR thereafter) 5.00%, 12/29/49 (h)	105,000	106,785
JPMorgan Chase & Co. (6.10% fixed rate until 10/01/24; 3.33% + 3 month USD LIBOR thereafter) 6.10%, 10/29/49 (h)	312,000	344,367
JPMorgan Chase & Co. (7.90% fixed rate until 04/30/18; 3.47% + 3 month USD LIBOR thereafter) 7.90%, 12/29/49 (h)	144,000	148,111
KB Home 7.00%, 12/15/21	201,000	224,743
Kinder Morgan Energy Partners LP 3.50%, 09/01/23	56,000	56,670
6.38%, 03/01/41	54,000	62,237

	Principal Amount ($) or Shares	Fair Value $
Kinder Morgan Inc. 3.05%, 12/01/19	50,000	50,893
5.05%, 02/15/46	54,000	55,464
5.55%, 06/01/45	75,000	80,814
Kraft Heinz Foods Co. 3.00%, 06/01/26	102,000	97,940
4.38%, 06/01/46	103,000	101,269
L Brands Inc. 5.63%, 02/15/22	130,000	138,762
Lee Enterprises Inc. 9.50%, 03/15/22 (b)	300,000	311,062
Lennar Corp. 4.50%, 11/15/19	149,000	154,122
4.75%, 05/30/25	150,000	156,656
Levi Strauss & Co. 5.00%, 05/01/25	222,000	234,210
Lincoln National Corp. 3.63%, 12/12/26	169,000	171,111
Lithia Motors Inc. 5.25%, 08/01/25 (b)	37,000	38,388
Lloyds Banking Group PLC 3.75%, 01/11/27	400,000	407,264
Lockheed Martin Corp. 3.55%, 01/15/26	114,000	117,793
3.80%, 03/01/45	54,000	52,728
4.70%, 05/15/46	57,000	63,807
Lowe’s Companies Inc. 3.70%, 04/15/46	153,000	148,454
LYB International Finance BV 4.88%, 03/15/44	41,000	44,875
LYB International Finance II BV 3.50%, 03/02/27	138,000	137,536
Macy’s Retail Holdings Inc. 4.30%, 02/15/43	29,000	23,387
Marathon Oil Corp. 3.85%, 06/01/25	68,000	67,976
Marathon Petroleum Corp. 3.63%, 09/15/24	118,000	120,217
Marsh & McLennan Companies Inc. 3.50%, 03/10/25	136,000	140,265
Masco Corp. 4.38%, 04/01/26	27,000	28,637
McDonald’s Corp. 3.70%, 01/30/26	93,000	96,931
4.88%, 12/09/45	54,000	60,718
Medtronic Inc. 3.50%, 03/15/25	105,000	109,490
4.63%, 03/15/45	82,000	93,379
Memorial Sloan-Kettering Cancer Center 4.13%, 07/01/52	79,000	81,241

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Strategic Investment Fund	67

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Merck & Company Inc. 2.75%, 02/10/25	234,000	234,711
MetLife Inc. 4.72%, 12/15/44	89,000	99,114
Mexichem SAB de C.V. 4.00%, 10/04/27 (b)(c)	200,000	198,996
5.50%, 01/15/48 (b)(c)	200,000	197,256
MGM Resorts International 5.25%, 03/31/20	222,000	235,054
6.63%, 12/15/21	370,000	416,805
Microsoft Corp. 1.55%, 08/08/21	132,000	129,583
2.40%, 08/08/26	153,000	147,949
3.45%, 08/08/36	82,000	82,544
3.70%, 08/08/46	82,000	82,741
4.00%, 02/12/55	119,000	123,302
4.10%, 02/06/37	41,000	44,653
4.25%, 02/06/47	84,000	92,815
Mizuho Bank Ltd. 2.45%, 04/16/19 (b)	420,000	422,768
Mizuho Financial Group Inc. 2.63%, 04/12/21 (b)	362,000	361,702
Molina Healthcare Inc. 4.88%, 06/15/25 (b)	120,000	118,200
Molson Coors Brewing Co. 2.10%, 07/15/21	174,000	171,679
3.00%, 07/15/26	126,000	122,728
4.20%, 07/15/46	57,000	57,145
Monsanto Co. 4.70%, 07/15/64	32,000	32,105
Morgan Stanley 2.45%, 02/01/19 (l)	130,000	130,881
2.63%, 11/17/21 (l)	229,000	229,696
2.65%, 01/27/20 (l)	109,000	110,269
2.75%, 05/19/22	144,000	144,723
3.63%, 01/20/27 (l)	133,000	134,668
3.70%, 10/23/24 (l)	73,000	75,683
3.95%, 04/23/27 (l)	257,000	261,834
4.10%, 05/22/23 (l)	297,000	310,929
4.38%, 01/22/47 (l)	115,000	122,308
Morgan Stanley (3.59% fixed rate until 07/22/27; 1.34% + 3 month USD LIBOR thereafter) 3.59%, 07/22/28 (h)	229,000	230,021
Morgan Stanley (3.97% fixed rate until 07/22/37; 1.46% + 3 month USD LIBOR thereafter) 3.97%, 07/22/38 (h)	85,000	85,477
MPLX LP 5.20%, 03/01/47	41,000	42,983
Murphy Oil Corp. 5.75%, 08/15/25	211,000	217,056

	Principal Amount ($) or Shares	Fair Value $
Mylan N.V. 3.15%, 06/15/21	63,000	64,089
3.95%, 06/15/26	66,000	67,239
National Retail Properties Inc. 4.00%, 11/15/25	131,000	134,309
Navient Corp. 8.00%, 03/25/20	243,000	267,616
NCL Corporation Ltd. 4.63%, 11/15/20 (b)	186,000	192,975
Newell Brands Inc. 3.85%, 04/01/23	135,000	141,789
4.20%, 04/01/26	135,000	142,258
5.50%, 04/01/46	37,000	43,936
Newmont Mining Corp. 4.88%, 03/15/42	109,000	116,657
Nexen Energy ULC 6.40%, 05/15/37	39,000	50,058
NGPL PipeCo LLC 4.88%, 08/15/27 (b)	37,000	38,772
Noble Energy Inc. 3.90%, 11/15/24	150,000	153,744
Nordstrom Inc. 5.00%, 01/15/44	7,000	6,877
Northern States Power Co. 2.20%, 08/15/20	337,000	338,614
Northrop Grumman Corp. 3.85%, 04/15/45	29,000	28,220
Novartis Capital Corp. 3.00%, 11/20/25	18,000	18,332
4.00%, 11/20/45	29,000	30,893
NRG Energy Inc. 6.25%, 07/15/22	184,000	193,200
Nucor Corp. 4.13%, 09/15/22	61,000	65,083
NuStar Logistics LP 4.80%, 09/01/20	122,000	126,917
Occidental Petroleum Corp. 4.10%, 02/15/47	69,000	70,670
Omnicom Group Inc. 3.63%, 05/01/22	79,000	82,351
Oncor Electric Delivery Company LLC 3.80%, 09/30/47 (b)	24,000	24,177
Oracle Corp. 1.90%, 09/15/21	99,000	98,294
2.40%, 09/15/23	94,000	93,480
4.00%, 07/15/46	82,000	84,790
4.13%, 05/15/45	51,000	53,387
Owens-Brockway Glass Container Inc. 6.38%, 08/15/25 (b)	100,000	113,125
Pacific Gas & Electric Co. 3.40%, 08/15/24	506,000	522,824

See Notes to Schedules of Investments and Notes to Financial Statements.

68	State Street Institutional Strategic Investment Fund

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

PacifiCorp 6.25%, 10/15/37	3,000	4,017
Parker-Hannifin Corp. 3.25%, 03/01/27 (b)	252,000	253,552
PepsiCo Inc. 3.45%, 10/06/46	51,000	48,372
Perrigo Finance Unlimited Co. 3.90%, 12/15/24	200,000	204,126
Petroleos Mexicanos 4.50%, 01/23/26 (l)	277,000	276,327
5.38%, 03/13/22 (b)(l)	180,000	192,285
5.63%, 01/23/46 (l)	67,000	62,473
6.38%, 01/23/45 (l)	91,000	92,874
6.50%, 03/13/27 (b)	130,000	143,988
6.75%, 09/21/47	144,000	153,518
PetSmart Inc. 5.88%, 06/01/25 (b)	210,000	183,225
Pfizer Inc. 3.00%, 12/15/26	175,000	177,212
4.13%, 12/15/46	67,000	71,809
4.40%, 05/15/44	40,000	44,391
Philip Morris International Inc. 4.13%, 03/04/43	104,000	106,384
Plains All American Pipeline LP/PAA Finance Corp. 4.70%, 06/15/44	55,000	49,731
5.75%, 01/15/20	101,000	107,483
Potash Corporation of Saskatchewan Inc. 4.00%, 12/15/26	60,000	62,545
PPL Capital Funding Inc. 3.10%, 05/15/26	202,000	198,879
Precision Castparts Corp. 4.38%, 06/15/45	81,000	88,834
Prudential Financial Inc. 4.50%, 09/15/47 (h)	72,000	73,226
Prudential Financial Inc. 3.03% + 3 month USD LIBOR 5.38%, 05/15/45 (h)	136,000	147,270
PulteGroup Inc. 5.50%, 03/01/26	160,000	174,464
QUALCOMM Inc. 2.10%, 05/20/20	126,000	126,524
2.90%, 05/20/24	126,000	126,593
3.25%, 05/20/27	45,000	45,347
4.30%, 05/20/47	51,000	52,232
Realty Income Corp. 3.00%, 01/15/27	200,000	190,846
Reynolds American Inc. 4.45%, 06/12/25	2,000	2,146
5.85%, 08/15/45	33,000	40,054
Rio Tinto Finance USA PLC 4.13%, 08/21/42	71,000	73,988

	Principal Amount ($) or Shares	Fair Value $
Rockwell Collins Inc. 3.20%, 03/15/24	124,000	126,300
3.50%, 03/15/27	66,000	67,298
4.35%, 04/15/47	63,000	65,516
Rogers Communications Inc. 5.00%, 03/15/44	45,000	50,862
Royal Bank of Scotland Group (3.50% fixed rate until 05/15/22; 1.48% + 3 month USD LIBOR thereafter) 3.50%, 05/15/23 (h)	200,000	201,558
RPM International Inc. 3.75%, 03/15/27	128,000	129,870
Ryder System Inc. 2.45%, 09/03/19	268,000	269,897
Sabine Pass Liquefaction LLC 4.20%, 03/15/28	302,000	303,936
5.00%, 03/15/27	63,000	66,995
Santander Holdings USA Inc. 2.65%, 04/17/20	251,000	252,160
3.70%, 03/28/22 (b)	217,000	221,177
4.40%, 07/13/27 (b)	100,000	101,999
Schlumberger Holdings Corp. 3.00%, 12/21/20 (b)	101,000	103,440
4.00%, 12/21/25 (b)	36,000	37,763
Select Income REIT 4.25%, 05/15/24	136,000	137,416
Shell International Finance BV 2.88%, 05/10/26	135,000	134,302
3.75%, 09/12/46	51,000	49,468
4.13%, 05/11/35	75,000	79,291
Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/21	22,000	21,887
3.20%, 09/23/26	58,000	57,157
Siemens Financieringsmaatschappij N.V. 3.40%, 03/16/27 (b)	345,000	354,973
Simon Property Group LP 3.38%, 06/15/27	139,000	139,657
Sinclair Television Group Inc. 5.38%, 04/01/21	387,000	397,159
Smithfield Foods Inc. 2.70%, 01/31/20 (b)	56,000	56,172
4.25%, 02/01/27 (b)	73,000	75,467
Southern California Edison Co. 2.40%, 02/01/22	135,000	135,408
Southern Copper Corp. 5.88%, 04/23/45	73,000	83,771
Spectra Energy Partners LP 3.38%, 10/15/26	67,000	66,514
4.50%, 03/15/45	26,000	26,319

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Strategic Investment Fund	69

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Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Sprint Corp. 7.63%, 02/15/25	98,000	112,269
Standard Industries Inc. 5.38%, 11/15/24 (b)	242,000	257,125
Statoil ASA 3.95%, 05/15/43	84,000	84,435
Sumitomo Life Insurance Co. (4.00% fixed rate until 09/14/27; 2.99% + 3 month USD LIBOR thereafter) 4.00%, 09/14/77 (b)(h)	200,000	196,278
Sumitomo Mitsui Banking Corp. 2.25%, 07/11/19	253,000	253,972
Sunoco Logistics Partners Operations LP 5.40%, 10/01/47	141,000	143,851
Sunoco LP/Sunoco Finance Corp. 5.50%, 08/01/20	270,000	278,100
6.25%, 04/15/21	72,000	75,449
SunTrust Banks Inc. (5.05% fixed rate until 06/15/22; 3.10% + 3 month USD LIBOR thereafter) 5.05%, 12/31/99 (h)	349,000	356,852
SUPERVALU Inc. 6.75%, 06/01/21	104,000	99,320
Sysco Corp. 3.25%, 07/15/27	126,000	125,355
T-Mobile USA Inc. 6.63%, 04/01/23	232,000	243,020
Tampa Electric Co. 4.35%, 05/15/44	140,000	147,494
Target Corp. 2.50%, 04/15/26	134,000	128,262
Teachers Insurance & Annuity Association of America 4.90%, 09/15/44 (b)	123,000	138,914
Teck Resources Ltd. 4.75%, 01/15/22	123,000	129,842
TEGNA Inc. 5.50%, 09/15/24 (b)	94,000	98,935
Tenet Healthcare Corp. 4.75%, 06/01/20	182,000	187,387
6.00%, 10/01/20	347,000	369,798
Teva Pharmaceutical Finance Netherlands III BV 1.40%, 07/20/18	145,000	144,326
1.70%, 07/19/19	86,000	84,763
3.15%, 10/01/26	137,000	126,414
4.10%, 10/01/46	45,000	38,345
The Allstate Corp. 4.20%, 12/15/46	63,000	67,005

	Principal Amount ($) or Shares	Fair Value $
The Allstate Corp. (5.75% fixed rate until 08/15/23; 2.94% + 3 month USD LIBOR thereafter) 5.75%, 08/15/53 (h)	150,000	164,310
The Bank of New York Mellon Corp. 2.66%, 05/16/23 (h)	129,000	129,428
The Bank of New York Mellon Corp. (3.44% fixed rate until 02/07/27; 1.07% + 3 month USD LIBOR thereafter) 3.44%, 02/07/28 (h)	136,000	139,453
The Bank of New York Mellon Corp. (4.63% fixed rate until 08/01/16; 3.13% + 3 month USD LIBOR thereafter) 4.63%, 12/29/49 (h)	292,000	297,898
The Bank of Tokyo-Mitsubishi UFJ Ltd. 2.30%, 03/10/19 (b)	400,000	401,885
The Dow Chemical Co. 4.25%, 10/01/34	128,000	131,909
The Estee Lauder Companies Inc. 3.15%, 03/15/27 (l)	59,000	59,814
The Goldman Sachs Group Inc. 2.30%, 12/13/19	138,000	138,614
2.35%, 11/15/21 (l)	226,000	224,126
2.38%, 01/22/18 (l)	234,000	234,551
2.63%, 04/25/21 (l)	182,000	182,850
2.90%, 07/19/18 (l)	173,000	174,573
3.85%, 01/26/27 (l)	198,000	201,998
4.25%, 10/21/25 (l)	46,000	47,977
4.80%, 07/08/44 (l)	133,000	148,743
5.15%, 05/22/45 (l)	129,000	147,679
The Goldman Sachs Group Inc. (2.91% fixed rate until 07/22/24; 0.99% + 3 month USD LIBOR thereafter) 2.91%, 07/24/23 (h)	139,000	139,104
The Goldman Sachs Group Inc. (2.91% fixed rate until 06/05/22; 1.05% + 3 month USD LIBOR thereafter) 2.91%, 06/05/23 (h)	276,000	276,265
The Goldman Sachs Group Inc. (3.27% fixed rate until 09/29/24; 1.20% + 3 month USD LIBOR thereafter) 3.27%, 09/29/25 (h)	162,000	162,363
The Goldman Sachs Group Inc. (3.69% fixed rate until 06/05/27; 1.51% + 3 month USD LIBOR thereafter) 3.69%, 06/05/28 (h)	138,000	139,317

See Notes to Schedules of Investments and Notes to Financial Statements.

70	State Street Institutional Strategic Investment Fund

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Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

The Home Depot Inc. 3.35%, 09/15/25 (l)	160,000	165,534
3.50%, 09/15/56	95,000	87,469
3.90%, 06/15/47	76,000	77,762
The Kroger Co. 2.95%, 11/01/21	160,000	161,421
4.65%, 01/15/48	90,000	87,396
The Mosaic Co. 5.63%, 11/15/43	26,000	26,563
The Nielsen Company Luxembourg Sarl 5.00%, 02/01/25 (b)	144,000	149,760
The Sherwin-Williams Co. 2.25%, 05/15/20	122,000	122,479
2.75%, 06/01/22	48,000	48,318
3.13%, 06/01/24	125,000	125,888
3.45%, 06/01/27	122,000	122,997
4.50%, 06/01/47	90,000	94,596
The Southern Co. 3.25%, 07/01/26	83,000	82,047
4.40%, 07/01/46	59,000	61,115
The Southern Co. (5.50% fixed rate until 03/15/22; 3.63% + 3 month USD LIBOR thereafter) 5.50%, 03/15/57 (h)	114,000	120,864
The Toronto-Dominion Bank (3.63% fixed rate until 09/15/26; 2.21% + USD 5 year Swap Rate thereafter) 3.63%, 09/15/31 (h)	112,000	111,233
The Walt Disney Co. 4.13%, 06/01/44	55,000	57,599
Time Warner Cable LLC 4.50%, 09/15/42	25,000	23,658
6.55%, 05/01/37	84,000	98,635
Time Warner Inc. 3.80%, 02/15/27	142,000	142,274
5.35%, 12/15/43	169,000	182,104
TransCanada PipeLines Ltd. 4.88%, 01/15/26	70,000	78,705
Tyco Electronics Group S.A. 2.35%, 08/01/19	240,000	241,280
3.13%, 08/15/27	145,000	143,750
Tyson Foods Inc. 2.65%, 08/15/19	54,000	54,638
4.55%, 06/02/47	50,000	53,484
U.S. Bancorp (5.13% fixed rate until 01/15/21; 3.49% + 3 month USD LIBOR thereafter) 5.13%, 12/29/49 (h)	274,000	290,440
UBS Group Funding Switzerland AG 2.95%, 09/24/20 (b)	401,000	407,074

	Principal Amount ($) or Shares	Fair Value $
Union Pacific Corp. 3.60%, 09/15/37	34,000	34,497
4.10%, 09/15/67	57,000	57,654
United Technologies Corp. 2.65%, 11/01/26	204,000	196,950
3.75%, 11/01/46	47,000	45,346
UnitedHealth Group Inc. 4.75%, 07/15/45	54,000	62,333
Vale Overseas Ltd. 4.38%, 01/11/22	92,000	95,748
5.88%, 06/10/21	184,000	202,190
6.25%, 08/10/26	29,000	32,958
6.88%, 11/10/39	55,000	63,121
Valvoline Inc. 4.38%, 08/15/25 (b)	30,000	30,450
Ventas Realty LP 3.25%, 10/15/26	139,000	135,205
Verizon Communications Inc. 3.38%, 02/15/25 (b)	158,000	158,637
4.40%, 11/01/34	125,000	124,951
4.67%, 03/15/55	86,000	81,852
4.86%, 08/21/46	335,000	341,388
5.25%, 03/16/37	91,000	99,874
Viacom Inc. 3.45%, 10/04/26	77,000	74,022
5.25%, 04/01/44	91,000	87,218
Videotron Ltd. 5.13%, 04/15/27 (b)	15,000	15,596
Virgin Media Finance PLC 5.75%, 01/15/25 (b)	202,000	209,322
Virginia Electric & Power Co. 4.00%, 11/15/46	180,000	184,846
Visa Inc. 3.15%, 12/14/25	53,000	54,310
4.30%, 12/14/45	75,000	82,823
Volkswagen Group of America Finance LLC 0.44% + 3 month USD LIBOR 1.76%, 11/20/17 (b)(h)	200,000	200,083
Vulcan Materials Co. 3.90%, 04/01/27	66,000	67,494
W.R. Grace & Co. 5.63%, 10/01/24 (b)	367,000	403,241
Wabtec Corp. 3.45%, 11/15/26	146,000	143,585
Wal-Mart Stores Inc. 4.30%, 04/22/44	162,000	179,135
Walgreens Boots Alliance Inc. 4.65%, 06/01/46	41,000	43,048
WEC Energy Group Inc. 3.55%, 06/15/25	250,000	257,600
WellCare Health Plans Inc. 5.25%, 04/01/25	168,000	176,820

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Strategic Investment Fund	71

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Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Wells Fargo & Co. 2.63%, 07/22/22	285,000	285,439
3.90%, 05/01/45	74,000	74,243
4.75%, 12/07/46	139,000	152,393
Wells Fargo & Co. (3.58% fixed rate until 05/22/27; 1.31% + 3 month USD LIBOR thereafter) 3.58%, 05/22/28 (h)	138,000	139,965
Wells Fargo & Co. (5.90% fixed rate until 06/15/24; 3.11% + 3 month USD LIBOR thereafter) 5.90%, 12/29/49 (h)	183,000	199,241
Wells Fargo & Co. (7.98% fixed rate until 03/15/18; 3.77% + 3 month USD LIBOR thereafter) 7.98%, 03/29/49 (h)	144,000	147,604
Wells Fargo & Co. (5.88% fixed rate until 06/15/25; 3.99% + 3 month USD LIBOR thereafter) 5.88%, 12/29/49 (h)	190,000	211,470
Western Digital Corp. 7.38%, 04/01/23 (b)	35,000	38,369
Western Gas Partners LP 5.38%, 06/01/21	120,000	128,676
Westlake Chemical Corp. 3.60%, 08/15/26	95,000	95,109
5.00%, 08/15/46	42,000	45,781
WestRock Co. 3.00%, 09/15/24 (b)	111,000	111,134
Williams Partners LP
3.75%, 06/15/27	52,000	51,959
3.90%, 01/15/25	76,000	77,593
4.90%, 01/15/45	41,000	41,543
5.40%, 03/04/44	25,000	27,019
Willis North America Inc. 3.60%, 05/15/24	145,000	148,180
Windstream Services LLC 6.38%, 08/01/23	259,000	183,242
WPP Finance 2010 3.75%, 09/19/24	234,000	239,450
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/27 (b)	169,000	171,738
Xilinx Inc. 2.95%, 06/01/24	100,000	100,126
XPO Logistics Inc. 6.50%, 06/15/22 (b)	215,000	226,287

		82,691,203

Non-Agency Collateralized Mortgage Obligations - 1.3%
American Tower Trust I (REIT) 1.55%, 03/15/43 (b)	420,000	419,235

	Principal Amount ($) or Shares	Fair Value $
Banc of America Commercial Mortgage Trust 2008-1 6.51%, 02/10/51 (h)	133,112	133,711
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18 6.09%, 06/11/50 (h)	261,836	261,932
BXP Trust 2017-GM 3.38%, 06/13/39 (b)	635,000	646,366
Citigroup Commercial Mortgage Trust 2015-GC33 3.78%, 09/10/58	400,000	421,163
Citigroup Commercial Mortgage Trust 2016-P5 2.94%, 10/10/49	330,977	326,461
Citigroup Commercial Mortgage Trust 2016-P6
3.72%, 12/10/49 (h)	934,657	981,035
4.03%, 12/10/49 (h)	287,661	300,825
COMM 2013-LC13 Mortgage Trust 4.56%, 08/10/46 (b)(h)	140,000	152,956
COMM 2014-CR14 Mortgage Trust 4.53%, 02/10/47 (h)	200,000	216,238
GS Mortgage Securities Trust 2015-GC28 1.29%, 02/10/48 (g)(h)	2,237,088	122,101
GS Mortgage Securities Trust 2016-GS3 2.85%, 10/10/49	673,000	661,899
GS Mortgage Securities Trust 2017-GS5 3.67%, 03/10/50	730,527	764,826
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 1.83%, 12/15/47 (g)(h)	876,927	54,892
JPMBB Commercial Mortgage Securities Trust 2013-C12 4.16%, 07/15/45 (h)	90,000	94,943
JPMDB Commercial Mortgage Securities Trust 2017-C5 3.69%, 03/15/50	676,308	707,663
LB-UBS Commercial Mortgage Trust 2004-C8 0.38%, 12/15/39 (b)(g)(h)	7,827	13
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%, 07/15/40 (b)	132,044	132,044
6.11%, 07/15/40 (h)	59,240	59,222
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 1.54%, 02/15/48 (g)(h)	2,501,342	177,713

See Notes to Schedules of Investments and Notes to Financial Statements.

72	State Street Institutional Strategic Investment Fund

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 1.10%, 03/15/48 (g)(h)	3,067,457	160,819
Morgan Stanley Capital I Trust 2006-IQ11 6.39%, 10/15/42 (h)	110,000	108,583
Morgan Stanley Capital I Trust 2006-T21 5.27%, 10/12/52 (h)	60,250	60,210
Morgan Stanley Capital I Trust 2007-IQ16 6.32%, 12/12/49 (h)	138,992	139,880
Morgan Stanley Capital I Trust 2008-T29 6.50%, 01/11/43 (h)	110,000	110,696
Morgan Stanley Capital I Trust 2016-UBS9 1.39%, 03/15/49 (g)(h)	2,141,457	155,353
Wells Fargo Commercial Mortgage Trust 2015-C26 1.43%, 02/15/48 (g)(h)	2,527,059	177,228
Wells Fargo Commercial Mortgage Trust 2017-RB1 3.64%, 03/15/50	427,111	444,605
Wells Fargo Mortgage Backed Securities Trust 2006-3 5.50%, 03/25/36	3,355	—	**
WFRBS Commercial Mortgage Trust 2013-C17 4.26%, 12/15/46	190,000	201,452
WFRBS Commercial Mortgage Trust 2014-C25 3.80%, 11/15/47 (b)(h)	80,000	60,134
WFRBS Commercial Mortgage Trust 2014-LC14 4.35%, 03/15/47 (h)	447,000	473,557
4.59%, 03/15/47 (b)(h)	464,977	391,285

		9,119,040

Sovereign Bonds - 0.4%
Government of Chile 3.86%, 06/21/47	200,000	203,618
Government of Colombia 5.00%, 06/15/45	200,000	205,942
Government of Mexico 3.60%, 01/30/25	310,000	317,434
4.75%, 03/08/44	204,000	210,122
Government of Panama
4.00%, 09/22/24	200,000	213,412
4.50%, 05/15/47	220,000	232,353
Government of Peru 5.63%, 11/18/50	109,000	137,769

	Principal Amount ($) or Shares	Fair Value $
Government of Philippines 4.20%, 01/21/24	200,000	219,482
Government of Saudi Arabia
2.88%, 03/04/23 (b)(c)	402,000	400,814
3.63%, 03/04/28 (b)(c)	402,000	400,826
4.63%, 10/04/47 (b)(c)	201,000	201,937
Government of Uruguay 5.10%, 06/18/50	109,011	115,072

		2,858,781

Municipal Bonds and Notes - 0.2%
Municipal Electric Authority of Georgia 6.64%, 04/01/57	169,000	213,572
New Jersey Transportation Trust Fund Authority 6.88%, 12/15/39	65,000	67,796
Port Authority of New York & New Jersey 4.46%, 10/01/62	350,000	391,727
South Carolina State Public Service Authority 6.45%, 01/01/50	120,000	154,377
State of California 5.70%, 11/01/21	175,000	196,959
State of Illinois 5.10%, 06/01/33	75,000	75,847
The University of Texas System 3.35%, 08/15/47	85,000	83,744

		1,184,022

FNMA (TBA) - 0.0%*
Lehman 5.50%, TBA (j)(k)	60,172	1,300

Total Bonds and Notes (Cost $201,201,032)		203,491,744

Exchange Traded & Mutual Funds - 41.7%
Exchange Traded & Mutual Funds - 41.7%
SPDR Bloomberg Barclays High Yield Bond ETF (m)	632,267	23,596,205
State Street Equity 500 Index II Portfolio (m)	17,730,650	229,080,003
Vanguard FTSE Emerging Markets ETF	668,255	29,115,870

Total Exchange Traded & Mutual Funds (Cost $249,661,274)		281,792,078

Total Investments in Securities (Cost $561,210,110)		622,125,163

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Strategic Investment Fund	73

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($) or Shares	Fair Value $

Short-Term Investments - 9.5%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.96% (Cost $64,109,601) (d)(m)	64,109,601	64,109,601

Total Investments (Cost $625,319,711)		686,234,764

Liabilities in Excess of Other Assets, net - (1.6)%		(11,039,155)

NET ASSETS - 100.0%		675,195,609

Other Information:

During the period ended September 30, 2017, average notional values related to purchased and written option contracts were $28,000 or less than 0.05% of net assets and $72,000 or less than 0.05% of net assets, respectively.

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate/ Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized Depreciation

Markit CDX North America Investment Grade Index	CME Group Inc.	$5,123	1.00%/ Quarterly	06/20/22	$(107,733)	$(81,193)	$(26,540)

During the period ended September 30, 2017, average notional value related to swap contracts was $12,478,068 or 1.8% of net assets of net assets.

The Fund had the following long futures contracts open at September 30, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Current Notional Value	Unrealized Appreciation (Depreciation)

MSCI EAFE Mini Index Futures	December 2017	16	1,561,593	$1,582,720	$21,127
S&P Mid 400 Emini Index Futures	December 2017	86	14,781,015	15,443,020	662,005
Ultra Long-Term U.S. Treasury Bond Futures	December 2017	22	3,694,768	3,632,750	(62,018)
5 Yr. U.S. Treasury Notes Futures	December 2017	59	6,973,523	6,932,500	(41,023)

					$580,091

The Fund had the following short futures contracts open at September 30, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Current Notional Value	Unrealized Appreciation

U.S. Long Bond Futures	December 2017	6	(926,063)	$(916,875)	$9,188
2 Yr. U.S. Treasury Notes Futures	December 2017	4	(864,555)	(862,812)	1,743
10 Yr. U.S. Treasury Notes Futures	December 2017	68	(8,652,732)	(8,521,250)	131,482
10 Yr. U.S. Treasury Ultra Futures	December 2017	53	(7,197,993)	(7,119,391)	78,602

					$221,015

					$801,106

During the period ended September 30, 2017, average notional values related to long and short futures contracts were $40,008,268 or 5.9% of net assets and $22,072,102 or 3.2% of net assets, respectively.

See Notes to Schedules of Investments and Notes to Financial Statements.

74	State Street Institutional Strategic Investment Fund

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Schedule of Investments, continued — September 30, 2017

The Fund was invested in the following countries/territories at September 30, 2017 (unaudited):

Country/Territory	Percentage (based on Fair Value)

United States	77.17%
Japan	4.99%
United Kingdom	2.46%
France	2.43%
Germany	2.33%
Switzerland	1.43%
Netherlands	1.40%
Canada	0.72%
China	0.70%
India	0.62%
Sweden	0.62%
Taiwan	0.45%
Hong Kong	0.42%
Belgium	0.42%
Italy	0.38%
Mexico	0.37%
Norway	0.35%
Ireland	0.35%
South Korea	0.33%
South Africa	0.32%
Spain	0.23%
Portugal	0.21%
Luxembourg	0.20%
Saudi Arabia	0.15%
Australia	0.14%

Country/Territory	Percentage (based on Fair Value)

Brazil	0.12%
Guernsey	0.10%
Russian Federation	0.09%
Jersey	0.07%
Panama	0.06%
Colombia	0.05%
Philippines	0.05%
Cayman Islands	0.03%
Indonesia	0.03%
Chile	0.03%
Bermuda	0.03%
Malaysia	0.02%
Supranational	0.02%
Peru	0.02%
Uruguay	0.02%
Argentina	0.02%
Hungary	0.01%
Turkey	0.01%
Thailand	0.01%
Poland	0.01%
United Arab Emirates	0.01%
Barbados	0.00%	***

	100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at September 30, 2017 (unaudited):

Industry	Domestic	Foreign	Total

Exchange Traded & Mutual Funds	41.07%	0.00%	41.07%
Diversified Banks	0.02%	2.59%	2.61%
Pharmaceuticals	0.00%	1.25%	1.25%
Semiconductors	0.00%	0.94%	0.94%
Packaged Foods & Meats	0.00%	0.89%	0.89%
Electrical Components & Equipment	0.00%	0.77%	0.77%
Life & Health Insurance	0.00%	0.75%	0.75%
Wireless Telecommunication Services	0.00%	0.73%	0.73%
Integrated Oil & Gas	0.00%	0.72%	0.72%
Building Products	0.00%	0.71%	0.71%
Construction Machinery & Heavy Trucks	0.00%	0.66%	0.66%
Electronic Equipment & Instruments	0.00%	0.54%	0.54%
Internet Software & Services	0.00%	0.52%	0.52%
Specialty Chemicals	0.00%	0.48%	0.48%
Diversified Real Estate Activities	0.00%	0.46%	0.46%
Semiconductor Equipment	0.00%	0.45%	0.45%
Brewers	0.00%	0.42%	0.42%
Auto Parts & Equipment	0.00%	0.37%	0.37%
Diversified Metals & Mining	0.00%	0.37%	0.37%
Industrial Machinery	0.00%	0.36%	0.36%
Movies & Entertainment	0.00%	0.33%	0.33%
Application Software	0.00%	0.32%	0.32%

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Strategic Investment Fund	75

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

Industry	Domestic	Foreign	Total

Personal Products	0.00%	0.31%	0.31%
Cable & Satellite	0.00%	0.31%	0.31%
Construction Materials	0.00%	0.30%	0.30%
Electronic Components	0.00%	0.30%	0.30%
Biotechnology	0.00%	0.30%	0.30%
Multi-Line Insurance	0.00%	0.30%	0.30%
Home Building	0.00%	0.29%	0.29%
Property & Casualty Insurance	0.00%	0.28%	0.28%
Automobile Manufacturers	0.00%	0.27%	0.27%
Healthcare Equipment	0.00%	0.26%	0.26%
Aerospace & Defense	0.00%	0.26%	0.26%
Electric Utilities	0.00%	0.26%	0.26%
Security & Alarm Services	0.00%	0.26%	0.26%
Oil & Gas Exploration & Production	0.00%	0.25%	0.25%
Internet & Direct Marketing Retail	0.00%	0.23%	0.23%
Leisure Products	0.00%	0.22%	0.22%
Technology Hardware, Storage & Peripherals	0.00%	0.22%	0.22%
Healthcare Services	0.00%	0.19%	0.19%
Advertising	0.00%	0.14%	0.14%
Asset Management & Custody Banks	0.00%	0.10%	0.10%
Thrifts & Mortgage Finance	0.00%	0.03%	0.03%
IT Consulting & Other Services	0.00%	0.03%	0.03%
Hypermarkets & Super Centers	0.00%	0.02%	0.02%
Food Retail	0.00%	0.02%	0.02%
Restaurants	0.00%	0.02%	0.02%
General Merchandise Stores	0.00%	0.02%	0.02%
Diversified Chemicals	0.00%	0.02%	0.02%
Education Services	0.00%	0.01%	0.01%
Real Estate Development	0.00%	0.01%	0.01%
Soft Drinks	0.00%	0.01%	0.01%
Diversified Support Services	0.00%	0.01%	0.01%
Other Diversified Financial Services	0.00%	0.01%	0.01%
Footwear	0.00%	0.01%	0.01%
Marine Ports & Services	0.00%	0.01%	0.01%
Construction & Engineering	0.00%	0.01%	0.01%
Commercial Printing	0.00%	0.00%	0.00%	***

			61.01%

Sector	Percentage (based on Fair Value)

Corporate Notes	12.05%
U.S. Treasuries	10.41%
Agency Mortgage Backed	4.28%
Non-Agency Collateralized Mortgage Obligations	1.33%
Asset Backed	0.70%
Sovereign Bonds	0.42%
Agency Collateralized Mortgage Obligations	0.29%
Municipal Bonds and Notes	0.17%
FNMA (TBA)	0.00%	***

	29.65%

Sector	Percentage (based on Fair Value)
Short-Term Investments
Short-Term Investments	9.34%

9.34%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

76	State Street Institutional Strategic Investment Fund

State Street Institutional Strategic Investment Fund

Schedule of Investments, continued — September 30, 2017

The following tables present the Fund’s investments measured at fair value on a recurring basis at September 30, 2017:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities
Domestic Equity	$156,587	$—	$—	$156,587
Foreign Equity	136,684,754	—	—	136,684,754
U.S. Treasuries	—	71,476,082	—	71,476,082
Agency Mortgage Backed	—	29,406,414	—	29,406,414
Agency Collateralized Mortgage Obligations	—	1,968,711	—	1,968,711
Asset Backed	—	4,786,191	—	4,786,191
Corporate Notes	—	82,691,203	—	82,691,203
Non-Agency Collateralized Mortgage Obligations	—	9,119,040	—	9,119,040
Sovereign Bonds	—	2,858,781	—	2,858,781
Municipal Bonds and Notes	—	1,184,022	—	1,184,022
FNMA (TBA)	—	—	1,300	1,300
Exchange Traded & Mutual Funds	281,792,078	—	—	281,792,078
Short-Term Investments	64,109,601	—	—	64,109,601

Total Investments in Securities	$482,743,020	$203,490,444	$1,300	$686,234,764

Other Financial Instruments
Credit Default Swap Contracts — Unrealized Depreciation	$—	$(26,540)	$—	$(26,540)
Long Futures Contracts — Unrealized Appreciation	683,132	—	—	683,132
Long Futures Contracts — Unrealized Depreciation	(103,041)	—	—	(103,041)
Short Futures Contracts — Unrealized Appreciation	221,015	—	—	221,015

Total Other Financial Instruments	$801,106	$(26,540)	$—	$774,566

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
SPDR Bloomberg Barclays High Yield Bond ETF	632,267	$23,216,844	$—	$—	$—	$379,361	632,267	$23,596,205	$1,347,508
State Street Equity 500 Index II Portfolio	—	—	269,000,000	71,100,000	5,293,254	25,886,749	17,730,650	229,080,003	—
State Street Institutional U.S. Government Money Market Fund - Class G Shares	85,905,257	85,905,257	233,295,083	255,090,739	—	—	64,109,601	64,109,601	470,782

TOTAL		$109,122,101	$502,295,083	$326,190,739	$5,293,254	$26,266,110		$316,785,809	$1,818,290

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Strategic Investment Fund	77

State Street Institutional Income Fund

Portfolio Management Discussion and Analysis — September 30, 2017 (Unaudited)

Q.	How did the State Street Institutional Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2017?

A.	For the twelve-month period ended September 30, 2017, the State Street Institutional Income Fund returned 0.98% for the Investment Class shares and 0.65% for the Service Class shares. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.07% and the Fund’s Morningstar peer group of 985 U.S. Intermediate-Term Bond funds returned an average of 0.83% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The appetite for riskier assets strengthened after the November, 2016 election as the pro-growth agenda of President-elect Donald Trump, including healthcare, tax and regulatory reform, bolstered the economic outlook for many investors. While the Trump administration and Republican led Congress gained ground on the regulatory environment, the Senate failed twice to secure enough votes to reform healthcare and the debate over tax cuts only started in September. Economic data did improve over the period. The labor market added nearly 2 million jobs since over the last 12 months. Both Institute for Supply Management (“ISM”) manufacturing and non-manufacturing indices indicated stronger expansion. Inflation was moderate, however, remaining below the Federal Reserve’s 2% target as measured by the Personal Consumption Expenditures (“PCE”) Core Index. The Federal Reserve raised its Fed Funds target in three 25 bps moves during the period to a range of 1%-1.25%. In September, the Federal Open Market Committee announced it will begin gradually reducing its balance sheet monthly to a $50B taper of U.S. Treasuries and mortgage-backed securities per month. Volatility in both interest rates and credit spreads remained low over the last twelve months. U.S. Treasury yields rose early in the period. The 10 year note yield increased nearly +100bps to 2.6% by mid-December, then ratcheted lower to finish September 2017 at 2.3%. The yield curve steepened early but ended the period flatter. The spread between 2 year and 30 year Treasuries narrowed to +137 bps from +155 bps after peaking in December (+203 bps). Credit spreads tightened with growth expectations improving with a few short term backups around geopolitical headlines regarding North Korea. Investment grade and high yield spreads dropped -35 bps and -140 bps respectively.

Q.	What were the drivers behind Fund performance

A.	The primary drivers of the outperformance of the Fund versus its benchmark were security selection and sector allocation. Selection in the investment grade credit sector, particularly the overweight in banks and an overweight in BBB-rated commercial mortgage-backed securities (“MBS”) were significant positive contributors. The out of index exposure to high yield and overweight in high grade credit added value as credit spreads tightened over the twelve month period. This was offset somewhat by short positions in both investment grade and high yield credit default index swaps known as CDX swaps. Duration positioning, primarily expressed through U.S. Treasury futures, added marginally to excess return over the period.

Q.	Were there any significant changes in the Fund during the period?

A.	The exposure to investment grade credit was reduced early in the period as credit spreads tightened. We increased the exposure in September after spreads widened in August due to geopolitical headlines around North Korea. The exposure to the commercial MBS sector was reduced in the third quarter of 2017 and we significantly upgraded the commercial mortgage-backed securities’ (“CMBS”) holdings by selling BBB-rated issues to buy AAA-rated securities. With the Federal Reserve’s announcement in September to begin unwinding its balance sheet by reducing holdings in U.S. Treasuries and agency mortgage-backed securities, we initiated an underweight in the MBS sector. The exposure to high yield cash bonds was unchanged during the period however the short position in High Yield CDX was closed out.

78	State Street Institutional Income Fund

State Street Institutional Income Fund

Performance Summary — September 30, 2017 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2017

	One Year	Five Year	Ten Year
Number of funds in peer group	985	773	546
Peer group average annual total return	0.83%	2.12%	4.26%
Morningstar Category in peer group: Intermediate-Term Bond

Quality Ratings

as of September 30, 2017 (as a % of Fair Value) (a)(b)

Moody’s / S&P / Rating*	Percentage of Fair Value
Aaa / AAA	6.07%
Aa / AA	48.29%
A / A	7.59%
Baa / BBB	21.49%
Ba / BB and lower	9.74%
NR / Other	6.82%

Sector Allocation

Portfolio composition as a % of Fair Value of $304,500 (in thousands) as of September 30, 2017 (a)(b)

Average Annual Total Return for the periods ended September 30, 2017

Investment Class Shares (Inception date: 11/21/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Income Fund	0.98%	2.51%	4.14%	$15,008
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	4.27%	$15,196

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Income Fund	0.65%	2.23%	4.08%	$14,917
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	4.27%	$15,196

State Street Institutional Income Fund	79

State Street Institutional Income Fund

Performance Summary, continued — September 30, 2017 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund — Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standard of quality. In formulating investment decisions for the Fund, SSGA Funds Management, Inc. (“SSGA FM”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

80	State Street Institutional Income Fund

State Street Institutional Income Fund

Understanding Your Fund’s Expenses — September 30, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,026.60	$1,023.90
Expenses paid during the period*	$1.22	$1.22

Service Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2017	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2017	$1,023.90	$1,022.60
Expenses paid during the period*	$2.49	$2.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.24% for Investment Class shares and 0.49% for Service Class shares (for the period April 1, 2017-September 30, 2017), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional Income Fund	81

State Street Institutional Income Fund

Schedule of Investments — September 30, 2017

	Principal Amount ($)	Fair Value $

Bonds and Notes - 98.3%†
U.S. Treasuries - 32.0%
U.S. Treasury Bonds
2.25%, 08/15/46	2,431,000	2,138,380
2.50%, 05/15/46 (l)	2,016,400	1,874,385
3.75%, 11/15/43	425,000	498,359
4.50%, 02/15/36	1,420,400	1,827,160
U.S. Treasury Notes
0.88%, 03/31/18 - 10/15/18 (l)	12,000,100	11,952,648
1.25%, 12/31/18 (l)	1,889,800	1,886,531
1.25%, 08/31/19	3,668,000	3,652,851
1.38%, 12/15/19 (l)	10,376,200	10,345,487
1.50%, 08/15/20	3,578,000	3,567,517
1.63%, 08/31/22	2,262,000	2,231,124
1.75%, 09/30/22	8,370,200	8,293,696
1.88%, 08/31/24	1,655,000	1,625,425
2.00%, 07/31/22 - 02/15/25	13,456,000	13,285,451
2.25%, 02/15/27 (l)	1,984,400	1,972,692
2.25%, 08/15/27	1,275,000	1,266,483
2.38%, 05/15/27 (l)	4,130,000	4,147,594

		70,565,783

Agency Mortgage Backed - 15.4%
Federal Home Loan Mortgage Corp.
4.50%, 06/01/33 - 02/01/35 (l)	10,399	11,198
5.00%, 07/01/35 - 06/01/41 (l)	908,498	990,349
5.50%, 05/01/20 - 04/01/39 (l)	46,164	50,304
5.50%, 01/01/38	221,368	245,486
6.00%, 07/01/19 - 06/01/37	157,243	175,953
6.00%, 05/01/20 - 11/01/37 (l)	293,262	327,764
6.50%, 08/01/29 - 10/01/33 (l)	1,586	1,770
7.00%, 06/01/29 - 08/01/36 (l)	65,126	72,066
7.50%, 01/01/30 - 09/01/33 (l)	1,962	2,049
8.00%, 11/01/30 (l)	12,897	14,405
8.50%, 04/01/30 (l)	17,979	21,360
9.50%, 04/01/21 (l)	18	18
Federal National Mortgage Assoc.
3.50%, 11/01/42 - 08/01/45 (l)	2,635,190	2,729,464
4.00%, 05/01/19 - 12/01/41 (l)	2,180,308	2,307,723
4.50%, 05/01/18 - 01/01/41 (l)	3,990,534	4,299,428
5.00%, 07/01/20 - 06/01/41 (l)	1,474,282	1,612,589
5.50%, 06/01/20 - 04/01/38 (l)	1,235,137	1,367,299
6.00%, 05/01/19 - 08/01/35 (l)	838,101	932,631
6.50%, 10/01/18 - 08/01/36 (l)	74,905	83,215
7.00%, 10/01/32 - 02/01/34 (l)	9,074	9,639
7.50%, 12/01/23 - 12/01/33 (l)	48,527	53,264
8.00%, 07/01/25 - 10/01/31 (l)	11,163	12,216
9.00%, 12/01/22 (l)	1,244	1,329
Federal National Mortgage Assoc. 1.25% + USD COF11 5.50%, 10/01/24 (h)(l)	6,177	6,208

	Principal Amount ($)	Fair Value $
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR 3.35%, 04/01/37 (h)(l)	2,408	2,478
Federal National Mortgage Assoc. TBA
2.50%, TBA (c)	3,494,409	3,517,612
3.00%, TBA (c)	8,855,725	8,926,357
Government National Mortgage Assoc.
3.50%, 05/20/43 (l)	2,273,320	2,372,318
4.00%, 01/20/41 - 04/20/43 (l)	2,373,951	2,522,831
4.50%, 08/15/33 - 05/20/40 (l)	442,338	475,423
5.00%, 08/15/33 (l)	32,408	35,568
6.00%, 04/15/27 - 09/15/36 (l)	210,346	240,948
6.50%, 04/15/19 - 09/15/36 (l)	87,869	97,188
7.00%, 10/15/27 - 10/15/36 (l)	44,551	48,837
7.50%, 01/15/23 - 11/15/31 (l)	4,266	4,442
8.00%, 05/15/30 - 09/15/30 (l)	405	441
9.00%, 12/15/21 (l)	484	524
5.50%, TBA (c)	255,000	283,609

		33,856,303

Agency Collateralized Mortgage Obligations - 1.1%
Federal Home Loan Mortgage Corp. 0.08%, 09/25/43 (g)(h)	795,293	1,671
Federal Home Loan Mortgage Corp. REMIC
3.50%, 11/15/24 - 11/15/30 (g)	574,567	42,377
5.50%, 06/15/33 (g)	33,532	6,771
7.50%, 07/15/27 (g)	3,703	576
Federal Home Loan Mortgage Corp. REMIC 6.00% - 1 month USD LIBOR 4.77%, 08/15/43 (g)(h)	1,301,586	257,868
Federal Home Loan Mortgage Corp. REMIC 6.10% - 1 month USD LIBOR 4.87%, 06/15/41 - 08/15/46 (g)(h)	4,757,003	730,021
Federal Home Loan Mortgage Corp. REMIC 6.20% - 1 month USD LIBOR 4.97%, 10/15/42 (g)(h)	985,737	182,981
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR 5.37%, 08/15/25 (g)(h)	221,217	18,208
Federal Home Loan Mortgage Corp. STRIPS
1.47%, 08/01/27 (d)(f)	833	770
8.00%, 02/01/23 - 07/01/24 (g)	2,914	469

See Notes to Schedules of Investments and Notes to Financial Statements.

82	State Street Institutional Income Fund

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

Federal Home Loan Mortgage Corp. STRIPS 5.95% - 1 month USD LIBOR 4.72%, 08/15/43 (g)(h)	1,445,141	290,394
Federal National Mortgage Assoc. REMIC
0.51%, 12/25/22 (d)(f)	110	108
1.20%, 12/25/42 (g)(h)	154,979	6,335
5.00%, 02/25/40 - 09/25/40 (g)	247,443	29,142
8.00%, 05/25/22 (g)	4	54
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR 4.76%, 07/25/38 - 08/25/42 (g)(h)	2,567,560	491,250
Federal National Mortgage Assoc. REMIC 6.60% - 1 month USD LIBOR 5.36%, 10/25/43 (g)(h)	910,720	209,954
Federal National Mortgage Assoc. REMIC 7.50% - 1 month USD LIBOR 6.26%, 05/25/18 (g)(h)	1,854	17
Federal National Mortgage Assoc. STRIPS
1.87%, 12/25/34 (d)(f)	15,727	13,573
4.50%, 08/25/35 - 01/25/36 (g)	111,313	19,742
5.00%, 03/25/38 - 05/25/38 (g)	61,499	11,666
5.50%, 12/25/33 (g)	15,270	3,447
6.00%, 01/25/35 (g)	65,325	13,017
7.50%, 11/25/23 (g)	13,170	2,007
8.00%, 08/25/23 - 07/25/24 (g)	5,679	1,116
8.50%, 07/25/22 (g)	114	13
8.50%, 07/25/22 (g)**	3	—
9.00%, 05/25/22 (g)	100	11
Government National Mortgage Assoc. REMIC
4.50%, 02/20/38 - 08/16/39 (g)	246,763	14,861
5.00%, 01/20/38 - 09/20/38 (g)	89,194	2,936
Government National Mortgage Assoc. REMIC 6.80% - 1 month USD LIBOR 5.57%, 01/16/40 (g)(h)	310,847	56,723

		2,408,078

Asset Backed - 2.5%
BA Credit Card Trust 2017-A2 1.84%, 01/17/23	1,260,000	1,253,976
Chase Funding Trust 2004-1 3.99%, 11/25/33 (i)	220,432	227,645
Citibank Credit Card Issuance Trust 2014-A6 2.15%, 07/15/21	763,000	767,944

	Principal Amount ($)	Fair Value $
Citibank Credit Card Issuance Trust 2016-A1 1.75%, 11/19/21	1,668,000	1,664,679
Citibank Credit Card Issuance Trust 2017-A8 1.86%, 08/08/22	1,578,000	1,574,031

		5,488,275

Corporate Notes - 40.5%
21st Century Fox America Inc.
3.38%, 11/15/26	43,000	43,012
4.75%, 11/15/46	45,000	48,149
6.65%, 11/15/37	157,000	206,783
Abbott Laboratories
2.90%, 11/30/21 (l)	356,000	361,860
3.75%, 11/30/26 (l)	243,000	249,408
4.90%, 11/30/46 (l)	110,000	122,768
AbbVie Inc.
2.00%, 11/06/18 (l)	210,000	210,672
3.20%, 05/14/26 (l)	173,000	172,943
4.45%, 05/14/46 (l)	86,000	90,884
4.70%, 05/14/45 (l)	62,000	67,638
ACCO Brands Corp. 5.25%, 12/15/24 (b)(l)	251,000	260,412
AES Corp. 4.88%, 05/15/23	228,000	234,840
Aetna Inc. 3.50%, 11/15/24 (l)	224,000	233,029
Aflac Inc. 4.00%, 10/15/46 (l)	94,000	93,732
Agrium Inc. 4.90%, 06/01/43 (l)	67,000	73,082
Alexandria Real Estate Equities Inc. 3.95%, 01/15/28 (l)	159,000	161,495
Alimentation Couche-Tard Inc.
2.70%, 07/26/22 (b)	97,000	97,348
3.55%, 07/26/27 (b)	97,000	97,830
4.50%, 07/26/47 (b)	57,000	58,915
Allergan Funding SCS
3.00%, 03/12/20 (l)	158,000	161,242
3.45%, 03/15/22 (l)	153,000	158,623
3.80%, 03/15/25 (l)	98,000	101,713
4.55%, 03/15/35	58,000	61,932
4.75%, 03/15/45 (l)	10,000	10,851
Altria Group Inc.
2.95%, 05/02/23 (l)	153,000	155,434
3.88%, 09/16/46 (l)	6,000	5,840
4.50%, 05/02/43 (l)	76,000	81,346
Amazon.com Inc.
2.80%, 08/22/24 (b)	108,000	108,450
3.15%, 08/22/27 (b)	55,000	55,380

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Income Fund	83

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

3.88%, 08/22/37 (b)	90,000	91,606
4.05%, 08/22/47 (b)	75,000	76,390
4.25%, 08/22/57 (b)	125,000	128,235
AMC Networks Inc. 4.75%, 08/01/25	10,000	10,088
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (b)	168,000	171,360
6.50%, 04/01/27 (b)	84,000	84,735
6.63%, 10/15/22 (l)	56,000	57,820
American Campus Communities Operating Partnership LP
3.35%, 10/01/20	136,000	139,272
4.13%, 07/01/24 (l)	98,000	102,604
American Electric Power Company Inc. 2.95%, 12/15/22 (l)	341,000	346,954
American Express Co. 3.63%, 12/05/24 (l)	138,000	142,486
American International Group Inc.
4.50%, 07/16/44 (l)	104,000	108,551
4.80%, 07/10/45 (l)	96,000	104,748
American Tower Corp. (REIT) 3.38%, 10/15/26 (l)	91,000	89,870
3.40%, 02/15/19 (l)	388,000	395,042
American Water Capital Corp. 2.95%, 09/01/27	160,000	159,346
AmeriGas Partners LP/AmeriGas Finance Corp. 5.88%, 08/20/26 (l)	192,000	200,736
Amgen Inc.
2.20%, 05/22/19 (l)	188,000	188,790
2.60%, 08/19/26	73,000	69,919
2.65%, 05/11/22 (l)	201,000	202,644
4.56%, 06/15/48 (l)	130,000	140,873
Amkor Technology Inc. 6.63%, 06/01/21 (l)	219,000	223,106
Anadarko Petroleum Corp.
4.85%, 03/15/21 (l)	19,000	20,193
6.20%, 03/15/40 (l)	111,000	128,990
6.60%, 03/15/46 (l)	20,000	24,644
Andeavor 4.75%, 12/15/23 (b)(l)	301,000	324,813
Anglo American Capital PLC 4.75%, 04/10/27 (b)	200,000	208,528
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26 (l)	367,000	379,647
4.70%, 02/01/36 (l)	85,000	94,244
4.90%, 02/01/46 (l)	162,000	184,043

	Principal Amount ($)	Fair Value $
Anheuser-Busch InBev Worldwide Inc. 2.50%, 07/15/22 (l)	136,000	137,064
Anthem Inc. 3.30%, 01/15/23	182,000	187,311
Apache Corp. 5.10%, 09/01/40 (l)	95,000	99,678
Apple Inc.
2.50%, 02/09/22 (l)	120,000	121,590
2.85%, 05/11/24 (l)	201,000	203,400
3.35%, 02/09/27 (l)	105,000	107,999
3.45%, 02/09/45 (l)	85,000	80,646
3.85%, 08/04/46 (l)	243,000	245,292
4.25%, 02/09/47 (l)	46,000	49,459
Applied Materials Inc.
3.30%, 04/01/27 (l)	77,000	78,350
4.35%, 04/01/47 (l)	59,000	63,432
Aramark Services Inc. 5.13%, 01/15/24 (l)	322,000	341,835
Archer-Daniels-Midland Co. 2.50%, 08/11/26 (l)	186,000	178,231
Arconic Inc. 6.15%, 08/15/20	75,000	81,844
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 4.25%, 09/15/22 (b)(l)	250,000	256,575
Ascension Health 4.85%, 11/15/53 (l)	58,000	66,814
AstraZeneca PLC
2.38%, 11/16/20 (l)	51,000	51,232
3.13%, 06/12/27 (l)	73,000	72,142
3.38%, 11/16/25 (l)	106,000	107,909
AT&T Inc.
2.45%, 06/30/20 (l)	151,000	152,101
2.85%, 02/14/23	315,000	313,227
3.00%, 06/30/22 (l)	109,000	110,080
3.40%, 08/14/24	97,000	97,212
3.90%, 08/14/27	215,000	215,357
4.45%, 04/01/24 (l)	154,000	163,647
4.50%, 05/15/35 (l)	170,000	167,732
4.80%, 06/15/44 (l)	134,000	130,255
4.90%, 08/14/37	110,000	111,202
5.15%, 02/14/50	238,000	239,687
5.25%, 03/01/37 (l)	161,000	169,647
5.30%, 08/14/58	95,000	96,102
5.45%, 03/01/47 (l)	138,000	145,769
Bank of America Corp.
3.25%, 10/21/27 (l)	174,000	170,348
3.88%, 08/01/25 (l)	202,000	211,811
3.95%, 04/21/25 (l)	200,000	205,998
4.25%, 10/22/26 (l)	86,000	89,989

See Notes to Schedules of Investments and Notes to Financial Statements.

84	State Street Institutional Income Fund

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

Bank of America Corp. (2.37% fixed rate until 07/21/20; 0.66% + 3 month USD LIBOR thereafter) 2.37%, 07/21/21 (h)	159,000	159,010
Bank of America Corp. (3.12% fixed rate until 01/20/22; 1.16% + 3 month USD LIBOR thereafter) 3.12%, 01/20/23 (h)(l)	270,000	274,855
Bank of America Corp. (4.24% fixed rate until 04/24/37; 1.81% + 3 month USD LIBOR thereafter) 4.24%, 04/24/38 (h)(l)	234,000	246,723
Bank of America Corp. (4.44% fixed rate until 01/20/47; 1.99% + 3 month USD LIBOR thereafter) 4.44%, 01/20/48 (h)(l)	94,000	101,702
Bank of America Corp. (8.00% fixed rate until 01/30/18; 3.63% + 3 month USD LIBOR thereafter) 8.00%, 12/31/49 (h)	334,000	338,756
Barclays PLC
4.34%, 01/10/28 (l)	200,000	206,860
4.84%, 05/09/28 (l)	200,000	207,268
Barrick North America Finance LLC 5.70%, 05/30/41 (l)	42,000	50,064
BAT Capital Corp.
2.30%, 08/14/20 (b)	160,000	160,696
2.76%, 08/15/22 (b)	162,000	162,935
3.56%, 08/15/27 (b)	113,000	113,951
4.39%, 08/15/37 (b)	75,000	76,903
4.54%, 08/15/47 (b)	107,000	109,791
Baxalta Inc. 2.88%, 06/23/20 (l)	153,000	155,391
Becton Dickinson and Co.
2.89%, 06/06/22 (l)	143,000	143,543
3.70%, 06/06/27 (l)	240,000	242,738
3.73%, 12/15/24 (l)	10,000	10,262
4.67%, 06/06/47 (l)	44,000	46,072
4.69%, 12/15/44 (l)	7,000	7,364
Berkshire Hathaway Energy Co. 6.13%, 04/01/36	156,000	200,650
Berry Global Inc. 5.13%, 07/15/23 (l)	260,000	272,038
Biogen Inc. 2.90%, 09/15/20 (l)	53,000	54,267
Boardwalk Pipelines LP 4.45%, 07/15/27 (l)	63,000	64,255

	Principal Amount ($)	Fair Value $
BP Capital Markets PLC 1.38%, 05/10/18 (l)	154,000	153,904
3.22%, 11/28/23 (l)	172,000	176,040
3.28%, 09/19/27	219,000	218,945
Brighthouse Financial Inc. 3.70%, 06/22/27 (b)(l)	33,000	32,397
4.70%, 06/22/47 (b)(l)	19,000	18,619
Brixmor Operating Partnership LP 3.90%, 03/15/27 (l)	505,000	500,122
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.00%, 01/15/22 (b)(l)	137,000	139,356
3.63%, 01/15/24 (b)(l)	140,000	144,078
3.88%, 01/15/27 (b)(l)	52,000	53,555
Buckeye Partners LP 3.95%, 12/01/26 (l)	110,000	108,988
5.60%, 10/15/44 (l)	53,000	54,891
Bunge Limited Finance Corp. 3.75%, 09/25/27	156,000	155,852
CalAtlantic Group Inc. 5.25%, 06/01/26 (l)	386,000	399,510
Calpine Corp. 5.88%, 01/15/24 (b)(l)	262,000	270,856
Canadian Natural Resources Ltd. 3.85%, 06/01/27 (l)	85,000	85,809
4.95%, 06/01/47 (l)	58,000	61,240
Canadian Pacific Railway Co. 2.90%, 02/01/25 (l)	94,000	93,402
Capital One Financial Corp. 4.20%, 10/29/25 (l)	158,000	162,271
Cardinal Health Inc. 2.62%, 06/15/22 (l)	73,000	72,854
3.08%, 06/15/24 (l)	85,000	85,547
3.41%, 06/15/27 (l)	73,000	73,173
4.37%, 06/15/47 (l)	36,000	37,067
Carlson Travel Inc. 6.75%, 12/15/23 (b)(l)	252,000	250,110
Caterpillar Inc. 4.30%, 05/15/44 (l)	96,000	104,888
Catholic Health Initiatives 2.60%, 08/01/18	130,000	130,929
4.35%, 11/01/42	129,000	120,998
CBL & Associates LP 5.95%, 12/15/26 (l)	32,000	32,396
CBS Corp. 2.90%, 01/15/27 (l)	108,000	102,306
CCO Holdings LLC/CCO Holdings Capital Corp. 5.88%, 04/01/24 (b)(l)	399,000	423,459
Celgene Corp. 5.00%, 08/15/45 (l)	101,000	115,369
Cenovus Energy Inc. 5.40%, 06/15/47 (b)(l)	29,000	28,855

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Income Fund	85

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

CenterPoint Energy Inc. 2.50%, 09/01/22	160,000	159,710
CenturyLink Inc. 5.80%, 03/15/22 (l)	50,000	49,875
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.13%, 12/15/21 (b)(l)	485,000	494,700
CF Industries Inc. 7.13%, 05/01/20	151,000	167,429
Charter Communications Operating LLC/Charter Communications Operating Capital 3.58%, 07/23/20 (l)	223,000	228,978
4.91%, 07/23/25 (l)	222,000	237,533
5.38%, 05/01/47 (b)	62,000	64,348
6.38%, 10/23/35 (l)	32,000	37,301
6.48%, 10/23/45 (l)	63,000	73,873
Chevron Corp. 3.19%, 06/24/23 (l)	158,000	163,958
Church & Dwight Company Inc. 2.45%, 08/01/22	85,000	84,686
3.15%, 08/01/27	140,000	138,554
Cigna Corp. 3.25%, 04/15/25 (l)	177,000	179,175
3.88%, 10/15/47	93,000	92,997
Cimarex Energy Co. 3.90%, 05/15/27 (l)	98,000	99,766
Cisco Systems Inc. 2.50%, 09/20/26 (l)	170,000	164,903
Citigroup Inc. 2.05%, 12/07/18 (l)	321,000	321,571
2.90%, 12/08/21	159,000	160,924
4.45%, 09/29/27 (l)	115,000	121,366
Citigroup Inc. (2.88% fixed rate until 07/24/22; 0.95% + 3 month USD LIBOR thereafter) 2.88%, 07/24/23 (h)	315,000	315,334
Citigroup Inc. (3.67% fixed rate until 07/24/27; 1.39% + 3 month USD LIBOR thereafter) 3.67%, 07/24/28 (h)	157,000	158,550
Citigroup Inc. (4.28% fixed rate until 04/24/47; 1.84% + 3 month USD LIBOR thereafter) 4.28%, 04/24/48 (h)(l)	232,000	243,412
CMS Energy Corp. 4.88%, 03/01/44 (l)	215,000	240,052
CNA Financial Corp. 3.45%, 08/15/27	96,000	94,854
5.88%, 08/15/20 (l)	303,000	330,658
CNH Industrial N.V. 4.50%, 08/15/23 (l)	380,000	402,420

	Principal Amount ($)	Fair Value $
CNOOC Nexen Finance 2014 ULC 4.25%, 04/30/24	233,000	247,674
Columbia Pipeline Group Inc. 3.30%, 06/01/20 (l)	96,000	98,168
Comcast Corp. 4.20%, 08/15/34 (l)	154,000	162,898
4.60%, 08/15/45 (l)	108,000	118,761
Concho Resources Inc. 3.75%, 10/01/27	47,000	47,305
4.88%, 10/01/47	62,000	64,825
ConocoPhillips Co. 3.35%, 11/15/24 (l)	108,000	111,108
5.95%, 03/15/46 (l)	38,000	49,257
Consolidated Edison Company of New York Inc. 2.90%, 12/01/26 (l)	150,000	147,627
Constellation Brands Inc. 2.70%, 05/09/22 (l)	144,000	144,249
3.50%, 05/09/27 (l)	90,000	90,890
4.50%, 05/09/47 (l)	44,000	46,387
Continental Resources Inc. 5.00%, 09/15/22	75,000	76,222
Corporation Andina de Fomento 2.20%, 07/18/20	157,000	157,199
Costco Wholesale Corp. 3.00%, 05/18/27 (l)	149,000	149,016
Credit Agricole S.A. 3.25%, 10/04/24 (b)(c)	250,000	249,955
Credit Suisse AG 1.70%, 04/27/18 (l)	391,000	391,308
Credit Suisse Group Funding Guernsey Ltd. 3.13%, 12/10/20	250,000	254,995
3.80%, 06/09/23 (l)	275,000	284,529
CSX Corp. 4.50%, 08/01/54 (l)	93,000	95,644
CVS Health Corp. 3.88%, 07/20/25 (l)	95,000	99,059
5.13%, 07/20/45 (l)	224,000	257,416
Daimler Finance North America LLC 2.38%, 08/01/18 (b)(l)	333,000	334,820
Dana Financing Luxembourg Sarl 6.50%, 06/01/26 (b)(l)	386,000	416,880
Danaher Corp. 4.38%, 09/15/45 (l)	42,000	45,694
Dell International LLC/EMC Corp. 3.48%, 06/01/19 (b)(l)	284,000	289,538
4.42%, 06/15/21 (b)(l)	173,000	181,491
6.02%, 06/15/26 (b)(l)	92,000	102,062
8.35%, 07/15/46 (b)(l)	56,000	71,770

See Notes to Schedules of Investments and Notes to Financial Statements.

86	State Street Institutional Income Fund

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

Delphi Automotive PLC 4.40%, 10/01/46 (l)	100,000	100,798
Deutsche Bank AG 2.70%, 07/13/20	313,000	314,477
Devon Energy Corp. 5.00%, 06/15/45 (l)	86,000	90,604
5.85%, 12/15/25 (l)	48,000	55,392
Diageo Investment Corp. 2.88%, 05/11/22 (l)	146,000	149,632
Discover Bank 3.10%, 06/04/20 (l)	298,000	304,356
Discovery Communications LLC 2.20%, 09/20/19	155,000	155,563
3.95%, 03/20/28	155,000	154,674
5.00%, 09/20/37	60,000	61,265
5.20%, 09/20/47	60,000	61,015
Dollar General Corp. 1.88%, 04/15/18 (l)	313,000	313,326
Dominion Energy Inc. 2.58%, 07/01/20 (l)	136,000	136,817
3.63%, 12/01/24 (l)	124,000	128,189
DTE Energy Co. 2.85%, 10/01/26 (l)	151,000	144,469
Duke Energy Corp. 3.75%, 09/01/46 (l)	100,000	96,257
Duke Energy Progress LLC 4.15%, 12/01/44 (l)	130,000	138,173
Duquesne Light Holdings Inc. 3.62%, 08/01/27 (b)	160,000	159,158
Eastman Chemical Co. 3.60%, 08/15/22 (l)	63,000	65,502
Eaton Corp. 3.10%, 09/15/27	155,000	153,321
Ecopetrol S.A. 5.88%, 05/28/45	198,000	194,238
EI du Pont de Nemours & Co. 0.53% + 3 month USD LIBOR 1.84%, 05/01/20 (h)(l)	141,000	142,189
Electricite de France S.A. 2.15%, 01/22/19 (b)	392,000	393,526
Eli Lilly & Co. 3.10%, 05/15/27 (l)	72,000	72,750
3.70%, 03/01/45 (l)	31,000	31,131
3.95%, 05/15/47 (l)	43,000	45,072
Embraer Netherlands Finance BV 5.40%, 02/01/27 (l)	51,000	55,137
EMC Corp. 2.65%, 06/01/20	377,000	372,287
Emera US Finance LP 3.55%, 06/15/26 (l)	53,000	53,347
4.75%, 06/15/46 (l)	25,000	26,885
Enbridge Energy Partners LP 5.50%, 09/15/40 (l)	33,000	34,769

	Principal Amount ($)	Fair Value $
Enbridge Inc. (5.50% fixed rate until 07/15/27; 3.42% + 3 month USD LIBOR until 07/15/47; 4.17% + 3 month USD LIBOR thereafter) 5.50%, 07/15/77 (h)	139,000	140,854
Encana Corp. 3.90%, 11/15/21 (l)	170,000	174,462
Endo Dac/Endo Finance LLC/Endo Finco Inc. 5.88%, 10/15/24 (b)(l)	251,000	263,249
Enel Finance International N.V. 3.63%, 05/25/27 (b)(l)	271,000	271,551
Energy Transfer Equity LP 5.88%, 01/15/24 (l)	610,000	655,750
Energy Transfer LP 5.30%, 04/15/47 (l)	86,000	86,132
6.50%, 02/01/42 (l)	157,000	177,983
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23	129,000	135,078
EnLink Midstream Partners LP (6.00% fixed rate until 12/15/22; 4.11% + 3 month USD LIBOR thereafter) 6.00%, 12/31/99 (h)	199,000	199,197
Entergy Louisiana LLC 3.05%, 06/01/31 (l)	76,000	73,328
Enterprise Products Operating LLC 3.95%, 02/15/27 (l)	141,000	147,996
EOG Resources Inc. 4.15%, 01/15/26 (l)	166,000	176,096
EQT Corp. 3.00%, 10/01/22 (c)	157,000	157,576
3.90%, 10/01/27 (c)	157,000	157,094
ERP Operating LP 4.50%, 07/01/44 (l)	71,000	75,951
Exelon Corp. 3.50%, 06/01/22 (l)	270,000	277,881
4.45%, 04/15/46 (l)	95,000	99,435
Express Scripts Holding Co. 3.40%, 03/01/27 (l)	170,000	168,133
4.80%, 07/15/46 (l)	55,000	58,189
Exxon Mobil Corp. 2.22%, 03/01/21	133,000	133,938
3.04%, 03/01/26	85,000	86,527
FedEx Corp. 4.10%, 02/01/45	2,000	1,976
FirstEnergy Corp. 3.90%, 07/15/27	66,000	67,228
4.85%, 07/15/47	41,000	43,029
Florida Power & Light Co. 4.13%, 02/01/42	134,000	143,933

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Income Fund	87

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

Ford Motor Co. 4.35%, 12/08/26	116,000	120,597
Ford Motor Credit Company LLC 3.22%, 01/09/22	255,000	258,545
Freeport-McMoRan Inc. 3.10%, 03/15/20	226,000	226,452
Frontier Communications Corp. 7.13%, 03/15/19	407,000	402,930
11.00%, 09/15/25	151,000	128,350
General Dynamics Corp. 2.13%, 08/15/26	110,000	103,358
General Motors Co. 5.20%, 04/01/45	32,000	32,335
General Motors Financial Company Inc. 3.15%, 01/15/20	207,000	210,836
5.25%, 03/01/26	174,000	189,503
Georgia-Pacific LLC 3.60%, 03/01/25 (b)	49,000	50,635
Gilead Sciences Inc. 1.95%, 03/01/22	110,000	108,315
2.95%, 03/01/27	91,000	90,103
3.65%, 03/01/26	115,000	120,038
4.15%, 03/01/47	102,000	104,698
4.80%, 04/01/44	72,000	80,773
Glencore Finance Canada Ltd. 5.55%, 10/25/42 (b)	57,000	63,047
Glencore Funding LLC 4.00%, 03/27/27 (b)	165,000	165,999
Grupo Televisa SAB 5.00%, 05/13/45	209,000	209,395
H&E Equipment Services Inc. 5.63%, 09/01/25 (b)	20,000	21,050
Halliburton Co. 3.80%, 11/15/25	142,000	146,003
5.00%, 11/15/45	95,000	104,101
Hess Corp. 4.30%, 04/01/27	92,000	91,515
5.60%, 02/15/41	76,000	75,862
5.80%, 04/01/47	56,000	57,525
Hewlett Packard Enterprise Co. 6.35%, 10/15/45	56,000	59,339
HSBC Holdings PLC 4.25%, 03/14/24 (l)	248,000	259,249
HSBC Holdings PLC (3.26% fixed rate until 03/13/22; 1.06% + 3 month USD LIBOR thereafter) 3.26%, 03/13/23 (h)(l)	200,000	204,212
HSBC Holdings PLC (6.00% fixed rate until 05/22/27; 3.75% + USD 5 year Mid-Market Swap Rate thereafter) 6.00%, 12/31/99 (h)	220,000	230,098

	Principal Amount ($)	Fair Value $
Hyundai Capital America 2.13%, 10/02/17 (b)	207,000	207,000
3.10%, 04/05/22 (b)	79,000	78,606
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.00%, 08/01/20	226,000	233,232
Ingersoll-Rand Luxembourg Finance S.A. 3.55%, 11/01/24	206,000	213,364
Ingles Markets Inc. 5.75%, 06/15/23	49,000	48,020
Intel Corp. 2.60%, 05/19/26	130,000	126,937
2.88%, 05/11/24	145,000	146,740
International Business Machines Corp. 3.30%, 01/27/27	103,000	104,640
3.63%, 02/12/24	185,000	194,006
International Flavors & Fragrances Inc. 4.38%, 06/01/47	44,000	45,213
International Paper Co. 4.40%, 08/15/47	122,000	123,296
Interstate Power & Light Co. 3.40%, 08/15/25	100,000	101,360
Intesa Sanpaolo S.p.A. 3.88%, 07/14/27 (b)	219,000	219,828
IPALCO Enterprises Inc. 3.70%, 09/01/24 (b)	20,000	20,174
j2 Cloud Services LLC/j2 Global Co-Obligor Inc. 6.00%, 07/15/25 (b)	21,000	21,920
JB Poindexter & Company Inc. 9.00%, 04/01/22 (b)	120,000	125,400
JBS USA LUX S.A./JBS USA Finance Inc. 5.75%, 06/15/25 (b)	86,000	84,956
Jefferies Group LLC
5.13%, 01/20/23	121,000	132,144
6.50%, 01/20/43	132,000	151,304
Johnson & Johnson 3.63%, 03/03/37	130,000	135,561
Johnson Controls International PLC 4.50%, 02/15/47	58,000	61,525
JPMorgan Chase & Co.
2.55%, 10/29/20 (l)	146,000	147,635
3.30%, 04/01/26 (l)	196,000	196,639
3.63%, 12/01/27 (l)	113,000	113,254
JPMorgan Chase & Co. (3.22% fixed rate until 03/01/24; 1.16% + 3 month USD LIBOR thereafter) 3.22%, 03/01/25 (h)	157,000	159,495

See Notes to Schedules of Investments and Notes to Financial Statements.

88	State Street Institutional Income Fund

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

JPMorgan Chase & Co. (3.78% fixed rate until 02/01/27; 1.34% + 3 month USD LIBOR thereafter) 3.78%, 02/01/28 (h)	133,000	136,833
JPMorgan Chase & Co. (3.88% fixed rate until 07/24/17; 1.36% + 3 month USD LIBOR thereafter) 3.88%, 07/24/38 (h)	197,000	198,064
JPMorgan Chase & Co. (3.54% fixed rate until 05/01/27; 1.38% + 3 month USD LIBOR thereafter) 3.54%, 05/01/28 (h)	173,000	174,955
JPMorgan Chase & Co. (4.03% fixed rate until 07/24/47; 1.46% + 3 month USD LIBOR thereafter) 4.03%, 07/24/48 (h)	152,000	153,642
JPMorgan Chase & Co. (6.10% fixed rate until 10/01/24; 3.33% + 3 month USD LIBOR thereafter) 6.10%, 10/29/49 (h)(l)	389,000	429,355
JPMorgan Chase & Co. (7.90% fixed rate until 04/30/18; 3.47% + 3 month USD LIBOR thereafter) 7.90%, 12/29/49 (h)	156,000	160,454
KB Home 7.00%, 12/15/21	239,000	267,232
Kinder Morgan Energy Partners LP
3.50%, 09/01/23	103,000	104,233
6.38%, 03/01/41	74,000	85,288
Kinder Morgan Inc.
3.05%, 12/01/19	70,000	71,250
5.05%, 02/15/46	74,000	76,007
5.55%, 06/01/45	95,000	102,364
Kraft Heinz Foods Co. 3.00%, 06/01/26	30,000	28,806
4.38%, 06/01/46	87,000	85,538
L Brands Inc. 5.63%, 02/15/22	4,000	4,270
Lee Enterprises Inc. 9.50%, 03/15/22 (b)	353,000	366,017
Lennar Corp.
4.50%, 11/15/19	118,000	122,056
4.75%, 05/30/25	176,000	183,810
Levi Strauss & Co. 5.00%, 05/01/25	262,000	276,410
Lincoln National Corp. 3.63%, 12/12/26	128,000	129,599

	Principal Amount ($)	Fair Value $
Lithia Motors Inc. 5.25%, 08/01/25 (b)	48,000	49,800
Lockheed Martin Corp.
3.55%, 01/15/26	80,000	82,662
3.80%, 03/01/45	65,000	63,469
4.70%, 05/15/46	72,000	80,598
Lowe’s Companies Inc. 3.70%, 04/15/46	89,000	86,356
LYB International Finance BV 4.88%, 03/15/44	57,000	62,387
LYB International Finance II BV 3.50%, 03/02/27	173,000	172,419
Macy’s Retail Holdings Inc. 4.30%, 02/15/43	46,000	37,097
Marathon Oil Corp. 3.85%, 06/01/25	94,000	93,967
Marathon Petroleum Corp. 3.63%, 09/15/24	130,000	132,443
Marsh & McLennan Companies Inc. 3.50%, 03/10/25	171,000	176,363
Masco Corp.
4.38%, 04/01/26	38,000	40,304
McDonald’s Corp.
3.70%, 01/30/26	70,000	72,959
4.88%, 12/09/45	72,000	80,957
Medtronic Inc.
3.50%, 03/15/25	24,000	25,026
4.63%, 03/15/45	97,000	110,461
Memorial Sloan-Kettering Cancer Center 4.13%, 07/01/52	122,000	125,461
Merck & Company Inc. 2.75%, 02/10/25	166,000	166,505
MetLife Inc. 4.72%, 12/15/44	106,000	118,046
Mexichem SAB de C.V.
4.00%, 10/04/27 (b)(c)	200,000	198,996
5.50%, 01/15/48 (b)(c)	200,000	197,256
MGM Resorts International
5.25%, 03/31/20 (l)	267,000	282,700
6.63%, 12/15/21 (l)	438,000	493,407
Microsoft Corp.
1.55%, 08/08/21 (l)	169,000	165,906
2.40%, 08/08/26 (l)	43,000	41,581
3.45%, 08/08/36 (l)	110,000	110,730
3.70%, 08/08/46 (l)	67,000	67,606
4.00%, 02/12/55 (l)	144,000	149,206
4.10%, 02/06/37 (l)	64,000	69,702
4.25%, 02/06/47 (l)	120,000	132,593
Mizuho Bank Ltd. 2.45%, 04/16/19 (b)	523,000	526,447
Mizuho Financial Group Inc. 2.63%, 04/12/21 (b)	231,000	230,810

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Income Fund	89

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

Molina Healthcare Inc. 4.88%, 06/15/25 (b)	149,000	146,765
Molson Coors Brewing Co.
2.10%, 07/15/21	244,000	240,745
3.00%, 07/15/26	86,000	83,767
4.20%, 07/15/46	78,000	78,199
Monsanto Co. 4.70%, 07/15/64	35,000	35,114
Morgan Stanley
2.45%, 02/01/19 (l)	182,000	183,234
2.63%, 11/17/21 (l)	198,000	198,602
2.65%, 01/27/20 (l)	73,000	73,850
2.75%, 05/19/22	159,000	159,798
3.70%, 10/23/24 (l)	72,000	74,646
3.95%, 04/23/27 (l)	246,000	250,627
4.10%, 05/22/23 (l)	182,000	190,536
Morgan Stanley (3.59% fixed rate until 07/22/27; 1.34% + 3 month USD LIBOR thereafter) 3.59%, 07/22/28 (h)	251,000	252,119
Morgan Stanley (3.97% fixed rate until 07/22/37; 1.46% + 3 month USD LIBOR thereafter) 3.97%, 07/22/38 (h)	95,000	95,533
MPLX LP 5.20%, 03/01/47	56,000	58,709
Murphy Oil Corp. 5.75%, 08/15/25	260,000	267,462
National Retail Properties Inc. 4.00%, 11/15/25	172,000	176,345
Navient Corp. 8.00%, 03/25/20	302,000	332,593
NCL Corporation Ltd. 4.63%, 11/15/20 (b)	220,000	228,250
Newell Brands Inc.
3.85%, 04/01/23	175,000	183,801
4.20%, 04/01/26	116,000	122,236
5.50%, 04/01/46	46,000	54,624
Newmont Mining Corp. 4.88%, 03/15/42	136,000	145,554
Nexen Energy ULC 6.40%, 05/15/37	87,000	111,667
NGPL PipeCo LLC 4.88%, 08/15/27 (b)	41,000	42,964
Noble Energy Inc. 3.90%, 11/15/24	175,000	179,368
Nordstrom Inc. 5.00%, 01/15/44	8,000	7,860
Northern States Power Co. 2.20%, 08/15/20	427,000	429,045
Northrop Grumman Corp. 3.85%, 04/15/45	37,000	36,005
Novartis Capital Corp. 4.00%, 11/20/45	20,000	21,306

	Principal Amount ($)	Fair Value $
NRG Energy Inc. 6.25%, 07/15/22	227,000	238,350
Nucor Corp. 4.13%, 09/15/22	84,000	89,622
NuStar Logistics LP 4.80%, 09/01/20	151,000	157,085
Occidental Petroleum Corp. 4.10%, 02/15/47	57,000	58,379
Omnicom Group Inc. 3.63%, 05/01/22	138,000	143,854
Oncor Electric Delivery Company LLC 3.80%, 09/30/47 (b)	24,000	24,177
Oracle Corp.
1.90%, 09/15/21	110,000	109,216
2.40%, 09/15/23	127,000	126,298
4.00%, 07/15/46	110,000	113,743
4.13%, 05/15/45	63,000	65,949
Owens-Brockway Glass Container Inc. 6.38%, 08/15/25 (b)	300,000	339,375
Pacific Gas & Electric Co. 3.40%, 08/15/24	640,000	661,280
PacifiCorp 6.25%, 10/15/37	258,000	345,465
Parker-Hannifin Corp. 3.25%, 03/01/27 (b)	183,000	184,127
PepsiCo Inc. 3.45%, 10/06/46	69,000	65,445
Perrigo Finance Unlimited Co. 3.90%, 12/15/24	250,000	255,157
Petroleos Mexicanos
4.50%, 01/23/26 (l)	253,000	252,385
5.38%, 03/13/22 (b)(l)	250,000	267,062
5.63%, 01/23/46 (l)	94,000	87,649
6.50%, 03/13/27 (b)(l)	150,000	166,140
6.75%, 09/21/47 (l)	200,000	213,220
PetSmart Inc. 5.88%, 06/01/25 (b)	260,000	226,850
Pfizer Inc.
3.00%, 12/15/26	152,000	153,921
4.13%, 12/15/46	93,000	99,676
4.40%, 05/15/44	46,000	51,049
Philip Morris International Inc. 4.13%, 03/04/43	136,000	139,117
Plains All American Pipeline LP/PAA Finance Corp.
4.70%, 06/15/44	75,000	67,815
5.75%, 01/15/20	110,000	117,061
Potash Corporation of Saskatchewan Inc. 4.00%, 12/15/26	104,000	108,411
PPL Capital Funding Inc. 3.10%, 05/15/26	168,000	165,404

See Notes to Schedules of Investments and Notes to Financial Statements.

90	State Street Institutional Income Fund

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

Precision Castparts Corp. 4.38%, 06/15/45	102,000	111,864
Prudential Financial Inc. (4.50% fixed rate until 09/15/27; 2.38% + 3 month USD LIBOR thereafter) 4.50%, 09/15/47 (h)	78,000	79,328
Prudential Financial Inc. (5.38% fixed rate until 05/15/25; 3.03% + 3 month USD LIBOR thereafter) 5.38%, 05/15/45 (h)	178,000	192,751
PulteGroup Inc. 5.50%, 03/01/26	340,000	370,736
QUALCOMM Inc.
2.10%, 05/20/20	143,000	143,595
2.90%, 05/20/24	143,000	143,674
3.25%, 05/20/27	50,000	50,385
4.30%, 05/20/47	34,000	34,821
Realty Income Corp. 3.00%, 01/15/27	277,000	264,322
Reynolds American Inc. 5.85%, 08/15/45	47,000	57,047
Rio Tinto Finance USA PLC 4.13%, 08/21/42	96,000	100,041
Rockwell Collins Inc. 3.20%, 03/15/24 (l)	97,000	98,799
3.50%, 03/15/27 (l)	33,000	33,649
4.35%, 04/15/47 (l)	71,000	73,836
Rogers Communications Inc. 5.00%, 03/15/44 (l)	63,000	71,207
Royal Bank of Scotland Group PLC (3.50% fixed rate until 05/15/22; 1.48% + 3 month USD LIBOR thereafter) 3.50%, 05/15/23 (h)	200,000	201,558
RPM International Inc. 3.75%, 03/15/27 (l)	191,000	193,790
Ryder System Inc. 2.45%, 09/03/19 (l)	240,000	241,699
Sabine Pass Liquefaction LLC
4.20%, 03/15/28	421,000	423,699
5.00%, 03/15/27	72,000	76,566
Santander Holdings USA Inc.
2.65%, 04/17/20	287,000	288,326
3.70%, 03/28/22 (b)(l)	249,000	253,793
4.40%, 07/13/27 (b)	110,000	112,199
Santander UK Group Holdings PLC 4.75%, 09/15/25 (b)(l)	200,000	208,920
Schlumberger Holdings Corp. 3.00%, 12/21/20 (b)(l)	71,000	72,715
Select Income REIT 4.25%, 05/15/24 (l)	161,000	162,676

	Principal Amount ($)	Fair Value $
Shell International Finance BV 2.88%, 05/10/26 (l)	171,000	170,116
3.75%, 09/12/46 (l)	58,000	56,258
4.13%, 05/11/35 (l)	85,000	89,863
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (l)	26,000	25,830
3.20%, 09/23/26 (l)	86,000	84,750
Simon Property Group LP 3.38%, 06/15/27	159,000	159,752
Sinclair Television Group Inc. 5.38%, 04/01/21 (l)	459,000	471,049
Smithfield Foods Inc.
2.70%, 01/31/20 (b)(l)	74,000	74,228
4.25%, 02/01/27 (b)(l)	116,000	119,920
Southern California Edison Co. 2.40%, 02/01/22 (l)	170,000	170,513
Southern Copper Corp. 5.88%, 04/23/45 (l)	100,000	114,755
Spectra Energy Partners LP
3.38%, 10/15/26 (l)	92,000	91,332
4.50%, 03/15/45 (l)	37,000	37,454
Standard Industries Inc. 5.38%, 11/15/24 (b)	325,000	345,312
Statoil ASA 3.95%, 05/15/43 (l)	107,000	107,554
Sumitomo Life Insurance Co. (4.00% fixed rate until 09/14/27; 2.99% + 3 month USD LIBOR thereafter) 4.00%, 09/14/77 (b)(h)	200,000	196,278
Sumitomo Mitsui Banking Corp. 2.25%, 07/11/19	254,000	254,975
Sunoco Logistics Partners Operations LP 5.40%, 10/01/47	153,000	156,094
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (l)	326,000	335,780
6.25%, 04/15/21 (l)	125,000	130,987
SunTrust Banks Inc. (5.05% fixed rate until 06/15/22; 3.10% + 3 month USD LIBOR thereafter) 5.05%, 12/31/99 (h)(l)	402,000	411,045
SUPERVALU Inc. 6.75%, 06/01/21 (l)	92,000	87,860
Sysco Corp. 3.25%, 07/15/27	143,000	142,268
T-Mobile USA Inc. 6.63%, 04/01/23 (l)	272,000	284,920
Tampa Electric Co. 4.35%, 05/15/44 (l)	177,000	186,475
Target Corp. 2.50%, 04/15/26 (l)	174,000	166,549

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Income Fund	91

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

Teachers Insurance & Annuity Association of America 4.90%, 09/15/44 (b)(l)	108,000	121,973
Teck Resources Ltd. 4.75%, 01/15/22	133,000	140,398
TEGNA Inc. 5.50%, 09/15/24 (b)(l)	113,000	118,932
Telefonica Emisiones SAU 4.10%, 03/08/27 (l)	189,000	195,615
Tenet Healthcare Corp.
4.75%, 06/01/20	226,000	232,690
6.00%, 10/01/20 (l)	424,000	451,857
Teva Pharmaceutical Finance Netherlands III BV
1.40%, 07/20/18	158,000	157,265
1.70%, 07/19/19	95,000	93,634
3.15%, 10/01/26 (l)	182,000	167,937
4.10%, 10/01/46 (l)	63,000	53,684
The Allstate Corp. 4.20%, 12/15/46 (l)	89,000	94,658
The Allstate Corp. (5.75% fixed rate until 08/15/23; 2.94% + 3 month USD LIBOR thereafter) 5.75%, 08/15/53 (h)(l)	201,000	220,175
The Bank of New York Mellon (3.44% fixed rate until 02/07/27; 1.07% + 3 month USD LIBOR thereafter) 3.44%, 02/07/28 (h)(l)	191,000	195,849
The Bank of New York Mellon (4.63% fixed rate until 09/20/26; 3.13% + 3 month USD LIBOR thereafter) 4.63%, 12/29/49 (h)(l)	405,000	413,181
The Bank of Tokyo-Mitsubishi UFJ Ltd. 2.30%, 03/10/19 (b)(l)	400,000	401,885
The Dow Chemical Co. 4.25%, 10/01/34 (l)	161,000	165,917
The Estee Lauder Companies Inc. 3.15%, 03/15/27 (l)	124,000	125,710
The Goldman Sachs Group Inc.
2.30%, 12/13/19	157,000	157,699
2.35%, 11/15/21 (l)	194,000	192,392
2.63%, 04/25/21	222,000	223,037
2.90%, 07/19/18 (l)	231,000	233,100
3.85%, 01/26/27 (l)	269,000	274,431
4.25%, 10/21/25	59,000	61,535
4.80%, 07/08/44	128,000	143,151
5.15%, 05/22/45	165,000	188,892
The Goldman Sachs Group Inc. (2.91% fixed rate until 07/22/24; 0.99% + 3 month USD LIBOR thereafter) 2.91%, 07/24/23 (h)	161,000	161,121

	Principal Amount ($)	Fair Value $
The Goldman Sachs Group Inc. (2.91% fixed rate until 06/05/22; 1.05% + 3 month USD LIBOR thereafter) 2.91%, 06/05/23 (h)	316,000	316,303
The Goldman Sachs Group Inc. (3.27% fixed rate until 09/29/24; 1.20% + 3 month USD LIBOR thereafter) 3.27%, 09/29/25 (h)	175,000	175,392
The Goldman Sachs Group Inc. (3.69% fixed rate until 06/05/27; 1.51% + 3 month USD LIBOR thereafter) 3.69%, 06/05/28 (h)	157,000	158,498
The Home Depot Inc.
3.35%, 09/15/25	162,000	167,604
3.50%, 09/15/56	131,000	120,616
3.90%, 06/15/47	88,000	90,040
The Kroger Co.
2.95%, 11/01/21	206,000	207,829
4.65%, 01/15/48	97,000	94,194
The Mosaic Co. 5.63%, 11/15/43	37,000	37,801
The Nielsen Company Luxembourg Sarl 5.00%, 02/01/25 (b)	250,000	260,000
The Sherwin-Williams Co.
2.25%, 05/15/20 (l)	141,000	141,554
2.75%, 06/01/22 (l)	59,000	59,391
3.13%, 06/01/24 (l)	142,000	143,008
3.45%, 06/01/27 (l)	96,000	96,784
4.50%, 06/01/47 (l)	60,000	63,064
The Southern Co.
3.25%, 07/01/26 (l)	28,000	27,679
4.40%, 07/01/46 (l)	42,000	43,506
The Southern Co. (5.50% fixed rate until 03/15/22; 3.63% + 3 month USD LIBOR thereafter) 5.50%, 03/15/57 (h)(l)	174,000	184,477
The Walt Disney Co. 4.13%, 06/01/44	39,000	40,843
Time Warner Cable LLC
4.50%, 09/15/42 (l)	32,000	30,282
6.55%, 05/01/37 (l)	106,000	124,468
Time Warner Inc.
3.80%, 02/15/27 (l)	163,000	163,315
5.35%, 12/15/43 (l)	142,000	153,011
TransCanada PipeLines Ltd. 4.88%, 01/15/26 (l)	42,000	47,223
Tyco Electronics Group S.A.
2.35%, 08/01/19 (l)	295,000	296,573
3.13%, 08/15/27	160,000	158,621

See Notes to Schedules of Investments and Notes to Financial Statements.

92	State Street Institutional Income Fund

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

Tyson Foods Inc.
2.65%, 08/15/19 (l)	53,000	53,626
4.55%, 06/02/47	59,000	63,111
U.S. Bancorp (5.13% fixed rate until 01/15/21; 3.49% + 3 month USD LIBOR thereafter) 5.13%, 12/29/49 (h)(l)	345,000	365,700
UBS Group Funding Switzerland AG 2.95%, 09/24/20 (b)(l)	401,000	407,074
Union Pacific Corp.
3.60%, 09/15/37	37,000	37,541
4.10%, 09/15/67	62,000	62,712
United Technologies Corp.
2.65%, 11/01/26 (l)	148,000	142,885
3.75%, 11/01/46 (l)	65,000	62,713
UnitedHealth Group Inc. 4.75%, 07/15/45 (l)	28,000	32,321
Vale Overseas Ltd.
4.38%, 01/11/22 (l)	127,000	132,174
5.88%, 06/10/21 (l)	255,000	280,209
6.25%, 08/10/26	57,000	64,779
6.88%, 11/10/39 (l)	75,000	86,074
Valvoline Inc. 4.38%, 08/15/25 (b)	40,000	40,600
Ventas Realty LP 3.25%, 10/15/26	201,000	195,513
Verizon Communications Inc.
3.38%, 02/15/25 (b)	174,000	174,701
4.40%, 11/01/34 (l)	84,000	83,967
4.67%, 03/15/55 (l)	110,000	104,695
4.86%, 08/21/46 (l)	387,000	394,380
5.25%, 03/16/37	101,000	110,850
Viacom Inc.
3.45%, 10/04/26	107,000	102,861
5.25%, 04/01/44	99,000	94,886
Videotron Ltd. 5.13%, 04/15/27 (b)	18,000	18,715
Virgin Media Finance PLC 5.75%, 01/15/25 (b)	439,000	454,914
Virginia Electric & Power Co. 4.00%, 11/15/46	100,000	102,692
Visa Inc.
3.15%, 12/14/25	52,000	53,285
4.30%, 12/14/45	83,000	91,658
Volkswagen Group of America Finance LLC 0.44% + 3 month USD LIBOR 1.76%, 11/20/17 (b)(h)	211,000	211,087
Vulcan Materials Co. 3.90%, 04/01/27	72,000	73,630
W.R. Grace & Co. 5.63%, 10/01/24 (b)	438,000	481,252

	Principal Amount ($)	Fair Value $
Wabtec Corp. 3.45%, 11/15/26	113,000	111,131
Walgreens Boots Alliance Inc. 4.65%, 06/01/46	57,000	59,848
WEC Energy Group Inc. 3.55%, 06/15/25	202,000	208,141
WellCare Health Plans Inc. 5.25%, 04/01/25	202,000	212,605
Wells Fargo & Co.
2.63%, 07/22/22	115,000	115,177
3.90%, 05/01/45 (l)	78,000	78,257
4.75%, 12/07/46 (l)	121,000	132,658
Wells Fargo & Co. 1.31% + 3 month USD LIBOR 3.58%, 05/22/28 (h)	157,000	159,236
Wells Fargo & Co. 3.11% + 3 month USD LIBOR 5.90%, 12/29/49 (h)	227,000	247,146
Wells Fargo & Co. 3.77% + 3 month USD LIBOR 7.98%, 03/29/49 (h)	156,000	159,905
Wells Fargo & Co. 3.99% + 3 month USD LIBOR 5.88%, 12/29/49 (h)(l)	240,000	267,120
Western Digital Corp. 7.38%, 04/01/23 (b)	65,000	71,256
Western Gas Partners LP 5.38%, 06/01/21	133,000	142,616
Westlake Chemical Corp. 3.60%, 08/15/26	89,000	89,102
5.00%, 08/15/46	37,000	40,331
WestRock Co. 3.00%, 09/15/24 (b)	122,000	122,148
Williams Partners LP 3.75%, 06/15/27	59,000	58,954
3.90%, 01/15/25	140,000	142,934
4.90%, 01/15/45	58,000	58,768
5.40%, 03/04/44	32,000	34,584
Willis North America Inc. 3.60%, 05/15/24	169,000	172,706
Windstream Services LLC 6.38%, 08/01/23	409,000	289,367
WPP Finance 2010 3.75%, 09/19/24	298,000	304,940
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/27 (b)	202,000	205,272
Xilinx Inc. 2.95%, 06/01/24	115,000	115,145
XPO Logistics Inc. 6.50%, 06/15/22 (b)	386,000	406,265

		89,082,339

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Income Fund	93

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

Non-Agency Collateralized Mortgage Obligations - 4.8%
American Tower Trust I (REIT) 1.55%, 03/15/43 (b)	644,000	642,827
Banc of America Commercial Mortgage Trust 2008-1 6.51%, 02/10/51 (h)(l)	37,438	37,606
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18 6.09%, 06/11/50 (h)(l)	171,547	171,611
BXP Trust 2017-GM 3.38%, 06/13/39 (b)	711,000	723,727
Citigroup Commercial Mortgage Trust 2016-P5 2.94%, 10/10/49 (l)	408,463	402,890
Citigroup Commercial Mortgage Trust 2016-P6 3.72%, 12/10/49 (h)	1,148,803	1,205,807
4.03%, 12/10/49 (h)	345,016	360,805
COMM 2013-LC13 Mortgage Trust 4.56%, 08/10/46 (b)(h)(l)	175,000	191,195
COMM 2014-CR14 Mortgage Trust 4.53%, 02/10/47 (h)	245,000	264,892
GS Mortgage Securities Trust 2015-GC28 1.29%, 02/10/48 (g)(h)(l)	2,804,351	153,062
GS Mortgage Securities Trust 2016-GS3 2.85%, 10/10/49	759,000	746,480
GS Mortgage Securities Trust 2017-GS5 3.67%, 03/10/50 (l)	830,046	869,017
GS Mortgage Securities Trust II 2012-GCJ9 2.30%, 11/10/45 (g)(h)	747,524	62,434
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 1.83%, 12/15/47 (g)(h)(l)	1,027,031	64,288
JPMBB Commercial Mortgage Securities Trust 2013-C12 4.16%, 07/15/45 (h)(l)	125,000	131,865
JPMDB Commercial Mortgage Securities Trust 2017-C5 3.69%, 03/15/50 (l)	768,541	804,173
LB-UBS Commercial Mortgage Trust 2004-C8 0.38%, 12/15/39 (b)(g)(h)(l)	68,111	117
LB-UBS Commercial Mortgage Trust 2007-C6 6.11%, 07/15/40 (h)(l)	82,851	82,826
6.11%, 07/15/40 (b)(l)	162,752	162,752

	Principal Amount ($)	Fair Value $
MASTR Alternative Loan Trust 2003-5 5.00%, 08/25/18 (g)	3,693	15
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 1.54%, 02/15/48 (g)(h)(l)	3,173,220	225,448
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 1.10%, 03/15/48 (g)(h)	3,835,255	201,073
Morgan Stanley Capital I Trust 2006-IQ11 6.39%, 10/15/42 (h)	270,000	266,521
Morgan Stanley Capital I Trust 2006-T21 5.27%, 10/12/52 (h)	43,036	43,007
Morgan Stanley Capital I Trust 2007-IQ16 6.32%, 12/12/49 (h)	91,064	91,645
Morgan Stanley Capital I Trust 2008-T29 6.50%, 01/11/43 (h)	250,000	251,582
Morgan Stanley Capital I Trust 2016-UBS9 1.39%, 03/15/49 (g)(h)	4,704,849	341,315
Wells Fargo Commercial Mortgage Trust 2015-C26 1.43%, 02/15/48 (g)(h)	3,144,902	220,559
Wells Fargo Commercial Mortgage Trust 2017-RB1 3.64%, 03/15/50	483,093	502,880
Wells Fargo Mortgage Backed Securities Trust 2006-3 5.50%, 03/25/36	10,275	—	**
WFRBS Commercial Mortgage Trust 2013-C17 4.26%, 12/15/46	240,000	254,466
WFRBS Commercial Mortgage Trust 2014-C25 3.80%, 11/15/47 (b)(h)	95,000	71,409
WFRBS Commercial Mortgage Trust 2014-LC14 4.35%, 03/15/47 (h)	544,000	576,319
4.59%, 03/15/47 (b)(h)	582,134	489,874

		10,614,487

Sovereign Bonds - 1.2%
Government of Chile 3.86%, 06/21/47	200,000	203,618
Government of Colombia 5.00%, 06/15/45	200,000	205,942
Government of Mexico 4.75%, 03/08/44	304,000	313,123
Government of Oman 3.88%, 03/08/22 (b)	200,000	201,700

See Notes to Schedules of Investments and Notes to Financial Statements.

94	State Street Institutional Income Fund

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

	Principal Amount ($)	Fair Value $

Government of Panama 4.50%, 05/15/47	220,000	232,353
Government of Peru 5.63%, 11/18/50	144,000	182,007
Government of Philippines 3.95%, 01/20/40	200,000	207,514
Government of Saudi 2.88%, 03/04/23 (b)(c)	402,000	400,814
3.63%, 03/04/28 (b)(c)	402,000	400,826
4.63%, 10/04/47 (b)(c)	201,000	201,937
Government of Uruguay 5.10%, 06/18/50	150,818	159,204

		2,709,038

Municipal Bonds and Notes - 0.8%
American Municipal Power Inc. 6.27%, 02/15/50	105,000	138,149
Municipal Electric Authority of Georgia 6.64%, 04/01/57	286,000	361,430
Port Authority of New York & New Jersey 4.46%, 10/01/62	475,000	531,629
South Carolina State Public Service Authority 6.45%, 01/01/50	185,000	237,999
State of California 5.70%, 11/01/21	290,000	326,389
State of Illinois 5.10%, 06/01/33	100,000	101,130

	Principal Amount ($) of Shares	Fair Value $
The University of Texas System 3.35%, 08/15/47	95,000	93,596

		1,790,322

FNMA (TBA) - 0.0%*
Lehman 5.50%, TBA (j)(k)	203,294	4,391

Total Bonds and Notes (Cost $213,646,420)		216,519,016

Domestic Equity - 0.1%
Preferred Stock - 0.1%
Wells Fargo & Co. 3.09% + 3 month USD LIBOR (Cost $214,450) (h)	8,578	234,008

Total Investments in Securities (Cost $213,860,871)		216,753,024

Short-Term Investments - 6.7%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 0.96% (Cost $14,675,624) (d)(m)	14,675,624	14,675,624

Total Investments (Cost $228,536,495)		231,428,648

Liabilities in Excess of Other Assets, net - (5.1)%		(11,181,929)

NET ASSETS - 100.0%		220,246,719

Other Information:

During the period ended September 30, 2017, average notional values related to purchased and written option contracts were $30,000 or less than 0.05% of net assets and $79,000 or less than 0.05% of net assets, respectively.

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate/Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized Depreciation

Markit CDX North America Investment Grade Index	CME Group Inc.	$5,583	1.00%/ Quarterly	06/20/22	$(117,396)	$(88,737)	$(28,659)

During the period ended September 30, 2017, average notional value related to swap contracts was $15,820,184 or 7.2% of net assets of net assets.

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Income Fund	95

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

The Fund had the following long futures contracts open at September 30, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Current Notional Value	Unrealized Depreciation

Ultra Long-Term U.S. Treasury Bond Futures	December 2017	29	$4,873,042	$4,788,625	$(84,417)
5 Yr. U.S. Treasury Notes Futures	December 2017	81	9,578,729	9,517,500	(61,229)

					$(145,646)

The Fund had the following short futures contracts open at September 30, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Current Notional Value	Unrealized Appreciation

U.S. Long Bond Futures	December 2017	18	(2,785,095)	$(2,750,625)	$34,470
2 Yr. U.S. Treasury Notes Futures	December 2017	23	(4,974,848)	(4,961,172)	13,676
10 Yr. U.S. Treasury Notes Futures	December 2017	7	(891,038)	(877,187)	13,851
10 Yr. U.S. Treasury Ultra Futures	December 2017	88	(11,950,271)	(11,820,875)	129,396

					$191,393

					$45,747

During the period ended September 30, 2017, average notional values related to long and short futures contracts were $ 26,073,181 or 11.8% of net assets and $22,710,531 or 10.3% of net assets, respectively.

Fund	Investments	Level 1	Level 2	Level 3	Total

State Street Institutional Income Fund	Investments in Securities†
	U.S. Treasuries	$—	$70,565,783	$—	$70,565,783
	Agency Mortgage Backed	—	33,856,303	—	33,856,303
	Agency Collateralized Mortgage Obligations	—	2,408,078	—	2,408,078
	Asset Backed	—	5,488,275	—	5,488,275
	Corporate Notes	—	89,082,339	—	89,082,339
	Non-Agency Collateralized Mortgage Obligations	—	10,614,487	—	10,614,487
	Sovereign Bonds	—	2,709,038	—	2,709,038
	Municipal Bonds and Notes	—	1,790,322	—	1,790,322
	FNMA (TBA)	—	—	4,391	4,391

	Preferred Stock	234,008	—	—	234,008
	Short-Term Investments	14,675,624	—	—	14,675,624

	Total Investments in Securities	$14,909,632	$216,514,625	$4,391	$231,428,648

	Other Financial Instruments*
	Credit Default Swap Contracts — Unrealized Depreciation	$—	$(28,659)	$—	$(28,659)
	Long Futures Contracts — Unrealized Depreciation	(145,646)	—	—	(145,646)
	Short Futures Contracts — Unrealized Appreciation	191,393	—	—	191,393

	Total Other Financial Instruments	$45,747	$(28,659)	$—	$17,088

See Notes to Schedules of Investments and Notes to Financial Statements.

96	State Street Institutional Income Fund

State Street Institutional Income Fund

Schedule of Investments, continued — September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	29,678,865	$29,678,865	$151,086,464	$166,089,705	$—	$—	14,675,624	$14,675,624	$168,284

TOTAL		$29,678,865	$151,086,464	$166,089,705	$—	$—		$14,675,624	$168,284

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Income Fund	97

State Street Institutional Funds

Notes to Schedules of Investments — September 30, 2017

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Fund’s summary prospectus and the Funds’ statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to $18,754,229 or 2.78% and $19,919,454 or 9.04% of the net assets of the State Street Institutional Strategic Investment Fund and State Street Institutional Income Fund, respectively. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.
(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (“TBA”) in the future.
(d)	Coupon amount represents effective yield.
(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(h)	Variable or floating rate security. The stated rate represents the rate at September 30, 2017.
(i)	Step coupon bond.
(j)	Security is in default.
(k)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs.
(l)	At September 30, 2017, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBA’s.
(m)	Sponsored by SSGA Funds Management, Inc., the Funds’ investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
†	Percentages are based on net assets as of September 30, 2017
*	Less than 0.05%.
**	Less than $0.50
***	Less than 0.005%.

Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

LIBOR - London Interbank Offerred Rate

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

SPDR - Standard and Poor’s Depositary Receipt

STRIPS - Separate Trading of Registered Interest and Principal of Security

TBA - To Be Announced

98	Notes to Schedule of Investments

State Street Institutional U.S. Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/17	9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date						11/25/97
Net asset value, beginning of period	$13.50	$14.46	$17.32	$15.59		$12.90

Income/(loss) from investment operations:
Net investment income	0.18 *	0.21 *	0.21 *	0.22	*	0.22	*
Net realized and unrealized gains/(losses) on investments	2.16 *	1.52 *	(0.65)*	2.60	*	2.67	*

Total income/(loss) from investment operations	2.34	1.73	(0.44)	2.82		2.89

Less distributions from:
Net investment income	0.21	0.24	0.25	0.22		0.20
Net realized gains	0.68	2.45	2.17	0.87		—

Total distributions	0.89	2.69	2.42	1.09		0.20

Net asset value, end of period	$14.95	$13.50	$14.46	$17.32		$15.59

Total return(a)	18.29%	13.29%	(3.57)%	18.88%		22.76%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$461,828	$603,060	$615,024	$836,752		$767,603

Ratios to average net assets:
Net expenses	0.37%	0.37%	0.37%	0.36	%(b)	0.36	%(b)
Gross expenses	0.37%	0.37%	0.37%	0.36%		0.36%
Net investment income	1.29%	1.61%	1.32%	1.36%		1.60%
Portfolio turnover rate	80%	43%	41%	38%		37%

	Service Class
	9/30/17	9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date						1/3/01
Net asset value, beginning of period	$14.18	$15.06	$17.95	$15.96		$13.12

Income/(loss) from investment operations:
Net investment income	0.15 *	0.19 *	0.18 *	0.19	*	0.18	*
Net realized and unrealized gains/(losses) on investments	2.29 *	1.58 *	(0.69)*	2.67	*	2.83	*

Total income/(loss) from investment operations	2.44	1.77	(0.51)	2.86		3.01

Less distributions from:
Net investment income	0.17	0.20	0.21	—		0.17
Net realized gains	0.68	2.45	2.17	0.87		—

Total distributions	0.85	2.65	2.38	0.87		0.17

Net asset value, end of period	$15.77	$14.18	$15.06	$17.95		$15.96

Total return(a)	18.07%	12.96%	(3.83)%	18.55%		23.23%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$95	$95	$104	$117		$84

Ratios to average net assets:
Net expenses	0.62%	0.62%	0.62%	0.61	%(b)	0.61	%(b)
Gross expenses	0.62%	0.62%	0.62%	0.61%		0.61%
Net investment income	1.04%	1.35%	1.07%	1.11%		1.33%
Portfolio turnover rate	80%	43%	41%	38%		37%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights	99

State Street Institutional S&P 500 Index Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/17	9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date						11/25/97
Net asset value, beginning of period	$20.69	$18.34	$18.84	$16.01		$13.71

Income/(loss) from investment operations:
Net investment income	0.43 *	0.39 *	0.37 *	0.32	*	0.30	*
Net realized and unrealized gains/(losses) on investments	3.26 *	2.37 *	(0.48)*	2.76	*	2.27	*

Total income/(loss) from investment operations	3.69	2.76	(0.11)	3.08		2.57

Less distributions from:
Net investment income	0.41	0.41	0.39	0.25		0.27

Total distributions	0.41	0.41	0.39	0.25		0.27

Net asset value, end of period	$23.97	$20.69	$18.34	$18.84		$16.01

Total return(a)	18.08%	15.21%	(0.68)%	19.54%		19.11%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,498	$8,875	$20,017	$32,326		$42,753

Ratios to average net assets:
Net expenses	0.16%	0.16%	0.16%	0.19	%(b)	0.15	%(b)
Gross expenses	0.16%	0.16%	0.16%	0.19%		0.15%
Net investment income	1.93%	2.02%	1.91%	1.79%		2.05%
Portfolio turnover rate	11%	12%	7%	16%		2%

	Service Class
	9/30/17	9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date						9/30/05
Net asset value, beginning of period	$21.09	$18.69	$19.20	$16.31		$13.97

Income/(loss) from investment operations:
Net investment income	0.38 *	0.36 *	0.33 *	0.28	*	0.27	*
Net realized and unrealized gains/(losses) on investments	3.34 *	2.40 *	(0.49)*	2.83	*	2.31	*

Total income/(loss) from investment operations	3.72	2.76	(0.16)	3.11		2.58

Less distributions from:
Net investment income	0.36	0.36	0.35	0.22		0.24

Total distributions	0.36	0.36	0.35	0.22		0.24

Net asset value, end of period	$24.45	$21.09	$18.69	$19.20		$16.31

Total return(a)	17.84%	14.90%	(0.95)%	19.28%		18.81%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$8,100	$7,360	$6,960	$7,150		$5,922

Ratios to average net assets:
Net expenses	0.41%	0.41%	0.41%	0.44	%(b)	0.40	%(b)
Gross expenses	0.41%	0.41%	0.41%	0.44%		0.40%
Net investment income	1.66%	1.80%	1.65%	1.52%		1.80%
Portfolio turnover rate	11%	12%	7%	16%		2%

See Notes to Financial Highlights and Notes to Financial Statements.

100	Financial Highlights

State Street Institutional Premier Growth Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/17	9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date						10/29/99
Net asset value, beginning of period	$14.23	$13.61	$14.96	$12.92		$10.83

Income/(loss) from investment operations:
Net investment income	0.13 *	0.13 *	0.13 *	0.13	*	0.14	*
Net realized and unrealized gains/(losses) on investments	2.60 *	1.88 *	(0.11)*	2.38	*	2.09	*

Total income from investment operations	2.73	2.01	0.02	2.51		2.23

Less distributions from:
Net investment income	0.12	0.14	0.13	0.11		0.14
Net realized gains	1.15	1.25	1.24	0.36		—

Total distributions	1.27	1.39	1.37	0.47		0.14

Net asset value, end of period	$15.69	$14.23	$13.61	$14.96		$12.92

Total return(a)	21.18%	15.25%	(0.47)%	19.80%		20.85%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$360,416	$325,700	$334,227	$428,536		$369,286

Ratios to average net assets:
Net expenses	0.38%	0.38%	0.38%	0.37	%(b)	0.38	%(b)
Gross expenses	0.38%	0.38%	0.38%	0.37%		0.38%
Net investment income	0.88%	0.95%	0.89%	0.94%		1.20%
Portfolio turnover rate	24%	21%	21%	21%		25%

	Service Class
	9/30/17	9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date						1/3/01
Net asset value, beginning of period	$14.06	$13.46	$14.82	$12.80		$10.74

Income/(loss) from investment operations:
Net investment income	0.09 *	0.09 *	0.09 *	0.10	*	0.11	*
Net realized and unrealized gains/(losses) on investments	2.57 *	1.87 *	(0.12)*	2.36	*	2.07	*

Total income/(loss) from investment operations	2.66	1.96	(0.03)	2.46		2.18

Less distributions from:
Net investment income	0.09	0.11	0.09	0.08		0.12
Net realized gains	1.15	1.25	1.24	0.36		–

Total distributions	1.24	1.36	1.33	0.44		0.12

Net asset value, end of period	$15.48	$14.06	$13.46	$14.82		$12.80

Total return(a)	20.84%	14.99%	(0.77)%	19.56%		20.49%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$16,136	$11,547	$5,820	$3,836		$3,216

Ratios to average net assets:
Net expenses	0.63%	0.63%	0.63%	0.62	%(b)	0.63	%(b)
Gross expenses	0.63%	0.63%	0.63%	0.62%		0.63%
Net investment income	0.62%	0.67%	0.61%	0.69%		0.93%
Portfolio turnover rate	24%	21%	21%	21%		25%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights	101

State Street Institutional Small-Cap Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/17	9/30/16		9/30/15**	9/30/14**		9/30/13**
Inception date							8/3/98
Net asset value, beginning of period	$17.96	$17.18		$19.32	$20.19		$16.80

Income/(loss) from investment operations:
Net investment income	0.05 *	0.04	*	0.03 *	0.01	*	0.07	*
Net realized and unrealized gains/(losses) on investments	3.42 *	2.79	*	(0.08)*	1.12	*	4.69	*

Total income/(loss) from investment operations	3.47	2.83		(0.05)	1.13		4.76

Less distributions from:
Net investment income	0.04	0.03		0.02	0.02		0.07
Net realized gains	0.60	2.02		2.07	1.98		1.30

Total distributions	0.64	2.05		2.09	2.00		1.37

Net asset value, end of period	$20.79	$17.96		$17.18	$19.32		$20.19

Total return(a)	19.65%	18.24%		(0.90)%	5.61%		30.57%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,464,018	$1,298,789		$1,171,984	$1,264,304		$1,249,146

Ratios to average net assets:
Net expenses	0.88%	0.89%		0.89%	0.88	%(b)	0.88	%(b)
Gross expenses	0.88%	0.89%		0.89%	0.88%		0.89%
Net investment income	0.27%	0.25%		0.17%	0.07%		0.37%
Portfolio turnover rate	34%	33%		40%	37%		37%

	Service Class
	9/30/17	9/30/16		9/30/15**	9/30/14**		9/30/13**
Inception date							9/30/05
Net asset value, beginning of period	$17.98	$17.21		$19.37	$20.27		$16.87

Income/(loss) from investment operations:
Net investment income (loss)	0.01 *	(0.00	)*(c)	(0.01)*	(0.04	)*	0.02	*
Net realized and unrealized gains/(losses) on investments	3.41 *	2.80	*	(0.08)*	1.12	*	4.72	*

Total income/(loss) from investment operations	3.42	2.80		(0.09)	1.08		4.74

Less distributions from:
Net investment income	0.01	0.01		—	—		0.04
Net realized gains	0.60	2.02		2.07	1.98		1.30

Total distributions	0.61	2.03		2.07	1.98		1.34

Net asset value, end of period	$20.79	$17.98		$17.21	$19.37		$20.27

Total return(a)	19.38%	17.96%		(1.12)%	5.32%		30.26%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,373	$2,579		$1,741	$71		$87

Ratios to average net assets:
Net expenses	1.13%	1.14%		1.14%	1.13	%(b)	1.13	%(b)
Gross expenses	1.13%	1.14%		1.14%	1.13%		1.14%
Net investment income (loss)	0.03%	(0.00	)%(d)	(0.07)%	(0.19)%		0.09%
Portfolio turnover rate	34%	33%		40%	37%		37%

See Notes to Financial Highlights and Notes to Financial Statements.

102	Financial Highlights

State Street Institutional International Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/17	9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date						11/25/97
Net asset value, beginning of period	$11.83	$11.41	$12.72	$12.71		$10.68

Income/(loss) from investment operations:
Net investment income	0.17 *	0.20 *	0.18 *	0.30	*	0.18	*
Net realized and unrealized gains/(losses) on investments	1.63 *	0.40 *	(1.15)*	(0.08	)*	2.09	*

Total income/(loss) from investment operations	1.80	0.60	(0.97)	0.22		2.27

Less distributions from:
Net investment income	0.21	0.18	0.34	0.21		0.24

Total distributions	0.21	0.18	0.34	0.21		0.24

Net asset value, end of period	$13.42	$11.83	$11.41	$12.72		$12.71

Total return(a)	15.58%	5.32%	(7.80)%	1.69%		21.57%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,213,757	$1,238,011	$1,284,412	$1,724,647		$1,836,243

Ratios to average net assets:
Net expenses	0.57%	0.57%	0.56%	0.56	%(b)	0.56	%(b)
Gross expenses	0.57%	0.57%	0.56%	0.56%		0.56%
Net investment income	1.40%	1.73%	1.38%	2.29%		1.57%
Portfolio turnover rate	30%	33%	26%	39%		47%

	Service Class
	9/30/17	9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date						1/3/01
Net asset value, beginning of period	$11.76	$11.33	$12.62	$12.61		$10.59

Income/(loss) from investment operations:
Net investment income	0.14 *	0.17 *	0.08 *	0.26	*	0.15	*
Net realized and unrealized gains/(losses) on investments	1.63 *	0.40 *	(1.06)*	(0.08	)*	2.07	*

Total income/(loss) from investment operations	1.77	0.57	(0.98)	0.18		2.22

Less distributions from:
Net investment income	0.19	0.14	0.31	0.17		0.20

Total distributions	0.19	0.14	0.31	0.17		0.20

Net asset value, end of period	$13.34	$11.76	$11.33	$12.62		$12.61

Total return(a)	15.33%	5.01%	(7.95)%	1.42%		21.19%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$18,687	$17,796	$19,562	$92,749		$101,204

Ratios to average net assets:
Net expenses	0.82%	0.82%	0.81%	0.81	%(b)	0.81	%(b)
Gross expenses	0.82%	0.82%	0.81%	0.81%		0.81%
Net investment income	1.14%	1.45%	0.63%	2.03%		1.31%
Portfolio turnover rate	30%	33%	26%	39%		47%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights	103

State Street Institutional Strategic Investment Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/17		9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date							10/29/99
Net asset value, beginning of period	$12.11		$11.91	$13.54	$13.09		$11.88

Income/(loss) from investment operations:
Net investment income	0.18	*	0.23 *	0.21 *	0.25	*	0.22	*
Net realized and unrealized gains/(losses) on investments	1.06	*	0.77 *	(0.49)*	0.90	*	1.22	*

Total income/(loss) from investment operations	1.24		1.00	(0.28)	1.15		1.44

Less distributions from:
Net investment income	0.24		0.20	0.25	0.22		0.23
Net realized gains	0.14		0.60	1.10	0.48		—

Total distributions	0.38		0.80	1.35	0.70		0.23

Net asset value, end of period	$12.97		$12.11	$11.91	$13.54		$13.09

Total return(a)	10.59%		8.83%	(2.46)%	8.98%		12.34%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$675,137		$757,680	$754,367	$835,338		$827,998

Ratios to average net assets:
Net expenses	0.33	%(e)	0.36%	0.36%	0.35	%(b)	0.34	%(b)
Gross expenses	0.36%		0.36%	0.36%	0.35%		0.36%
Net investment income	1.45%		1.94%	1.61%	1.84%		1.74%
Portfolio turnover rate	174%		109%	144%	185%		153%

	Service Class
	9/30/17		9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date							9/30/05
Net asset value, beginning of period	$12.00		$11.81	$13.44	$12.99		$11.80

Income/(loss) from investment operations:
Net investment income	0.15	*	0.20 *	0.17 *	0.21	*	0.18	*
Net realized and unrealized gains/(losses) on investments	1.06	*	0.76 *	(0.48)*	0.90	*	1.21	*

Total income/(loss) from investment operations	1.21		0.96	(0.31)	1.11		1.39

Less distributions from:
Net investment income	0.21		0.17	0.22	0.18		0.20
Net realized gains	0.14		0.60	1.10	0.48		—

Total distributions	0.35		0.77	1.32	0.66		0.20

Net asset value, end of period	$12.86		$12.00	$11.81	$13.44		$12.99

Total return(a)	10.41%		8.53%	(2.72)%	8.79%		11.98%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$58		$55	$60	$62		$57

Ratios to average net assets:
Net expenses	0.58	%(e)	0.61%	0.61%	0.60	%(b)	0.59	%(b)
Gross expenses	0.61%		0.61%	0.61%	0.60%		0.61%
Net investment income	1.20%		1.70%	1.36%	1.60%		1.48%
Portfolio turnover rate	174%		109%	144%	185%		153%

See Notes to Financial Highlights and Notes to Financial Statements.

104	Financial Highlights

State Street Institutional Income Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/17	9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date						11/21/97
Net asset value, beginning of period	$9.67	$9.45	$9.51	$9.34		$10.01

Income/(loss) from investment operations:
Net investment income	0.24 *	0.26 *	0.25	0.26		0.21
Net realized and unrealized gains/(losses) on investments	(0.15)*	0.31 *	(0.05)	0.17		(0.32)

Total income/(loss) from investment operations	0.09	0.57	0.20	0.43		(0.11)

Less distributions from:
Net investment income	0.23	0.26	0.26	0.26		0.21
Net realized gains	0.01	0.09	—	—		0.35

Total distributions	0.24	0.35	0.26	0.26		0.56

Net asset value, end of period	$9.52	$9.67	$9.45	$9.51		$9.34

Total return(a)	0.98%	6.18%	2.05%	4.61%		(1.13)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$220,157	$298,908	$291,252	$322,946		$341,603

Ratios to average net assets:
Net expenses	0.24%	0.24%	0.23%	0.23	%(b)	0.21	%(b)
Gross expenses	0.24%	0.24%	0.23%	0.23%		0.23%
Net investment income	2.56%	2.79%	2.65%	2.73%		2.21%
Portfolio turnover rate	326%	219%	297%	308%		348%

	Service Class
	9/30/17	9/30/16	9/30/15**	9/30/14**		9/30/13**
Inception date						9/30/05
Net asset value, beginning of period	$9.89	$9.66	$9.72	$9.55		$10.23

Income/(loss) from investment operations:
Net investment income	0.22 *	0.25 *	0.23	0.24		0.19
Net realized and unrealized gains/(losses) on investments	(0.16)*	0.31 *	(0.05)	0.17		(0.33)

Total income/(loss) from investment operations	0.06	0.56	0.18	0.41		(0.14)

Less distributions from:
Net investment income	0.21	0.24	0.24	0.24		0.19
Net realized gains	0.01	0.09	—	—		0.35

Total distributions	0.22	0.33	0.24	0.24		0.54

Net asset value, end of period	$9.73	$9.89	$9.66	$9.72		$9.55

Total return(a)	0.65%	5.95%	1.81%	4.32%		(1.40)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$90	$181	$248	$327		$316

Ratios to average net assets:
Net expenses	0.49%	0.49%	0.48%	0.48	%(b)	0.46	%(b)
Gross expenses	0.49%	0.49%	0.48%	0.48%		0.48%
Net investment income	2.28%	2.58%	2.40%	2.47%		2.00%
Portfolio turnover rate	326%	219%	297%	308%		348%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights	105

State Street Institutional Funds

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
(c)	Less than $0.005.
(d)	Less than 0.005%.
(e)	Includes contractual waiver by the adviser to reduce the Fund’s total annual operating expenses (excluding extraordinary expenses, interest, taxes, commissions and acquired fund fees and expenses, if any) by 0.06% of average daily net assets and a contractual reimbursement of any ordinary operating expenses (excluding extraordinary expenses, interest, taxes and commissions) indirectly borne by the Fund as a result of investing in the State Street Equity 500 Index II Portfolio.
*	Per share values have been calculated using the average share method.
**	Beginning with the year ended September 30, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

106	Financial Highlights

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State Street Institutional Funds

Statements of Assets and Liabilities — September 30, 2017

	State Street Institutional U.S. Equity Fund	State Street Institutional S&P 500 Index Fund	State Street Institutional Premier Growth Equity Fund

Assets
Investments in securities, at fair value (cost $372,216,210; $7,188,117; $255,250,177; $1,016,838,747; $956,168,751; $335,510,825; and $213,860,871, respectively)	$449,037,136	$10,335,834	$367,762,308
Investments in affiliated securities, at fair value (cost $0; $11,525; $0; $0; $0; $225,699,285; and $0, respectively)	—	17,102	—
Short-term affiliated investments, at fair value	12,521,534	246,950	8,628,607
Cash	—	—	—
Restricted cash(1)	—	9,000	—
Foreign currency (cost $0; $0; $0; $0; $957,331; $110,012; and $0, respectively)	—	—	—
Receivable for investments sold	926,399	—	—
Income receivables	284,292	10,867	182,486
Receivable for fund shares sold	10,465	—	299,115
Income receivable from affiliated investments	10,491	253	8,023
Receivable for variation margin on open futures contracts	840	874	—
Other assets	11,490	381	6,637

Total assets	462,802,647	10,621,261	376,887,176

Liabilities
Distribution payable to shareholders	—	—	—
Payable for investments purchased	741,125	—	—
Payable for fund shares redeemed	172	19,955	205,751
Payable for variation margin on open centrally cleared swap contracts	—	—	—
Payable for variation margin on open futures contracts	—	—	11,772
Payable to the Adviser (Note 5)	138,102	1,481	114,292
Distribution and service fees (Note 5)	19	1,702	3,306
Accrued foreign capital gains tax	—	—	—

Total liabilities	879,418	23,138	335,121

Net Assets	$461,923,229	$10,598,123	$376,552,055

Net Assets Consist of:
Capital paid in	$289,069,953	$14,156,245	$243,137,683
Undistributed (distributions in excess of) net investment income	4,988,201	231,915	2,005,335
Accumulated net realized gain (loss)	91,042,696	(6,946,150)	18,956,432
Net unrealized appreciation (depreciation) on:
Unaffiliated Investments	76,820,926	3,147,717	112,512,131
Affiliated investments	—	5,577	—
Futures	1,453	2,819	(59,526)
Swap contracts	—	—	—
Foreign currency related transactions	—	—	—

Net Assets	$461,923,229	$10,598,123	$376,552,055

Investment Class:
Net Assets	$461,827,967	$2,497,938	$360,416,163
Shares outstanding ($0.001 par value, unlimited shares authorized)	30,889,135	104,196	22,970,549
Net asset value, offering and redemption price per share	$14.95	$23.97	$15.69

Service Class:
Net Assets	$95,262	$8,100,185	$16,135,892
Shares outstanding ($0.001 par value, unlimited shares authorized)	6,041	331,279	1,042,384
Net asset value, offering and redemption price per share	$15.77	$24.45	$15.48
(1) Deposits at broker for futures contracts.

The accompanying Notes are an integral part of these financial statements.

108	Statements of Assets and Liabilities

State Street Institutional Small-Cap Equity Fund	State Street Institutional International Equity Fund	State Street Institutional Strategic Investment Fund	State Street Institutional Income Fund

$1,387,002,604	$1,169,544,321	$369,448,955	$216,753,024
—	—	252,676,208	—
78,324,730	61,540,289	64,109,601	14,675,624
17,850	18,686	1,935	—
954,000	1,175,000	160,000	—
—	964,027	110,545	—
983,869	6,112,065	20,522,543	17,610,935
903,244	2,500,771	1,592,834	1,451,678
1,511,203	1,323,373	609,788	5
66,699	19,904	59,547	15,139
2,191	131,339	49,321	18,461
28,381	23,635	14,259	5,094

1,469,794,771	1,243,353,410	709,355,536	250,529,960

—	—	—	281
2,217,258	10,115,883	33,944,901	30,046,970
163,097	968	2,948	190,473
—	—	1,638	1,773
—	—	—	—
1,023,107	559,344	179,998	43,724
469	3,814	12	20
—	229,626	30,430	—

3,403,931	10,909,635	34,159,927	30,283,241

$1,466,390,840	$1,232,443,775	$675,195,609	$220,246,719

$991,508,719	$1,245,022,347	$560,014,431	$218,676,329
1,870,838	16,635,149	8,128,587	1,418,534
101,939,438	(242,381,298)	45,376,790	(2,757,385)

370,163,857	213,145,944	33,907,700	2,892,153
—	—	26,976,923	—
907,988	23,397	801,106	45,747
—	—	(26,540)	(28,659)
—	(1,764)	16,612	—

$1,466,390,840	$1,232,443,775	$675,195,609	$220,246,719

$1,464,017,742	$1,213,757,133	$675,137,286	$220,156,644
70,407,759	90,429,691	52,046,874	23,134,792
$20.79	$13.42	$12.97	$9.52

$2,373,098	$18,686,642	$58,323	$90,075
114,121	1,400,381	4,536.7	9,254
$20.79	$13.34	$12.86	$9.73

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities	109

State Street Institutional Funds

Statements of Operations — For the year ended September 30, 2017

	State Street Institutional U.S. Equity Fund	State Street Institutional S&P 500 Index Fund	State Street Institutional Premier Growth Equity Fund

Investment Income
Income
Dividend	$9,473,458	$353,240	$4,360,151
Interest	—	—	—
Income from affiliated investments	106,674	4,555	79,095
Less: Foreign taxes withheld	(375)	—	—
Dividend Income — Non-Cash Transactions	—	—	—

Total income	9,579,757	357,795	4,439,246

Expenses
Advisory and administration fees (Note 5)	2,089,039	25,768	1,311,211
Distribution and service fees (Note 5):
Service Class	253	20,352	33,101
Trustees’ fees	40,509	1,075	21,776
Other expenses	1,728	246	1,038

Total expenses before waivers/reimbursements	2,131,529	47,441	1,367,126

Less: Expenses waived/reimbursed by the adviser	—	—	—

Net expenses	2,131,529	47,441	1,367,126

Net investment income	$7,448,228	$310,354	$3,072,120

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Unaffiliated investments	$99,839,920	$1,734,726	$19,737,978
Affiliated investments	—	2,982	—
Futures	542,783	108,707	259,866
Written options	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	36	—	—
Increase (decrease) in unrealized appreciation/depreciation on:
Unaffiliated investments	(9,637,535)	655,447	45,373,439
Affiliated investments	—	4,583	—
Futures	2,357	(1,622)	(82,112)
Swap contracts	—	—	—
Foreign currency translations	—	—	—

Net realized and unrealized gain (loss) on investments	90,747,561	2,504,823	65,289,171

Net Increase in Net Assets Resulting from Operations	$98,195,789	$2,815,177	$68,361,291

*	Includes change in accrued foreign capital gains tax of $116,274, and $(5,608) for the State Street Institutional International Equity Fund and State Street Institutional Strategic Investment Fund, respectively.

The accompanying Notes are an integral part of these financial statements.

110	Statements of Operations

State Street Institutional Small-Cap Equity Fund	State Street Institutional International Equity Fund	State Street Institutional Strategic Investment Fund	State Street Institutional Income Fund

$15,716,887	$26,461,857	$5,655,854	$37,864
3,260	—	6,118,813	7,255,827
496,220	196,646	1,818,290	168,284
(41,833)	(4,046,529)	(491,711)	—
—	1,559,345	—	—

16,174,534	24,171,319	13,101,246	7,461,975

12,335,641	6,870,800	2,599,097	620,839

5,968	44,438	140	257
93,377	79,551	49,589	23,552
8,723	10,561	13,454	1,365

12,443,709	7,005,350	2,662,280	646,013

—	—	(208,699)	—

12,443,709	7,005,350	2,453,581	646,013

$3,730,825	$17,165,969	$10,647,665	$6,815,962

$110,519,557	$630,856	$47,571,116	$(615,576)
—	—	5,293,254	—
2,701,742	175,576	1,373,387	175,241
—	—	7,719	8,471
—	—	(1,063,706)	(1,305,687)
—	(219,637)	(24,606)	—

131,969,990	160,836,968 *	(16,992,754)*	(3,939,823)
—	—	26,266,110	—
779,661	5,723	708,273	38,263
—	—	438,285	540,081
—	60,486	22,950	—

245,970,950	161,489,972	63,600,028	(5,099,030)

$249,701,775	$178,655,941	$74,247,693	$1,716,932

The accompanying Notes are an integral part of these financial statements.

Statements of Operations	111

State Street Institutional Funds

Statements of Changes in Net Assets

	State Street Institutional U.S. Equity Fund		State Street Institutional S&P 500 Index Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

Increase (Decrease) in Net Assets

Operations:
Net investment income	$7,448,228	$9,819,453	$310,354	$385,705
Net realized gain (loss) on investments, futures and foreign currency transactions	100,382,739	31,707,651	1,846,415	5,278,524
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency translations	(9,635,178)	35,732,707	658,408	(2,515,588)

Net increase (decrease) from operations	98,195,789	77,259,811	2,815,177	3,148,641

Distributions to shareholders from:
Net investment income
Investment Class	(9,204,143)	(9,776,530)	(178,132)	(419,862)
Service Class	(1,169)	(1,625)	(134,360)	(134,350)
Net realized gains
Investment Class	(29,586,080)	(101,216,102)	—	—
Service Class	(4,600)	(20,100)	—	—

Total distributions	(38,795,992)	(111,014,357)	(312,492)	(554,212)

Increase (decrease) in assets from operations and distributions	59,399,797	(33,754,546)	2,502,685	2,594,429

Share transactions:
Proceeds from sale of shares
Investment Class	23,678,745	21,123,025	1,668,334	3,544,265
Service Class	5,590	20,465	1,826,004	896,383
Value of distributions reinvested
Investment Class	38,322,600	110,532,200	177,502	419,839
Service Class	5,769	21,641	134,360	133,812
Cost of shares redeemed
Investment Class	(262,621,887)	(109,875,352)	(9,521,372)	(16,828,064)
Service Class	(22,343)	(40,174)	(2,424,203)	(1,503,268)

Net increase (decrease) from share transactions	(200,631,526)	21,781,805	(8,139,375)	(13,337,033)

Total increase (decrease) in net assets	(141,231,729)	(11,972,741)	(5,636,690)	(10,742,604)

Net Assets
Beginning of year	603,154,958	615,127,699	16,234,813	26,977,417

End of year	$461,923,229	$603,154,958	$10,598,123	$16,234,813

Undistributed (distributions in excess of) net investment income, end of year	$4,988,201	$6,822,971	$231,915	$232,106

Changes in Fund Shares
Investment Class
Shares sold	1,688,791	1,635,190	75,394	186,211
Issued for distributions reinvested	2,925,389	8,793,333	8,357	21,889
Shares redeemed	(18,404,658)	(8,296,312)	(408,563)	(870,643)

Net increase (decrease) in fund shares	(13,790,478)	2,132,211	(324,812)	(662,543)

Service Class
Shares sold	370	1,339	81,460	45,325
Issued for distributions reinvested	417	1,635	6,192	6,827
Shares redeemed	(1,474)	(3,157)	(105,275)	(75,576)

Net increase (decrease) in fund shares	(687)	(183)	(17,623)	(23,424)

The accompanying Notes are an integral part of these financial statements.

112	Statements of Changes in Net Assets

State Street Institutional Funds

Statements of Changes in Net Assets

	State Street Institutional Premier Growth Equity Fund		State Street Institutional Small-Cap Equity Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

Increase (Decrease) in Net Assets

Operations:
Net investment income	$3,072,120	$3,186,928	$3,730,825	$2,976,932
Net realized gain (loss) on investments and futures	19,997,844	31,295,981	113,221,299	50,236,237
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	45,291,327	13,860,759	132,749,651	150,737,476

Net increase (decrease) from operations	68,361,291	48,343,668	249,701,775	203,950,645

Distributions to shareholders from:
Net investment income
Investment Class	(2,724,978)	(3,274,744)	(2,814,987)	(2,263,681)
Service Class	(70,521)	(49,836)	(1,191)	(981)
Net realized gains
Investment Class	(25,871,980)	(29,010,695)	(43,363,389)	(135,317,625)
Service Class	(929,074)	(575,259)	(83,248)	(207,202)

Total distributions	(29,596,553)	(32,910,534)	(46,262,815)	(137,789,489)

Increase (decrease) in assets from operations and distributions	38,764,738	15,433,134	203,438,960	66,161,156

Share transactions:
Proceeds from sale of shares
Investment Class	39,338,252	55,895,930	70,119,922	59,925,029
Service Class	4,552,728	6,508,525	435,295	730,980
Value of distributions reinvested
Investment Class	28,436,763	32,115,120	46,178,377	137,581,306
Service Class	999,595	624,951	84,438	208,183
Cost of shares redeemed
Investment Class	(70,298,092)	(111,333,277)	(154,152,789)	(136,736,850)
Service Class	(2,489,023)	(2,044,128)	(1,081,378)	(227,265)

Net increase (decrease) from share transactions	540,223	(18,232,879)	(38,416,135)	61,481,383

Total increase (decrease) in net assets	39,304,961	(2,799,745)	165,022,825	127,642,539

Net Assets
Beginning of year	337,247,094	340,046,839	1,301,368,015	1,173,725,476

End of year	$376,552,055	$337,247,094	$1,466,390,840	$1,301,368,015

Undistributed (distributions in excess of) net investment income, end of year	$2,005,335	$1,728,714	$1,870,838	$1,346,261

Changes in Fund Shares
Investment Class
Shares sold	2,742,967	4,156,779	3,635,977	3,564,517
Issued for distributions reinvested	2,218,156	2,368,372	2,430,441	8,779,917
Shares redeemed	(4,875,026)	(8,206,857)	(7,961,615)	(8,267,615)

Net increase (decrease) in fund shares	86,097	(1,681,706)	(1,895,197)	4,076,819

Service Class
Shares sold	316,632	494,832	22,804	43,619
Issued for distributions reinvested	78,895	46,569	4,435	13,243
Shares redeemed	(174,546)	(152,431)	(56,588)	(14,595)

Net increase (decrease) in fund shares	220,981	388,970	(29,349)	42,267

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets	113

State Street Institutional Funds

Statements of Changes in Net Assets

	State Street Institutional International Equity Fund		State Street Institutional Strategic Investment Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

Increase (Decrease) in Net Assets

Operations:
Net investment income	$17,165,969	$21,964,998	$10,647,665	$14,634,870
Net realized gain (loss) on investments, futures, swap contracts and foreign currency transactions	586,795	(45,394,227)	53,157,164	7,209,519
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, swap contracts and foreign currency translations	160,903,177	88,195,510	10,442,864	41,759,066

Net increase (decrease) from operations	178,655,941	64,766,281	74,247,693	63,603,455

Distributions to shareholders from:
Net investment income
Investment Class	(21,670,619)	(20,487,258)	(14,897,628)	(12,422,840)
Service Class	(280,973)	(228,586)	(993)	(853)
Net realized gains
Investment Class	—	—	(8,441,498)	(37,733,122)
Service Class	—	—	(641)	(3,016)

Total distributions	(21,951,592)	(20,715,844)	(23,340,760)	(50,159,831)

Increase (decrease) in assets from operations and distributions	156,704,349	44,050,437	50,906,933	13,443,624

Share transactions:
Proceeds from sale of shares
Investment Class	45,554,141	47,289,789	35,399,840	32,104,281
Service Class	220,946	110,591	1,412	1,911
Value of distributions reinvested
Investment Class	21,670,123	20,486,760	23,339,025	50,155,750
Service Class	280,973	228,334	1,634	3,427
Cost of shares redeemed
Investment Class	(245,913,305)	(157,598,526)	(192,184,923)	(92,389,632)
Service Class	(1,880,348)	(2,735,116)	(3,408)	(11,933)

Net increase (decrease) from share transactions	(180,067,470)	(92,218,168)	(133,446,420)	(10,136,196)

Total increase (decrease) in net assets	(23,363,121)	(48,167,731)	(82,539,487)	3,307,428

Net Assets
Beginning of year	1,255,806,896	1,303,974,627	757,735,096	754,427,668

End of year	$1,232,443,775	$1,255,806,896	$675,195,609	$757,735,096

Undistributed (distributions in excess of) net investment income, end of year	$16,635,149	$21,640,409	$8,128,587	$11,785,501

Changes in Fund Shares
Investment Class
Shares sold	3,670,675	4,137,415	2,868,619	2,746,867
Issued for distributions reinvested	1,919,409	1,754,003	2,003,350	4,399,627
Shares redeemed	(19,831,129)	(13,763,388)	(15,415,370)	(7,913,209)

Net increase (decrease) in fund shares	(14,241,045)	(7,871,970)	(10,543,401)	(766,715)

Service Class
Shares sold	18,410	9,772	120	169
Issued for distributions reinvested	24,975	19,616	141	302
Shares redeemed	(155,864)	(242,704)	(286)	(1,009)

Net increase (decrease) in fund shares	(112,479)	(213,316)	(25)	(538)

The accompanying Notes are an integral part of these financial statements.

114	Statements of Changes in Net Assets

State Street Institutional Funds

Statements of Changes in Net Assets

	State Street Institutional Income Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016

Increase (Decrease) in Net Assets

Operations:
Net investment income	$6,815,962	$8,230,530
Net realized gain (loss) on investments, futures and swap contracts	(1,737,551)	1,808,794
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and swap contracts	(3,361,479)	7,696,899

Net increase (decrease) from operations	1,716,932	17,736,223

Distributions to shareholders from:
Net investment income
Investment Class	(6,369,455)	(7,971,456)
Service Class	(2,161)	(5,539)
Net realized gains
Investment Class	(396,332)	(2,849,874)
Service Class	(134)	(2,372)

Total distributions	(6,768,082)	(10,829,241)

Increase (decrease) in assets from operations and distributions	(5,051,150)	6,906,982

Share transactions:
Proceeds from sale of shares
Investment Class	36,633,790	57,547,356
Service Class	3,243	34,392
Value of distributions reinvested
Investment Class	6,679,291	10,809,076
Service Class	2,294	7,912
Cost of shares redeemed
Investment Class	(117,017,251)	(67,602,733)
Service Class	(93,066)	(112,921)

Net increase (decrease) from share transactions	(73,791,699)	683,082

Total increase (decrease) in net assets	(78,842,849)	7,590,064

Net Assets
Beginning of year	299,089,568	291,499,504

End of year	$220,246,719	$299,089,568

Undistributed (distributions in excess of) net investment income, end of year	$1,418,534	$211,089

Changes in Fund Shares
Investment Class
Shares sold	3,872,839	6,075,536
Issued for distributions reinvested	707,546	1,147,253
Shares redeemed	(12,353,748)	(7,141,399)

Net increase (decrease) in fund shares	(7,773,363)	81,390

Service Class
Shares sold	339	3,496
Issued for distributions reinvested	238	823
Shares redeemed	(9,626)	(11,670)

Net increase (decrease) in fund shares	(9,049)	(7,351)

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets	115

State Street Institutional Funds

Notes to Financial Statements — September 30, 2017

1.	Organization of the Funds

State Street Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of the following seven investment funds (each, a “Fund” and collectively, the “Funds”): State Street Institutional U.S. Equity Fund, State Street Institutional S&P 500 Index Fund, State Street Institutional Premier Growth Equity Fund, State Street Institutional Small-Cap Equity Fund, State Street Institutional International Equity Fund, State Street Institutional Strategic Investment Fund and State Street Institutional Income Fund. The Funds presently offer two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current summary prospectus for each Fund and in the Funds’ statutory prospectus). Each Fund is a diversified investment company within the meaning of the 1940 Act.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation  Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees (the “Board”) of the Trust. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•	Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value pursuant to the valuation policy and procedures approved by the Board.

•

Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative

116	Notes to Financial Statements

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2017 inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.

•	Debt obligations (including short term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.

•	Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

•	Options on futures are priced at their last sale price on the principal market on which they are traded on the valuation date. If there were no sales on that day, options on futures are valued at either the last reported sale or official closing price on their primary exchange determined in accordance with valuation policy and procedures approved by the Board.

•	Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event the advisor is unable to obtain an independent, third–party valuation the agreements will be fair valued.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2017 is disclosed in the Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no material transfers between levels for the year ended September 30, 2017.

Investment Transactions and Income Recognition  Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any.

Notes to Financial Statements	117

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2017

Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Non-cash dividends received in the form of stock are recorded as dividend income at fair value.

Expenses  Each Fund pays a “unitary fee” to SSGA FM equivalent to the Fund’s advisory and administration fee. This fee includes any normal operating expenses payable by a Fund, except for fees paid to the Trust’s independent Trustees, distribution and shareholder servicing fees, brokerage fees and commissions and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

Foreign Currency Translation  The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes  The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Distributions  Distributions from net investment income, if any, are declared and paid annually for all Funds except the State Street Institutional Income Fund. The State Street Institutional Income Fund declares them daily and pays them monthly.

Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Securities and Other Investments

Delayed Delivery Transactions and When-Issued Securities  During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund’s Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to such purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To-Be-Announced Transactions  Certain Funds may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, coupon, and price.

A fund may use TBA transactions to “roll over” such agreements prior to the settlement date. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. A fund may also enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities.

118	Notes to Financial Statements

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2017

Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties. A Fund’s use of “TBA rolls” may impact portfolio turnover, transaction costs and capital gain distributions to shareholders.

4.	Derivative Financial Instruments

Futures Contracts  Certain Funds may enter into futures contracts to meet the Funds’ objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the period ended September 30, 2017 the following Funds entered into futures contracts for strategies listed below:

Funds	Strategies
State Street Institutional U.S. Equity Fund	Equitization of cash
State Street Institutional S&P 500 Index Fund	Equitization of cash
State Street Institutional Premier Growth Equity Fund	Equitization of cash
State Street Institutional Small-Cap Equity Fund	Equitization of cash
State Street Institutional International Equity Fund	Equitization of cash
State Street Institutional Strategic Investment Fund	Equitization of Cash; Management of Interest Rate Risk
State Street Institutional Income Fund	Management of Interest Rate Risk

Options on Futures Contracts  Certain Funds may purchase and write options, including options on futures contracts, subject to certain limitations. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument. A Fund will not enter into a transaction involving options for speculative purposes. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying instrument or the cost basis of the securities purchased is adjusted by the original premium received or paid. In return for a premium paid, call and put options on futures contracts give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price.

For the period ended September 30, 2017 the State Street Institutional Strategic Investment Fund and the State Street Institutional Income Fund purchased and wrote options in order to hedge against changes in market conditions and interest rates.

Credit Default Swaps  During the year ended September 30, 2017, the Strategic Investment Fund and Income Fund engaged in credit default swaps to manage credit risk. When a Fund is the buyer in a credit default swap contract, a Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, a Fund

Notes to Financial Statements	119

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2017 pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, a Fund loses its investment and recovers nothing. However, if a credit event occurs, a Fund receives full notional value for a referenced debt obligation that may have little or no value. When a Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, a Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that a Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by a Fund for the same referenced obligation.

As the seller, a Fund may create economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. A Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. A Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. A Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if a Fund had invested in the referenced debt obligation directly. If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will not earn any return on its investment. If a Fund is a seller of a credit default swap, a Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject a Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

The following tables summarize the value of the Funds’ derivative instruments as of September 30, 2017 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

Asset Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Total

State Street Institutional U.S. Equity Fund
Futures Contracts(a)	$—	$—	$—	$1,453	$1,453
State Street Institutional S&P 500 Index Fund
Futures Contracts(a)	—	—	—	2,819	2,819
State Street Institutional Small-Cap Equity Fund
Futures Contracts(a)	—	—	—	907,988	907,988
State Street Institutional International Equity Fund
Futures Contracts(a)	—	—	—	23,397	23,397
State Street Institutional Strategic Investment Fund
Futures Contracts(a)	221,015	—	—	683,132	904,147
State Street Institutional Income Fund
Futures Contracts(a)	191,393	—	—	—	191,393

(a)	Unrealized appreciation on open futures contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.

120	Notes to Financial Statements

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2017

Liability Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Total

State Street Institutional Premier Growth Equity Fund
Futures Contracts(a)	$—	$—	$—	$(59,526)	$(59,526)
State Street Institutional Strategic Investment Fund
Futures Contracts(a)	(103,041)	—	—	—	(103,041)
Swap Contracts(b)	—	—	(26,540)	—	(26,540)
State Street Institutional Income Fund
Futures Contracts(a)	(145,646)	—	—	—	(145,646)
Swap Contracts(b)	—	—	(28,659)	—	(28,659)

(a)	Unrealized depreciation on open futures contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.
(b)	Unrealized appreciation on open swap contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.

Net Realized Gain (Loss)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Total

State Street Institutional U.S. Equity Fund
Futures Contracts	$—	$—	$—	$542,783	$542,783
State Street Institutional S&P 500 Index Fund
Futures Contracts	—	—	—	108,707	108,707
State Street Institutional Premier Growth Equity Fund
Futures Contracts	—	—	—	259,866	259,866
State Street Institutional Small-Cap Equity Fund
Futures Contracts	—	—	—	2,701,742	2,701,742
State Street Institutional International Equity Fund
Futures Contracts	—	—	—	175,576	175,576
State Street Institutional Strategic Investment Fund
Futures Contracts	297,360	—	—	1,076,027	1,373,387
Swap Contracts	—	—	(1,063,706)	—	(1,063,706)
Purchased Option Contracts(a)	(7,570)	—	—	—	(7,570)
Written Option Contracts	7,719	—	—	—	7,719
State Street Institutional Income Fund
Futures Contracts	175,241	—	—	—	175,241
Swap Contracts	—	—	(1,305,687)	—	(1,305,687)
Purchased Option Contracts(a)	(8,074)	—	—	—	(8,074)
Written Option Contracts	8,471	—	—	—	8,471

(a)	Options purchased are included in net realized gain (loss) from investments.

Notes to Financial Statements	121

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2017

Net Change in Unrealized Appreciation (Depreciation)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Total

State Street Institutional U.S. Equity Fund
Futures Contracts	$—	$—	$—	$2,357	$2,357
State Street Institutional S&P 500 Index Fund
Futures Contracts	—	—	—	(1,622)	(1,622)
State Street Institutional Premier Growth Equity Fund
Futures Contracts	—	—	—	(82,112)	(82,112)
State Street Institutional Small-Cap Equity Fund
Futures Contracts	—	—	—	779,661	779,661
State Street Institutional International Equity Fund
Futures Contracts	—	—	—	5,723	5,723
State Street Institutional Strategic Investment Fund
Futures Contracts	89,287	—	—	618,986	708,273
Swap Contracts	—	—	438,285	—	438,285
State Street Institutional Income Fund
Futures Contracts	38,263	—	—	—	38,263
Swap Contracts	—	—	540,081	—	540,081

5.	Fees and Transactions with Affiliates

Advisory Fee  SSGA FM, a registered investment adviser, was retained by the Board to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Management Fee
State Street Institutional U.S. Equity Fund	First $25 million	0.55%
State Street Institutional Premier Growth Equity Fund	Next $25 million	0.45%
	Over $50 million	0.35%

State Street Institutional S&P 500 Index Fund	All assets	0.15%

State Street Institutional Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%

State Street Institutional International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%

State Street Institutional Strategic Investment Fund	First $25 million	0.45%
	Next $25 million	0.40%
	Over $50 million	0.35%

State Street Institutional Income Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%

122	Notes to Financial Statements

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2017

SSGA FM has agreed to waive fees to reduce the Fund’s total annual operating expenses (excluding extraordinary expenses, interest, taxes, commissions and acquired fund fees and expenses, if any) by 0.06% of average daily net assets. SSGA FM also agrees to reimburse the Fund for any ordinary operating expenses (excluding extraordinary expenses, interest, taxes and commissions) indirectly borne by the Fund as a result of investing in the State Street Equity 500 Index II Portfolio (the “S&P 500 Portfolio”), a mutual fund advised by SSGA FM. This contractual fee waiver/expense reimbursement will remain in place through April 30, 2018 and before that date, SSGA FM may not terminate this arrangement without approval of the Board. SSGA FM has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Service Class shares of each Fund. Each Fund pays State Street Global Advisors Funds Distributors, LLC (“SSGA FD”), formerly known as State Street Global Markets, LLC, the Funds’ principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of 0.25% of the average daily net assets of such Fund attributable to the Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

Other Transactions with affiliates  The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended September 30, 2017 are disclosed in the Schedules of Investments.

In March, 2017, the State Street Institutional U.S. Equity Fund, the State Street Institutional S&P 500 Index Fund and the State Street Institutional Strategic Investment Fund received non-recurring litigation payments of $5,313, $210 and $8,624, respectively, from State Street Corp., an affiliate.

Due to Custodian  In certain circumstances, the Funds may have cash overdraft with the custodian. The Due to Custodian amount, if any, reflects cash overdrawn with State Street as custodian who is an affiliate of the Funds.

6.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

7.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended, September 30, 2017 were as follows:

	U.S. Government Obligations		Other Securities
Fund	Purchases	Sales	Purchases	Sales
State Street Institutional U.S. Equity Fund	$—	$—	$435,524,261	$654,886,640
State Street Institutional S&P 500 Index Fund	—	—	1,832,774	9,291,982
State Street Institutional Premier Growth Equity Fund	—	—	82,273,550	102,927,551
State Street Institutional Small-Cap Equity Fund	—	—	448,849,528	512,667,364
State Street Institutional International Equity Fund	—	—	356,520,340	566,092,542
State Street Institutional Strategic Investment Fund	747,118,516	752,952,991	426,110,641	555,297,209
State Street Institutional Income Fund	764,939,396	788,815,991	88,011,203	130,842,046

8.	Income Taxes

The Funds have qualified and intend to continue to qualify as regulated investment companies Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

Notes to Financial Statements	123

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2017

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds’ tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, foreign currencies, REITs, passive foreign investment companies, investments in forwards and futures, investments in swap contracts, paydown gains and losses, corporate actions, straddle loss deferrals and wash sale loss deferrals.

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total
State Street Institutional U.S. Equity Fund	$9,879,092	$28,916,900	$—	$38,795,992
State Street Institutional S&P 500 Index Fund	312,492	—	—	312,492
State Street Institutional Premier Growth Equity Fund	2,795,499	26,801,054	—	29,596,553
State Street Institutional Small-Cap Equity Fund	3,374,607	42,888,208	—	46,262,815
State Street Institutional International Equity Fund	21,951,592	—	—	21,951,592
State Street Institutional Strategic Investment Fund	16,367,487	6,973,273	—	23,340,760
State Street Institutional Income Fund	6,768,082	—	—	6,768,082

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total
State Street Institutional U.S. Equity Fund	$9,778,155	$101,236,202	$—	$111,014,357
State Street Institutional S&P 500 Index Fund	554,212	—	—	554,212
State Street Institutional Premier Growth Equity Fund	3,953,664	28,956,870	—	32,910,534
State Street Institutional Small-Cap Equity Fund	2,264,662	135,524,827	—	137,789,489
State Street Institutional International Equity Fund	20,715,844	—	—	20,715,844
State Street Institutional Strategic Investment Fund	14,267,379	35,892,452	—	50,159,831
State Street Institutional Income Fund	10,829,241	—	—	10,829,241

At September 30, 2017 the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Capital Loss Carryforwards*	Undistributed Long Term Capital Gain	Net Unrealized Gains (Losses)	Qualified Late-Year Losses**	Total
State Street Institutional U.S. Equity Fund	$21,278,499	$—	$77,345,689	$74,229,088	$—	$172,853,276
State Street Institutional S&P 500 Index Fund	231,915	(7,514,323)	613,954	3,110,330	—	(3,558,124)
State Street Institutional Premier Growth Equity Fund	2,246,210	—	19,469,420	111,698,742	—	133,414,372
State Street Institutional Small-Cap Equity Fund	17,559,389	—	94,379,431	362,943,301	—	474,882,121
State Street Institutional International Equity Fund	16,635,196	(227,026,679)	—	197,812,910	—	(12,578,573)
State Street Institutional Strategic Investment Fund	22,427,672	—	34,773,460	57,980,047	—	115,181,179
State Street Institutional Income Fund	1,418,815	(2,617,218)	—	2,769,074	—	1,570,671

*	A portion of the Funds Capital Loss Carryover may be subject to limitations.
**	The Funds have elected to defer certain qualified late-year losses in the next taxable year.

124	Notes to Financial Statements

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2017

As of September 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Fund	Expiring 2018	Expiring 2019	2020	2021	Non-Expiring Short Term*	Non-Expiring Long Term*

State Street Institutional S&P 500 Index Fund**	$6,311,576	$1,202,747	$—	$—	$—	$—
State Street Institutional International Equity Fund	34,429,113	140,255,693	—	—	15,099,487	37,242,386
State Street Institutional Income Fund	—	—	—	—	1,264,099	1,353,119

*	Must be utilized prior to losses subject to expiration.
**	A portion of the Fund’s capital loss carryover may be subject to limitations.

As of September 30, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Institutional U.S. Equity Fund	$387,331,035	$81,285,707	$7,056,619	$74,229,088
State Street Institutional S&P 500 Index Fund	7,492,375	3,292,133	181,803	3,110,330
State Street Institutional Premier Growth Equity Fund	264,632,647	115,451,345	3,752,603	111,698,742
State Street Institutional Small-Cap Equity Fund	1,103,292,021	406,486,846	43,543,545	362,943,301
State Street Institutional International Equity Fund	1,033,063,707	234,310,601	36,266,301	198,044,300
State Street Institutional Strategic Investment Trust	628,999,307	62,815,217	4,805,194	58,010,023
State Street Institutional Income Fund	228,637,556	4,046,437	1,238,257	2,808,180

9.	Line of Credit

The Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2017 unless extended or renewed. Prior to October 13, 2016, the Participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%.

Effective October 12, 2017, the Agreement was renewed, and as a result, the Funds and other affiliated Funds participate in a $500 million revolving credit facility.

The Funds had no outstanding loans as of September 30, 2017.

10.	Risks

Concentration Risk  As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified

Foreign and Emerging Markets Risk  Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds’ invest. Foreign markets may be less liquid than

Notes to Financial Statements	125

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2017 investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk  In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements other than below.

The Board has approved a separate Plan of Dissolution, Liquidation and Termination for the State Street Institutional S&P 500 Index Fund and the State Street Institutional Strategic Investment Fund, pursuant to which the Funds are expected to be liquidated and terminated on or about November 20, 2017 and November 30, 2017, respectively.

126	Notes to Financial Statements

State Street Institutional Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of State Street Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of State Street Institutional Funds (comprising, respectively, U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund and Income Fund) (collectively, the “Funds”) as of September 30, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to October 1, 2016 were audited by another independent registered public accounting firm whose report, dated November 20, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned funds comprising State Street Institutional Funds at September 30, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

Report of Independent Registered Public Accounting Firm	127

State Street Institutional Funds

Tax Information — September 30, 2017 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for its fiscal year ended September 30, 2017.

Dividends Received Deduction

Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2017 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Interest Income

Each fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.

Foreign Tax Credit

The following Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended September 30, 2017, the total amount of foreign taxes that will be passed through are:

Amount

State Street Institutional International Equity Fund	$2,711,948

The amount of foreign source income earned on the Fund during the year ended September 30, 2017 were as follows:

Amount

State Street Institutional International Equity Fund	$28,217,848

Long term capital gains dividends were paid from the following Funds during the year ended September 30, 2017:

Amount

State Street Institutional U.S. Equity Fund	$28,916,900
State Street Institutional Premier Growth Equity Fund	26,801,054
State Street Institutional Small-Cap Equity Fund	42,888,208
State Street Institutional Strategic Investment Fund	6,973,273

128	Tax Information

State Street Institutional Funds

Additional Information — September 30, 2017 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE AND EXECUTIVE OFFICERS
Jeanne M. La Porta SSGA FM 1600 Summer St. Stamford, CT 06905 Age 52	Trustee & President	Until successor is elected and qualified – 3 years	Senior Managing Director at State Street Global Advisors since July 2016; Director of State Street Global Advisors Funds Distributors, LLC since May 2017; President of GE Retirement Savings Plan Funds since July 2016; Senior Vice President and Commercial Operations Leader at GE Asset Management Incorporated (“GEAM”) from March 2014 to July 2016; President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds from March 2014 to November 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of State Street Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds from October 2003 to July 2016; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.	20	Director and President of State Street Variable Insurance Series Funds, Inc. since 2014; Trustee of Elfun Funds since 2014.

Additional Information	129

State Street Institutional Funds

Additional Information, continued — September 30, 2017 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE AND EXECUTIVE OFFICERS (continued)
Arthur A. Jensen SSGA FM 1600 Summer St. Stamford, CT 06905 Age 51	Treasurer	Until successor is elected and qualified – 6 years	Vice President at State Street Global Advisors since July 2016; Deputy Treasurer of Elfun Funds since July 2016; Treasurer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds since June 2011; Treasurer of Elfun Funds from June 2011 to July 2016; Mutual Funds Controller of GEAM from April 2011 to July 2016; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.	N/A	N/A

Robert Herlihy SSGA FM 1600 Summer St. Stamford, CT 06905 Age 50	Chief Compliance Officer	Until successor is elected and qualified – 12 years	Managing Director at State Street Global Advisors since July 2016; Deputy Chief Compliance Officer of Elfun Funds since July 2016; Chief Compliance Officer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002-2005.	N/A	N/A

Brian Harris SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 43	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Until successor is elected and qualified – 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).	N/A	N/A
Bruce S. Rosenberg SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 55	Assistant Treasurer	Until successor is elected and qualified – 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

130	Additional Information

State Street Institutional Funds

Additional Information, continued — September 30, 2017 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE AND EXECUTIVE OFFICERS (continued)
Ann M. Carpenter SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 50	Assistant Treasurer	Until successor is elected and qualified – 1 year	Chief Operating Officer, SSGA Funds Management, Inc. (April 2014 – present); Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2005 – present).*	N/A	N/A

Chad C. Hallett SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	Assistant Treasurer	Until successor is elected and qualified – 1 year	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).	N/A	N/A

Darlene Anderson-Vasquez SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 48	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).	N/A	N/A

Daniel G. Plourde SSGA FM State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 37	Assistant Treasurer	Until successor is elected and qualified – less than 1 year	Assistant Vice President, SSGA Funds Management, Inc. (May 2015 – present); Officer, State Street Bank and Trust Company (March 2009 –May 2015).	N/A	N/A

Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, Floor 7 Mail Stop SUM0703 Boston, MA 02111 Age 41	Secretary	Until successor is elected and qualified – less than 1 year	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).	N/A	N/A

* Served in various capacities and/or with various affiliated entities during noted time period.

Additional Information	131

State Street Institutional Funds

Additional Information, continued — September 30, 2017 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 71	Chairman of the Board	Until successor is elected and qualified – 20 years	General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.	14	Director of State Street Variable Insurance Series Funds, Inc. since 1997; Trustee of Neuroscience Research Institute since 1986; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 71	Trustee	Until successor is elected and qualified – 6 years	Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006; and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.	14	Director of State Street Variable Insurance Series Funds, Inc. since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 54	Trustee	Until successor is elected and qualified – 5 years	Dean of the Gabelli School of Business since 2007 and Accounting Professor since 1987 at Fordham University.	14	Director of State Street Variable Insurance Series Funds, Inc. since January 2012 and Trustee of Emmanuel College since 2010.

132	Additional Information

State Street Institutional Funds

Investment Team (Unaudited)

Investment Adviser and Administrator

SSGA Funds Management, Inc.

Trustees

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Secretary

Jesse D. Hallee

Chief Compliance Officer

Robert Herlihy

Deputy Chief Compliance Officer

Brian Harris

Treasurer

Arthur A. Jensen

Assistant Treasurers

Bruce S. Rosenberg

Ann M. Carpenter

Chad C. Hallett

Darlene Anderson-Vasquez

Daniel G. Plourde

Distributor

State Street Global Advisors Funds Distributors, LLC

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

Investment Team	133

Investment Adviser

SSGA Funds Management, Inc.

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

State Street Global Advisors Funds Distributors, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

http://www.ssga.com/geam

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.ssga.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.ssga.com/geam; and (ii) on the Commission’s website at http://www.sec.gov.

State Street Institutional Funds State Street Bank and Trust Company P.O. Box 5049 Boston, MA 02206	IBG-25643

Item 2. Code of Ethics.

As of the end of the period covered by this report, State Street Institutional Funds (the “Trust” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Registrant’s Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees (the “Board”) has determined that the Trust has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Mr. John R. Costantino and Ms. Donna M. Rapaccioli. Each of the “audit committee financial experts” is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended September 30, 2017 and September 30, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by E&Y in connection with the Trust’s statutory and regulatory filings and engagements were $183,200 and $200,800, respectively.

(b)	Audit-Related Fees

For the fiscal years ended September 30, 2017 and September 30, 2016, there were no fees for assurance and related services by E&Y reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

For the fiscal years ended September 30, 2017 and September 30, 2016, the aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $60,775 and $61,467, respectively.

(d)	All Other Fees

For the fiscal years ended September 30, 2017 and September 30, 2016, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $7,777,372 and $7,777,372, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for, among other things, the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and Covered Affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal years ended September 30, 2017 and September 30, 2016, the aggregate non-audit fees billed by E&Y for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were approximately $28,718,894 and $25,696,758, respectively.

(h)	E&Y notified the Trust’s Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trust’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

(a)	Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)  The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Trust’s second fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable to the Registrant.

(b)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	STATE STREET INSTITUTIONAL FUNDS

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta President

Date:	November 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta President (Principal Executive Officer)

Date:	November 22, 2017

By:	/s/ Arthur A. Jensen
Arthur A. Jensen Treasurer (Principal Financial and Accounting Officer)

Date:	November 22, 2017